As filed with the Securities and Exchange Commission on February 8, 2008

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

KOHLBERG CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

295 Madison Avenue, 6th Floor

New York, New York 10017

(212) 455-8300

(Address and Telephone Number of Principal Executive Offices)

Dayl W. Pearson

President and Chief Executive Officer

Kohlberg Capital Corporation

295 Madison Avenue, 6th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Craig E. Marcus, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Telephone: (617) 951-7000

Facsimile: (617) 951-7050

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share/Right (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (3)
Common Stock, $0.01 par value per share	3,100,000	$11.81	$36,611,000	$1,439
Rights to Purchase Common Stock (1)	3,100,000	—	—	—

(1)	The rights to purchase common stock will be issued pro rata to all stockholders without consideration. Pursuant to Rule 457(g)(3) under the Securities Act of 1933, as amended, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the common stock of the Registrant underlying the rights.
(2)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The proposed maximum offering price per share and the proposed maximum aggregate offering price are based on the average of the high and low sale price on The Nasdaq Global Select Market on February 5, 2008.
(3)	The Registrant previously paid $2,461 in connection with its Registration Statement on Form N-2 (Registration No. 333-146190), which was initially filed on September 20, 2007 and was withdrawn on October 22, 2007, of which $1,439 is offset against the currently due filing fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated February 8, 2008

PROSPECTUS

Up to 3,100,000 Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

We are issuing transferable rights to our stockholders of record, or record date stockholders, as of 5:00 p.m., New York City time, on                   , 2008, or the record date. The rights entitle any holders of rights (including holders of rights acquired during the subscription period), or rights holders, to subscribe for an aggregate of up to approximately 3,100,000 shares of our common stock. Record date stockholders will receive one right for every six outstanding shares of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every right held, which we refer to as the basic subscription right. In addition, both record date stockholders who fully exercise their rights and holders of rights acquired during the subscription period will be entitled to subscribe for additional shares that remain unsubscribed as a result of any unexercised rights. This over-subscription privilege is subject to a number of limitations, and record date stockholders will have the first priority right to subscribe for such additional shares.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”) manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments, and had approximately $2.1 billion of assets under management as of September 30, 2007. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering, from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. We maintain a strategic relationship with Kohlberg & Co, which includes access to the expertise of certain executives of Kohlberg & Co. in middle market leveraged investing and a royalty-free license to use the “Kohlberg” name.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. For a discussion of recent developments in the financial and credit markets affecting our business, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” The rights are transferable, and we intend to apply for quotation of the rights on The Nasdaq Global Select Market under the symbol “             .” See “The Rights Offering” for a complete discussion of the terms of this offer.

The subscription price per share will be     % of the volume-weighted average of the sales prices of our common stock on The Nasdaq Global Select Market for the      consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, stockholders who elect to exercise their rights will not know the subscription price per share at the time they exercise such rights. The rights will expire if they are not exercised by 5:00 p.m., New York City time, on                     , 2008, the expiration date of the offering, unless extended. We, in our sole discretion, may extend the period for exercising the rights. You will have no right to rescind your purchase after receipt of your payment of the estimated subscription price for each share subscribed for under you subscription rights except as described in this prospectus.

The offering will dilute the ownership interest and voting power of the common stock owned by stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their basic subscription rights should expect, upon completion of the offering, to own a smaller proportional interest in us than before the offering.

The net asset value per share of our common stock as of September 30, 2007 was $14.77, based on net assets of approximately $265.7 million as of September 30, 2007. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risks of loss for purchasers in this public offering. See “Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following the offer” on page 29 for more information. Further, if the net proceeds per share from the offering are at a discount to our net asset value per share, the offering will reduce our net asset value per share. See “Risk Factors—Risks Related to an Investment in Our Shares—Your interest in us may be diluted” on page 30 for more information. On February 7, 2008 the last reported sale price of a share of our common stock on The Nasdaq Global Select Market was $11.91.

Investing in our common stock involves significant risks. See “ Risk Factors” beginning on page 17.

	Per Share	Total (4)
Estimated subscription price (1)	$	$
Estimated sales load (1)(2)	$	$
Proceeds, before expenses, to Kohlberg Capital Corporation (1)(3)	$	$

(1)	Estimated using % of the volume-weighted average of the sales prices of our common stock on The Nasdaq Global Select Market for the consecutive trading days ending on , 2008.
(2)	In connection with the offer, , the dealer manager for this offer, will receive a fee for financial advisory, marketing and soliciting services equal to % of the estimated subscription price per share for each share issued pursuant to the exercise of rights. We have also agreed to reimburse the dealer manager an aggregate of up to $ for its expenses incurred in connection with the offer.
(3)	Before deduction of the offering expenses incurred by us, estimated to be $ including an aggregate of up to $ to be paid to the dealer manager as partial reimbursement for its expenses as discussed in note 2 above.
(4)	Assumes all rights are exercised at the estimated subscription price.

This prospectus concisely sets forth important information about us that you should know before investing in our common stock. Please read it before making an investment decision and keep it for future reference. As a public company, we file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by writing to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone by calling collect at (212) 455-8300 or by visiting our website at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The above telephone number may also be used to make stockholder inquiries. You may also obtain information about us from the Securities and Exchange Commission’s website (http://www.sec.gov ), which maintains the materials we file with the Securities and Exchange Commission.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                     , 2008.

As a result of the terms of this offer, stockholders who do not fully exercise their basic subscription rights should expect to own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer. In addition, if the net proceeds per share from the offering are less than the net asset value per share, the offer may result in an immediate dilution of net asset value per share for all of our stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value of our common stock will be on the expiration date for the offer or what the subscription price will be. If the net proceeds per share from the offering are substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-participating stockholders. If the net proceeds per share from the offering are less than our net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors—Risks Related to an Investment in Our Shares—Your interest in us may be diluted” in this prospectus for more information.

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Kohlberg Capital Corporation have not changed since the date hereof. We will update the information in this prospectus to reflect any material changes occurring prior to the completion of this offering.

Kohlberg Capital Corporation, our logo and other trademarks of Kohlberg Capital Corporation mentioned in this prospectus are the property of Kohlberg Capital Corporation. Kohlberg & Co., L.L.C., its logo and other trademarks of Kohlberg & Co., L.L.C. mentioned in this prospectus are the property of Kohlberg & Co., L.L.C. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, “Company,” “Kohlberg Capital,” “we,” “us” and “our” refer to Kohlberg Capital Corporation (or Kohlberg Capital, LLC prior to the conversion described under “—Our Corporate Information”), in each case together with our wholly-owned portfolio company Katonah Debt Advisors, and “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C., together with any additional direct or indirect wholly-owned subsidiaries that we organize in connection with the business of Katonah Debt Advisors.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ an experienced team of 20 investment professionals and 30 total staff members. Dayl W. Pearson, our President and Chief Executive Officer (“CEO”), has been in the financial services industry for over 30 years. During the past 16 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $5 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer (“CIO”), has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, our Vice President and the President of Katonah Debt Advisors, has more than 30 years of credit and investment experience and has participated in fundraising for 19 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $7 billion. Michael I. Wirth, our Chief Financial Officer (“CFO”) and Chief Compliance Officer (“CCO”), has over 19 years of experience in the structured finance industry and has advised, originated and/or managed portfolios with an aggregate value of $15 billion. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the two co-managing partners of Kohlberg & Co. and has completed more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $3.5 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies.

Recent Developments

Recent Market Developments. Recent events in the subprime mortgage sector have impacted the broader financial and credit markets and have reduced the availability of capital for both broadly syndicated loans (including capital available to invest through CLO Funds) and middle market loans. Even though we have no direct exposure to commercial or residential mortgage debt (subprime or otherwise) or other consumer borrowings, we believe that the recent reduction in liquidity may affect both our middle market investment business and the asset management business of Katonah Debt Advisors in several ways:

•

We believe that the decrease in debt capital available to both corporate borrowers and private equity firms will increase our future interest income available for distributions to our stockholders and to investors in CLO Funds because of higher interest spreads on loans.

•

We expect that greater structural protection that lenders require for new loans, such as lower overall financial leverage and maintenance financial covenants, will increase the opportunities for us to invest, since we have generally decided not to invest in highly leveraged or “covenant light” credit facilities.

•

We expect that the interest spread on debt issued by future CLO Funds managed by Katonah Debt Advisors will need to be higher than that on debt of its existing CLO Funds, and that Katonah Debt Advisors may need to evaluate other fund structures to continue the growth in its assets under management and fee income. Current CLO market conditions delayed the completion of several CLO Funds which Katonah Debt Advisors had expected to complete during 2007 and may delay the completion of CLO Funds scheduled to be completed during 2008.

Recent Company Developments. On December 20, 2007, we committed to make an investment in a newly formed asset management company focused on distressed debt investments organized by Steven Panagos and Jonathan Katz and doing business as Panagos/Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring practice, and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. We expect that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. We also expect that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. We committed to invest up to $2.5 million directly in PKSI, for which we will receive a 35% economic interest, including our pro rata share of its operating income, and up to $25 million in funds managed by PKSI, on which we will receive our pro rata share of such funds’ investment income. PKSI may also source distressed debt opportunities in which we may make direct investments.

On January 2, 2008, we acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, we acquired approximately $60 million of fee paying assets under management. We plan to integrate the Scott’s Cove business within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and we expect these individuals will assist us in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

On January 23, 2008, our wholly-owned asset management company, Katonah Debt Advisors, closed a $315 million CLO Fund. Katonah Debt Advisors received a structuring fee upon closing and expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

OUR PORTFOLIO

Investment Securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value increased from $249 million at December 31, 2006 to $435 million as of September 30, 2007. The net increase in portfolio size was funded primarily with borrowings under our new credit facility and with the proceeds of the over-allotment option exercised in connection with our December 2006 initial public offering. During the nine months ended September 30, 2007, we also sold some of our initial portfolio of primarily first lien loans that were accumulated prior to completion of the initial public offering in order to move towards our targeted portfolio mix of first and second lien loans, mezzanine finance and equity securities. First lien loan balances at fair value increased to $190 million at September 30, 2007 from $163 million at December 31, 2006. Second lien, mezzanine loan and bond positions increased to $149 million at September 30, 2007 from $27 million at December 31, 2006. We had equity securities, other than CLO equity securities, totaling $5 million and investments in CLO Fund securities of $33 million at September 30, 2007. The increase in investment positions is primarily a result of increased secured borrowings which finance such investment purchases. As of September 30, 2007, our investments in loans and debt securities had an annual weighted average interest rate of approximately 10%. For additional information regarding our investment portfolio and estimated net asset value as of September 30, 2007 see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Investment Securities.”

Investment in CLO Fund Securities

We typically make a minority investment in the subordinated debt or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of September 30, 2007, we had $33 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. In connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated debt or preferred stock. As of September 30, 2007, all of the CLO Funds in which we hold investments maintained the original issue credit ratings on all classes of their securities and were continuing to make cash payments to all classes of investors. As of September 30, 2007, our CLO Fund securities had an average annual cash yield of 28%.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds,

Katonah Debt Advisors expects to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated debt or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management, and our 100% equity interest in the company was valued at approximately $58 million.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of September 30, 2007, approximately 71% of our assets were investments for which either market quotations were readily available (“marked to market”) or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a market existed for such investments or from the values that would have been placed on such assets by other market participants, and the differences could be material. See “Risk Factors—Risks Related to Our Investments—Our portfolio investments for which there is no readily available market, including our equity investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.”

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. The Chairman and co-managing partners of Kohlberg & Co., each of whom is a member of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, each possesses on average more than 20 years of investment banking and middle market investing experience. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee. Through such participation, we have access to the expertise of these individuals in the middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. Affiliates of Kohlberg & Co., including those who serve on our Board of Directors and on our Investment Committee, will own, in the aggregate, approximately 14% of our outstanding common stock immediately following the completion of this offering, assuming that 3,100,000 shares of our common stock are sold. Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Since its founding in 1987, Kohlberg & Co. has organized six private equity funds, through which it has raised approximately $3.5 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $7 billion.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the Securities and Exchange Commission (the “SEC”). In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

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Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders.

•

Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships, Katonah Debt Advisors and our strategic relationship with Kohlberg & Co. From January 1, 2007 through September 30, 2007, we reviewed 515 investment opportunities, which resulted in 49 completed transactions and a total gross investment of $329 million.

•

Disciplined investment process. We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.

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Katonah Debt Advisors’ credit platform. Katonah Debt Advisors serves as a source of our direct investment opportunities and cash flow, and certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as a resource for credit analysis.

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Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in Katonah Debt Advisors and CLO Fund securities) is spread across 26 different industries and 83 different entities with an average balance per investment of approximately $4 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

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Strategic relationship with Kohlberg & Co. We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic relationship with Kohlberg & Co.

•

Significant equity ownership and alignment of incentives. Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

RISK FACTORS

Investing in this offering involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in our common stock. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 17.

Risks Related to Our Business

•	We have a limited operating history.

•

We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

•	We operate in a highly competitive market for investment opportunities.

•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•	There is a risk that we may not make distributions.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.

•

We may incur losses as a result of “first loss” agreements into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

•	We may experience fluctuations in our quarterly and annual operating results and credit spreads.

•	We are exposed to risks associated with changes in interest rates and spreads.

•	The debt we incur could increase the risk of investing in our Company.

•	Because we have outstanding indebtedness, we are exposed to additional risks, including the typical risks associated with leverage.

•

The agreements governing our securitized revolving credit facility (“credit facility”) contain various covenants that limit our discretion in operating our business and also include certain financial covenants.

•	Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Risks Related to Our Investments

•	Our investments may be risky, and you could lose all or part of your investment.

•

Our portfolio investments for which there is no readily available market, including our equity investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

•

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

•	Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

•	Defaults by our portfolio companies could harm our operating results.

•

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Our investments in equity securities involve a substantial degree of risk.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may not receive all or a portion of the income we expect to continue to receive from Katonah Debt Advisors.

•	We may not receive any return on our investment in the CLO Funds in which we have invested.

Risks Related to Our Operation as a BDC

•	Our management team has limited experience managing a BDC.

•	Our ability to enter into transactions with our affiliates is restricted.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

•

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•

If we are unable to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

Risks Related to an Investment in Our Shares

•	Investing in shares of our common stock may involve an above average degree of risk.

•

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following the offer.

•	We may allocate the net proceeds from this offer, to the extent it is successful, in ways with which you may not agree.

•	Our share price may be volatile and may fluctuate substantially.

•	There is no established trading market for the rights, which could make it more difficult for you to sell rights and could adversely affect their price.

•	Your interest in us may be diluted.

•	If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

•

Our principal stockholders will continue to have substantial ownership in us after this offering, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

•	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

OUR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

As a RIC under Subchapter M of the Code, we intend to distribute to our stockholders (i) substantially all of our net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (together referred to in this prospectus as “net investment company income”), plus (ii) any net capital gains (the excess, if any, of realized long-term capital gains over short-term capital losses). We intend to do so because to qualify for treatment as a RIC eligible for pass-through treatment, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. As a RIC eligible for pass-through tax treatment, we generally will not have to pay corporate-level taxes on any of our income and gains that we distribute to our stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” On March 13, 2007 we declared a dividend in the amount of $0.29 per share, on June 8, 2007 we declared a dividend in the amount of $0.35 per share, on September 24, 2007 we declared a dividend in the amount of $0.37 per share and on December 17, 2007 we declared a dividend in the amount of $0.39 per share. These dividends represented our estimated net investment company income for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, plus a portion of our undistributed 2006 net investment company income.

OUR CORPORATE INFORMATION

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the completion of our initial public offering, we acquired 100% of the equity interests in Katonah Debt Advisors, an entity through which Kohlberg & Co. historically conducted its middle market lending and asset management business, made an election to be regulated as a BDC, and converted to a Delaware corporation. Upon the completion of our initial public offering, we used approximately $185 million of the net proceeds to acquire a portfolio of senior secured term loans from an entity organized by Katonah Debt Advisors. We have elected to be treated as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2006.

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE RIGHTS OFFERING

The Offer	We are issuing to stockholders of record, or record date stockholders, on , 2008, the record date, one transferable right for each six shares of our common stock held on the record date (1 for 6). Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every right held, which we refer to as the basic subscription right. We will not issue fractional rights; we will round up the rights issuable to you to the next whole right.

Rights may be exercised at any time during the subscription period, which commences on , 2008, the record date, and ends at 5:00 p.m., New York City time, on , 2008, the expiration date, unless extended by us in our sole discretion. The rights will expire on the expiration date of the offer and may not be exercised thereafter. You will have no right to rescind your purchase after receipt of your payment of the estimated subscription price for each share subscribed for under you subscription rights except as described in this prospectus.

The rights are transferable and we intend to apply for quotation of the rights on The Nasdaq Global Select Market under the symbol “ .” See “The Rights Offering.”

Subscription Price	The subscription price per share will be % of the volume-weighted average of the sales prices of our common stock on The Nasdaq Global Select Market for the consecutive trading days ending on the expiration date of the offering.

Estimated Subscription Price	The estimated subscription price is $ per share. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares pursuant to their basic subscription rights or pursuant to the over-subscription privilege will not know the actual purchase price of those shares when they make that decision. If the actual subscription price is lower, excess payments will be refunded (without interest), and if the actual subscription price is higher, rights holders exercising their rights must make an additional payment by , 2008. See “The Rights Offering—The Subscription Price.”

Over-Subscription Privilege	Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and allocation. See “The Rights Offering—Over-Subscription Privilege.”

Purpose of the Offer	Our Board of Directors has determined in good faith that the offer would result in a net benefit to the existing stockholders because it increases the equity capital available for making additional investments, and may also be available to pay operating expenses or to repay debt. In order to continue to execute our investment objective, we must have sufficient liquidity available to make additional investments. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in the remainder of 2008 unless we increase our capital resources. The offer gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then- current trading price, while providing us access to additional capital resources. In connection with the approval of this offer, our Board of Directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share;

•	the increased equity capital to be available upon completion of the offer for making additional investments consistent with our investment objective;

•	the net asset value and ownership dilution to be experienced by non-participating stockholders;

•	the terms and expenses in connection with the offer relative to other alternatives for raising capital, including fees payable to the dealer manager;

•	the size of the offer in relation to the number of shares outstanding;

•	the market price of our common stock; and

•	the general condition of the securities markets.

We can provide no assurance that the current offer will be successful, or that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Dilutive Effects	This offer will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be at a discount to our net asset value per share, the offer may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. This characteristic of investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed (from a non-tax perspective) as partial compensation for the dilution of their interests.

Use of Proceeds	We intend to use the net proceeds of this offering to reduce existing indebtedness under our credit facility and to invest in portfolio companies in accordance with our investment objective. Any reduction of our indebtedness through the use of proceeds of this offering is expected to be only temporary, and we expect to utilize our credit facility for additional borrowings in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs. See “Use of Proceeds.”

How to Obtain Subscription Information	•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held; or

•	Contact the subscription agent, American Stock Transfer & Trust Company, toll-free at .

How to Subscribe	•

Deliver a completed subscription certificate and full payment of the estimated subscription price for each share subscribed for under your subscription rights (including shares subscribed for through the exercise of the over-subscription privilege) to the subscription agent by the expiration date of the offer; or

•

If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), instruct your Eligible Guarantor Institution to deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the offer.

Subscription Agent	American Stock Transfer & Trust Company, which we call the subscription agent, will act as the subscription agent in connection with this offer.

Distribution Arrangements

                                         will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement, the dealer manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to            % of the aggregate subscription price per share for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. In addition, we have agreed to reimburse the dealer manager up to

$            in the aggregate for its expenses incurred in connection with the offer. We have also agreed to indemnify the dealer manager against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Important Dates to Remember	Record Date , 2008
Subscription Period from , 2008 to , 2008 (1)
Last Day Rights May Be Traded , 2008 (1)
Expiration Date , 2008 (1)
Deadline for Delivery of Subscription Certificates and Payment for Shares , 2008 (1)
Deadline for Delivery of Notice of Guaranteed Delivery (2) , 2008 (1)
Confirmations Mailed to Participants , 2008 (1)
Final Payment for Over-Subscription Shares , 2008 (1)

(1)	Unless the offer is extended.
(2)

Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment of the estimated subscription price for each share subscribed for under their subscription rights (including shares subscribed for through the exercise of the over-subscription privilege) or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

Listing	Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.”

Distributions	We intend to continue to pay quarterly dividends to our stockholders. Our quarterly dividends are determined by our Board of Directors. On March 13, 2007 we declared a dividend in the amount of $0.29 per share, which was paid on April 17, 2007 to stockholders of record on April 6, 2007, on June 8, 2007 we declared a dividend in the amount of $0.35, which was paid on July 23, 2007 to stockholders of record on July 9, 2007, on September 24, 2007 we declared a dividend in the amount of $0.37 per share, which was paid on October 26, 2007 to stockholders of record on October 10, 2007 and on December 17, 2007 we declared a dividend in the amount of $0.39 per share, which was paid on January 24, 2008 to stockholders of record on December 24, 2007. See “Distributions.”

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See “Dividend Reinvestment Plan.”

Leverage	We borrow funds under our credit facility to make additional investments. This practice, which is known as “leverage,” allows us to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” As a BDC, we generally are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

Risk Factors	Investing in our common stock involves certain significant risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common stock. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities. See “Description of Capital Stock.”

Where You Can Find Additional Information	We have filed with the SEC a registration statement on Form N-2, which includes related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

Our common stock is registered under the Exchange Act, and we are required to file reports, proxy statements and other information with the SEC. The materials we file are available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company. The discussion below assumes full exercise of all rights issued in this offering.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

Sales Load		%(1)
Offering Expenses Borne by Us		%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Total Stockholder Transaction Expenses		%

ANNUAL EXPENSES (as a percentage of net assets attributable to common stock) (4)

Operating Expenses	2.1	%(5)
Interest Payments on Borrowed Funds	6.0	%(6)
Other Expenses	1.2	%(7)
Total Annual Expenses	9.3	%(8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by the Company of operating expenses at the levels set forth in the table above which, except as indicated above, does not include leverage or related expenses.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

(1)	We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to % of the aggregate subscription price for the shares issues pursuant to the offer. See “The Rights Offering—Distribution Arrangements.”
(2)	The percentage reflects estimated offering expenses of approximately $ .
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Net assets attributable to common stock” equals net assets (i.e. , total assets less total liabilities), which was approximately $265.7 million as of September 30, 2007, is estimated to be approximately $ million immediately following the completion of this offering.
(5)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment adviser. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.

(6)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments assumed to be made under our credit facility. This estimate assumes that we borrow for investment purposes an amount equal to 45% of our total assets at a per annum interest rate of approximately 6.1%. Actual interest payments may differ from the amount shown.
(7)	“Other Expenses” are based on estimated amounts for the current fiscal year and include expenses associated with our Board of Directors and administrative expenses, including our compliance with various regulations which apply to us as a public company.
(8)	“Total Annual Expenses” is the sum of “Operating Expenses,” “Other Expenses” and “Interest Payments on Borrowed Funds.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data beginning on page 47 of this prospectus should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto located elsewhere in this prospectus.

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We have a limited operating history.

We were organized in August 2006 to continue the middle market investment business and asset management business of Katonah Debt Advisors, which was organized in 2005 by Kohlberg & Co. Katonah Debt Advisors commenced its asset management operations with the hiring of E.A. Kratzman, its President (who also serves as our Vice President and a member of our Investment Committee), in June 2005 and began its middle market lending operations in February 2006 with the hiring of Dayl W. Pearson, who serves as our President and CEO, and R. Jon Corless, who serves as our CIO. In December 2006, we completed an initial public offering of our common stock and our common stock was listed on The Nasdaq Global Select Market. We have a limited operating history. As a result, we have limited operating results which demonstrate our ability to manage our business. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially.

We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior management team and our Board of Directors. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with other BDCs, as well as a large number of investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio investments if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected. Although Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but do not fit the investment profile of Kohlberg & Co. or its affiliates, no such referral to date has resulted in an investment by us or Katonah Debt Advisors.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There is a risk that we may not make distributions.

We intend to continue to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at historical or any specific levels or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our credit facility may limit our ability to make distributions. See “Obligations and Indebtedness.” If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC and we would be subject to corporate level U.S. federal income tax. See “Certain U.S. Federal Income Tax Considerations.” We cannot ensure that we will make distributions at historical or any other specified levels or at all.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.

In accordance with accounting principles generally accepted in the United States (“GAAP”) and the Code, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind (“PIK”) interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted PIK arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments generally are valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants is allocated to the warrants that we receive. This generally results in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify as a RIC eligible for pass-through tax treatment. Because such original issue discount income might exceed the amount of cash received in a given year with respect to such investment, we might need to obtain cash from other sources to satisfy such distribution requirements. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for tax treatment as a RIC or, even if such distribution requirement is satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity securities or reduce new investment originations to meet these distribution requirements and avoid tax. See “Certain U.S. Federal Income Tax Considerations.”

We may incur losses as a result of “first loss” agreements into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

We and Katonah Debt Advisors have entered into “first loss” agreements in connection with warehouse credit lines established by Katonah Debt Advisors to fund the initial accumulation of loan investments for future CLO Funds that Katonah Debt Advisors will manage, and may enter into similar agreements in the future. Such agreements (referred to as “first loss agreements” or “first loss obligations” in this prospectus) relate to (i) losses as a result of individual loan investments being ineligible for purchase by the CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if the CLO Fund has not been completed before the expiration of the warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of such loans funded by the warehouse credit line. As a result, we may incur losses if loans and debt obligations that had been purchased in the warehouse facility become ineligible for inclusion in the CLO Fund or if a planned CLO Fund does not close. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Commitments and Off-Balance Sheet Arrangements.”

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

We may experience fluctuations in our quarterly and annual operating results and credit spreads.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates and spreads.

Changes in interest rates may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. An increase in interest rates due to an increase in credit spreads, regardless of general interest rate fluctuations, could also negatively impact the value of any investments we hold in our portfolio. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

The debt we incur could increase the risk of investing in our Company.

As of September 30, 2007, we had $170 million of outstanding indebtedness, with available additional borrowing capacity of $105 million. On October 1, 2007, we amended our credit facility to increase the maximum amount we may borrow thereunder from $200 million to $275 million, extend the maturity date from February 14, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. We expect to continue to borrow from, and issue senior debt securities to, banks, insurance companies and other lenders, including pursuant to our credit facility. See “Obligations and Indebtedness.” Lenders have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)	–10%	–5%	0%	5%	10%
Corresponding Return to Common Stockholder (1)%		%	%	%	%

(1)	Assumes (i) that we borrow an amount equal to 45% of our total assets which is estimated to be approximately $ million immediately following the completion of this offering, (ii) approximately $ million in debt outstanding, (iii) approximately $ million in stockholders’ equity and (iv) an average cost of funds of approximately 6.1%. Actual interest payments may be different.

Because we have outstanding indebtedness, we are exposed to additional risks, including the typical risks associated with leverage.

We borrow funds or may issue senior securities, pursuant to our existing credit facility or other agreements, to make additional investments. With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or issuance. The amount of leverage that we employ will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

•	a likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage;

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exposure to increased risk of loss if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we did not use leverage;

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that the covenants contained in the documents governing the credit facility or other debt instruments could restrict our operating flexibility. Such covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time; and

•	that we, and indirectly our stockholders, will bear the cost of leverage, including issuance and servicing costs (i.e. , interest).

Any requirement that we sell assets at a loss to redeem or pay interest or dividends on any leverage, or for other reasons, would reduce our net asset value and also make it difficult for the net asset value to recover. Our Board of Directors, in their judgment, nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

The agreements governing our credit facility contain various covenants that limit our discretion in operating our business and also include certain financial covenants.

We have entered into a credit facility that is backed by a revolving pool of loans. Under the credit facility, we are subject to limitations as to how borrowed funds may be used, including restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could result in the early amortization of the credit facility, limit further advances and, in some cases, result in an event of default. An event of default under the credit facility would result, among other things, in the termination of the availability of further funds under the credit facility and an accelerated maturity date for all amounts outstanding under the credit facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the credit facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the credit facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC. If we default under certain provisions of the credit facility, the remedies available to the lender may limit our ability to declare dividends. Moreover, we cannot assure you that we will be able to borrow funds under the credit facility at any particular time or at all. For a more detailed discussion of the credit facility, see “Obligations and Indebtedness.”

Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. On March 13, 2007, June 8, 2007, September 24, 2007 and December 17, 2007 we declared dividends in the amount of $0.29 per share, $0.35 per share, $0.37 per share and $0.39 per share, respectively. These dividends represented our estimated distributable income for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, plus a portion of our undistributed 2006 distributable income.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Secured Loans. When we extend secured term loans, we generally take a security interest (either as a first lien position or as a second lien position) in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to assist in mitigating the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt. Our mezzanine debt investments generally are subordinated to senior loans and generally are unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt is subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies. Investments in middle market companies also involve a number of significant risks, including:

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limited financial resources and inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing the value of any guarantees we may have obtained in connection with our investment;

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shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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less predictable operating results, being parties to litigation from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence, and requiring substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	difficulty accessing the capital markets to meet future capital needs; and

•	generally less publicly available information about their businesses, operations and financial condition.

Our portfolio investments for which there is no readily available market, including our equity investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

Our investments consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee which utilizes its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Where appropriate, our Board of Directors utilizes the services of an independent valuation firm to aid it in determining fair value, particularly in the case of our investments in CLO Funds and in Katonah Debt Advisors, which are valued quarterly, and investments in mezzanine and equity securities, which are valued regularly. The independent valuation firm provides third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. The value of our investment in Katonah Debt Advisors is determined based on a percentage of the assets under management and a multiple of its operating income, both of which are based, in part, on an analysis of the valuation of comparable asset management companies. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed or from the valuations that would be placed on our assets by other market participants. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of September 30, 2007, our largest investment, our 100% equity interest in Katonah Debt Advisors, equaled approximately 13% of the fair value of our investments. Beyond the asset diversification requirements associated with our qualification as a RIC (as described further in “Certain U.S. Federal Income Tax Considerations”), we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. In accordance with our current policy, we will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment). However, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

Most of our investments are either debt or minority equity investments in our portfolio companies. Therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we generally are not in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies are permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not receive all or a portion of the income we expect to continue to receive from Katonah Debt Advisors.

We expect to continue to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of Katonah Debt Advisors. However, the existing asset management agreements pursuant to which Katonah Debt Advisors receives such fee income from the CLO Funds for which it serves as manager may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CLO Funds and the holders of a majority of the subordinated securities issued by such CLO Funds. “Cause” is defined in the asset management agreements to include a material breach by Katonah Debt Advisors of the indenture governing the applicable CLO Fund, breaches by Katonah Debt Advisors of certain specified provisions of the indenture, material breaches of representations or warranties made by Katonah Debt Advisors, bankruptcy or insolvency of Katonah Debt Advisors, fraud or criminal activity on the part of Katonah Debt Advisors or an event of default under the indenture governing the CLO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to Katonah Debt Advisors under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CLO Funds. If the asset management agreements are terminated or the CLO Funds do not generate enough income to pay the subordinated management fees, we will not receive the fee income that we expect to continue to receive from Katonah Debt Advisors, which will reduce income available to make distributions to our stockholders.

We may not receive any return on our investment in the CLO Funds in which we have invested.

As of September 30, 2007, we had $33 million invested in the subordinated debt or preferred shares issued by CLO Funds managed by Katonah Debt Advisors and certain other third party asset managers. In connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. We expect to continue to acquire subordinated securities in the future in CLO Funds managed by Katonah Debt Advisors and/or third party managers. These subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to each other class of securities issued by these CLO Funds. Therefore, they only receive cash distributions if the CLO Funds have made all cash interest payments to all other debt securities issued by the CLO Fund. The subordinated securities are also unsecured and rank behind all of the secured creditors, known or unknown, of the CLO Fund, including the holders of the senior securities issued by the CLO Fund. Consequently, to the extent that the value of a CLO Fund’s loan investments has been reduced as a result of conditions in the credit markets, or as a result of default loans or individual fund assets, the value of the subordinated securities at their redemption could be reduced. Additionally, we may not be able to continue to complete new CLO Funds due to CLO market conditions or other factors.

Risks Related to Our Operation as a BDC

Our management team has limited experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See “Regulation.” Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus. See “Election to be Regulated as a Business Development Company and a Regulated Investment Company.”

Furthermore, our management team’s limited experience in managing a BDC that qualifies as a RIC, which is subject to operating limitations under the Code, may hinder our ability to invest in certain assets that might otherwise be part of our investment strategy, thus reducing the return on your investment. For a description of the requirements to maintain RIC pass-through tax treatment, please see “Certain U.S. Federal Income Tax Considerations.”

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we securitize a portion our loans to generate cash for funding new investments through our credit facility. To securitize loans, we have created a wholly-owned subsidiary and contributed a pool of loans to the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” for purposes of the 1940 Act unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets.” See “Regulation.”

We believe that most of the senior loans and mezzanine investments that we acquire constitute “qualifying assets.” However, investments in the equity securities of CLO Funds generally do not qualify as “qualifying assets,” and we may invest in other assets that are not “qualifying assets.” If we do not invest a sufficient portion of our assets in “qualifying assets,” we may be precluded from investing in what we believe are attractive investments or could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. These restrictions could also prevent us from making investments in the equity securities of CLO Funds, which could limit Katonah Debt Advisors’ ability to organize new CLO Funds. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we are unable to qualify as a RIC under Subchapter M of the Code, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

Provided we qualify as a RIC, we will generally not be subject to corporate-level U.S. federal income taxes on income distributed to our stockholders as dividends. We will not qualify for pass-through tax treatment as a RIC, and thus will be subject to corporate-level U.S. federal income taxes, if we are unable to comply with the source-of-income, asset diversification and distribution requirements contained in the Code, or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. Failure to meet the requirements for tax treatment as a RIC would subject us to taxes, which would reduce the return on your investment. As such, our failure to qualify for tax treatment as a RIC would have a material adverse effect on us, the net asset value of our common stock and the total return obtainable from your investment in our common stock. We may, from time to time, organize and conduct the business of our wholly-owned portfolio company, Katonah Debt Advisors, through additional direct or indirect wholly-owned subsidiaries which may, in some cases, be taxable as corporations. For additional information see “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

Risks Related to an Investment in Our Shares

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following the offer.

We cannot predict the price at which our common stock or rights will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offer soon after the offer. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We may allocate the net proceeds from this offer, to the extent it is successful, in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offer and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that the current offer will be successful or that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Our share price may be volatile and may fluctuate substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	inability to qualify for RIC tax treatment;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio;

•	general economic conditions and trends; and

•	departure of key personnel.

There is no established trading market for the rights, which could make it more difficult for you to sell rights and could adversely affect their price.

There can be no assurances that an active public market for the rights will develop as a result of the offer of the rights by any selling holder or that, if such a market develops, it will be maintained. We intend to apply for the rights to be quoted on The Nasdaq Global Select Market under the symbol “                    .” Future trading prices of the rights will depend on many factors, including our operating results, the market for similar securities and the performance of our common stock.

Your interest in us may be diluted.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value of our common stock will be on the expiration date or what the subscription price will be. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. For example, assuming 3,100,000 shares are sold at the estimated subscription price of $         per share and after deducting all expenses related to the issuance of the shares, our current net asset value per share would be reduced by approximately $            , or         %.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the offer or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

The fact that the rights are transferable may reduce the effects of any dilution as a result of the offer. Rights holders can transfer or sell their rights. The cash received from the sale of rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the rights will develop or the rights will have any value in that market.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of January 31, 2008, we had 18,094,306 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our principal stockholders will continue to have substantial ownership in us after this offering, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

Individuals and entities affiliated with Kohlberg & Co. will beneficially own, in the aggregate, approximately 14% of the outstanding shares of our common stock immediately following the completion of this offering, assuming that 3,100,000 shares of our common stock are sold. James A. Kohlberg, the Vice-Chairman of our Board of Directors, is a founder and the Chairman of Kohlberg & Co. Christopher Lacovara, who serves as the Chairman of our Board of Directors and Investment Committee, and Samuel P. Frieder, who serves as a member of our Board of Directors and our Investment Committee, are co-managing partners of Kohlberg & Co. Our Board of Directors and our Investment Committee must approve of the acquisition and disposition of our investments. As a result, these individuals may be able to exert influence over our management and policies. Affiliates of Kohlberg & Co. may also acquire additional shares of our equity securities in the future. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our Company or may ultimately affect the market price of our common stock. Mr. Kratzman, who serves on our Investment Committee, is also employed by Katonah Debt Advisors and is compensated, in part, based upon the performance of Katonah Debt Advisors. As a result, Mr. Kratzman may have interests in Katonah Debt Advisors that differ from yours as a stockholder of Kohlberg Capital.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti- takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Capital Stock—Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures.”

FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The matters discussed in this prospectus, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

•	our ability to operate as a BDC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the impact of volatility in credit markets generally and in the CLO market in particular; and

•	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

THE RIGHTS OFFERING

Purpose of the Offer

Our Board of Directors has determined in good faith that the offer would result in a net benefit to the existing stockholders because it increases the equity capital available for making additional investments, and may also be available to pay operating expenses and to repay debt. The offer gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then-current trading price without paying any commission or sales charges (although, if you exercise your rights through a financial institution, you are responsible for paying any fees which that institution may charge). The offer will increase the equity capital available for making additional investments. In order to continue to execute our investment objective, we must have sufficient liquidity available to make additional investments. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in the remainder of 2008 unless we increase our capital resources. In connection with the approval of this offer, our Board of Directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share;

•	the increased equity capital to be available upon completion of the offer for making additional investments consistent with our investment objective;

•	the ownership dilution to be experienced by partially or non-participating stockholders and possible net asset value dilution to be experienced by all stockholders;

•	the terms and expenses in connection with the offer relative to other alternatives for raising capital, including fees payable to the dealer manager;

•	the size of the offer in relation to the number of shares outstanding;

•	the market price of our common stock; and

•	the general condition of the securities markets.

In determining that this offer is in our best interest and in the best interests of our stockholders, we have retained                                         , the dealer manager for this offer, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable offer, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting offers.

We can provide no assurance that the current offer will be successful, or that by increasing the size of our available equity capital, our expense ratio or debt ratio will be lowered.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional offers from time to time for a number of shares and on terms which may or may not be similar to this offer. Any such future offer will be made in accordance with the 1940 Act.

Terms of the Offer

We are issuing to record date stockholders transferable rights to subscribe for up to approximately 3,100,000 shares of our common stock. Each record date stockholder is being issued one transferable right for each six shares of our common stock owned on the record date (1 for 6). The rights entitle each holder to acquire at the subscription price one share of our common stock for every right held, which we refer to as the basic subscription right. Rights may be exercised at any time during the subscription period, which commences on                     , 2008, the record date, and ends at 5:00 p.m., New York City time, on                     , 2008, the expiration date, unless extended by us.

The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “—Foreign Stockholders.” We will not issue fractional rights; we will round up the rights issued to you to the next whole right.

The rights are transferable and we intend to apply for quotation of the rights on The Nasdaq Global Select Market under the symbol “                    .” Rights holders who are not record date stockholders may purchase shares as described above, which we refer to as the basic subscription, but rights holders who are not record date stockholders are not entitled to subscribe for shares pursuant to the over-subscription privilege (as described below). Rights holders who purchase shares in the basic subscription and record date stockholders who purchase shares pursuant to the over-subscription privilege are hereinafter referred to as participating rights holders.

Shares for which there is no subscription during the basic subscription will be offered, by means of the over-subscription privilege, first to record date stockholders who fully exercise the rights issued to them pursuant to this offer and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and allocation. See “—Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by any depository or nominee will be deemed to be the holders of the rights that are issued to the depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offer to close.

Over-Subscription Privilege

Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, first to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all record date stockholders’ over-subscription requests will be honored in full. If record date stockholder requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among stockholders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the available excess shares is as follows:

Stockholder’s Record Date Position	×	Excess Shares Remaining
Total Record Date Position of All Over-Subscribers

Any rights holder other than a record date stockholder who exercises rights is entitled to subscribe for remaining shares that are not otherwise over-subscribed for by record date stockholders. These non-record date rights holders should indicate, in the subscription certificate submitted with respect to the exercise of any rights, how many shares they are willing to acquire pursuant to the over-subscription privilege. There can be no assurance that non-record date rights holders will receive shares pursuant to the over-subscription privilege.

If sufficient remaining shares are available after the over-subscription privilege shares for the record date stockholders have been allotted, then all over-subscriptions by non-record date rights holders will be honored in full. If the remaining shares are insufficient to permit such allocation, the remaining shares will be allocated pro-rata among the non-record date rights holders who wish to exercise their over-subscription privilege, based on the number of rights held by such rights holders on the expiration date; provided, however, that if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. The formula to be used in allocating the shares available to non-record date rights holders exercising their over-subscription privilege is as follows:

Non-Record Date Rights Holder’s Rights
Ownership as of the Expiration Date

Total Rights Ownership as of the Expiration Date of Non-Record

Date Rights Holders Exercising Their Over-Subscription Privilege

×	Shares Available for Non-Record Date Rights Holders Exercising Their Over-Subscription Privilege

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the basic subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner.

We will not offer or sell in connection with the offer any shares that are not subscribed for pursuant to the basic subscription or the over-subscription privilege.

The Subscription Price

The subscription price per share will be     % of the volume-weighted average of the sales prices of our common stock on The Nasdaq Global Select Market for the      consecutive trading days ending on the expiration date of the offering. Since the expiration date will be                     , 2008 (unless we extend the offer), and the subscription price will be determined on the expiration date, rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their basic subscription rights and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $             per share. The estimated subscription price is determined using     % of the volume-weighted average of the sales prices of our common stock on The Nasdaq Global Select Market for the              consecutive trading days ending on                     , 2008, and may be more or less than the actual subscription price per share. If the actual subscription price is lower, excess payments will be refunded (without interest), and if the actual subscription price is higher, rights holders exercising their rights must make an additional payment by                     , 2008. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment of the estimated subscription price for each share subscribed for under their subscription rights by the subscription agent except as described below under “—Notice of Net Asset Value Decline.” We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

Expiration of the Offer

The offer will expire at 5:00 p.m., New York City time, on                     , 2008, unless extended by us. The rights will expire on the expiration date of the offer and may not be exercised thereafter.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Dilutive Effects

Any stockholder who chooses not to participate in this offer should expect to own a smaller interest in us upon completion of this offer. This offer will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. The amount of dilution that a stockholder will experience could be substantial. Further, because the net proceeds per share from the offering may be lower than our net asset value per share, the offer may reduce our net asset value per share.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of rights, receipt of which may be viewed (from a non-tax perspective) as partial compensation for the dilution of their interests.

Notice of Net Asset Value Decline

As required by the SEC’s registration form, we will suspend the offer until we amend this prospectus if, subsequent to the effective date of the registration statement of which this prospectus forms a part, our net asset value declines more than 10% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

Subscription Agent

American Stock Transfer & Trust Company will act as the subscription agent in connection with this offer. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $            , plus reimbursement for all out-of-pocket expenses related to the offer.

Completed subscription certificates must be sent together with full payment of the estimated subscription price for all shares subscribed for in the basic subscription and pursuant to the over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to                                         , which must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the expiration date of the offer. Facsimiles should be confirmed by telephone at                                         . We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to 5:00 p.m., New York City time, on the expiration date of the offer or by the close of business on the third business day after the expiration date of the offer following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.

By First Class Mail Only: (No Overnight Express Mail)	American Stock Transfer & Trust Company

By Hand to New York Delivery Window:

By Overnight Delivery:

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the subscription agent at its telephone number and address listed below:

American Stock Transfer & Trust Company

Attn:

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

Methods For Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “—Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by a depository or nominee on their behalf, to such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date of the offer. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on or before the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the subscription agent at the address set forth above.

Record date stockholders who fully exercise all rights issued to them and rights holders other than record date stockholders may both participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the initial subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated first to record date stockholders and then (if any remaining shares are still available) to non-record date rights holders, and the number of remaining shares issued to some or all exercising rights holders participating in the over-subscription privilege may be reduced as described under “—Over-Subscription Privilege” above.

Record Date Stockholders Whose Shares are Held by a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “—Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “—Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

Foreign Stockholders

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on                     , 2008, three business days prior to the expiration date (or, if the offer is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these stockholders to the dealer manager, who will either purchase the rights or use its best efforts to sell them. The net proceeds, if any, from sale of those rights will be remitted to these stockholders.

Payment For Shares

Participating rights holders may choose between the following methods of payment:

(1) A participating rights holder may send the subscription certificate together with payment for the shares acquired in the basic subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the estimated subscription price of $            . To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, at or prior to 5:00 p.m., New York City time, on the expiration date.

(2) A participating rights holder may request a Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full estimated subscription price of $             per share for the shares subscribed for in the basic subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on                     , 2008 (or, if the offer is extended, by the close of business two business days prior to the extended expiration date).

Participating rights holders will have no right to rescind their subscription after receipt of their payment of the estimated subscription price for each share subscribed for under their subscription rights by the subscription agent, except as provided above under “—Notice of Net Asset Value Decline.”

All payments by a participating rights holder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the United States and payable to Kohlberg Capital Corporation. The subscription agent will hold all funds received by it prior to the final payment date pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the estimated subscription price for each share subscribed for under their subscription rights to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m.,

New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

On a date within five business days following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by a depository or nominee, to such depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the basic subscription; (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege; (iii) the per share and total purchase price for the shares; and (iv) any additional amount payable to us by the participating rights holder or any excess to be refunded by us to the participating rights holder, in each case based on the subscription price as determined on the expiration date. If any participating rights holder, if eligible, exercises his or her right to acquire shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to him or her will be applied by us toward payment for shares acquired pursuant to the exercise of the over-subscription privilege. Any additional payment required from a participating rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a participating rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable. No interest will be payable on any excess payments.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the basic subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (i) find other participating rights holders who wish to subscribe for such subscribed and unpaid for shares; (ii) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the basic subscription and/or the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Sale of Rights

The Rights are Transferable until the Day Immediately Preceding the Expiration Date

We intend to apply for quotation of the rights on The Nasdaq Global Select Market under the symbol “                    .” While the Company and the dealer manager will use their best efforts to ensure that an adequate trading market for the rights will exist, no assurance can be given that a market for the rights will develop. Trading in the rights on The Nasdaq Global Select Market is expected to be conducted beginning on or about                     , 2008, and continuing until and including                     , 2008 (or if the offer is extended, until the day immediately prior to the extended expiration date). Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights.

Sales through Subscription Agent and Dealer Manager

Stockholders who do not wish to exercise any or all of their rights may instruct the subscription agent to sell any rights they do not intend to exercise themselves through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before                     , 2008 (or if the offer is extended, until two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase or to use its best efforts to complete the sale and the subscription agent will remit the proceeds of the sale to the selling stockholders. If the rights can be sold, sales of such rights will be deemed to have been effected at the weighted-average price received by the selling dealer manager on the day such rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date of the offer. The subscription agent will hold the proceeds from those sales for the benefit of such non-claiming stockholders until such proceeds are either claimed or revert to the state pursuant to applicable state law. There can be no assurance that the dealer manager will purchase or be able to complete the sale of any such rights, and neither we nor the dealer manager have guaranteed any minimum sales price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred rights. In such event, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as written upon the face of the subscription certificate, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act, subject to the standards and procedures adopted by us.

Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date of the offer for (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise prior to the expiration date of the offer or sale prior to the day immediately preceding the expiration date of the offer (or, if the offer is extended, the extended expiration date).

Except for the fees charged by the subscription agent and the dealer manager, which will be paid by us, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of those commissions, fees or expenses will be paid by us, the subscription agent or the dealer manager.

We anticipate that the rights will be eligible for transfer through, and that the exercise of the basic subscription and the over-subscription privilege may be effected through, the facilities of the Depository Trust Company, or DTC. Holders of DTC exercised rights may exercise the over-subscription privilege in respect of such DTC exercised rights by properly completing and duly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date of the offer, a nominee holder over-subscription certificate or a substantially similar form satisfactory to the subscription agent, together with payment of the estimated subscription price for the number of shares for which the over-subscription privilege is to be exercised.

Delivery of Stock Certificates

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by a depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account the depository or nominee. With respect to all other stockholders, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 calendar days from the date of receipt of the payment.

Federal Income Tax Consequences of the Offer

The following is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of this prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any non-U.S., state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be effective on a retroactive basis. Participating rights holders should consult their tax advisors regarding specific questions as to non-U.S., federal, state or local taxes.

1.	The value of a right will not be includible in the income of a stockholder at the time the right is issued.

2.	The basis of a right issued to a stockholder will be zero, and the basis of the share with respect to which the right was issued (the old share) will remain unchanged, except if (i) either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the stockholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the right a portion of the basis of the old share and (ii) the right does not expire unexercised in the hands of the stockholder, then the stockholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

3.	If a right distributed to a stockholder expires unexercised in the hands of the stockholder, no loss will generally be recognized by the stockholder because the basis of the old share may be allocated to a right only if the right is exercised or sold.

4.	The basis of a right purchased in the market will generally be its purchase price.

5.	If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

6.	Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to stockholders will normally depend on whether the old share is held as a capital asset) and will be a long-term capital gain or loss if the holding period exceeds one year. The holding period of a right issued to a stockholder will include the holding period of the old share.

7.	No gain or loss will be recognized by a stockholder upon the exercise of a right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the right and the subscription price for the new share. The holding period for the new share will begin on the date when the right is exercised.

ERISA Considerations

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate defined benefit and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts subject to Section 4975 of the Code should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code and any similar applicable law.

Distribution Arrangements

                    , which is a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer manager for this offer. Under the terms and subject to the conditions contained in the dealer management agreement, the dealer manager will provide financial advisory and marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege. This offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to             % of the aggregate subscription price for shares issued pursuant to this offer.

In addition, we have agreed to reimburse the dealer manager an aggregate amount up to $             for its expenses incurred in connection with this offer. We have agreed to indemnify the dealer manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.

Prior to the expiration of this offer, the dealer manager may independently offer for sale shares, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

ELECTION TO BE REGULATED AS A

BUSINESS DEVELOPMENT COMPANY AND

A REGULATED INVESTMENT COMPANY

Our elections to be regulated as a BDC and to be treated as a RIC have a significant impact on our future operations:

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Changes in these values are reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities generally include all borrowings, guarantees of borrowings and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

We intend to distribute substantially all of our net taxable income to our stockholders. We generally will be required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute to stockholders.

We have elected to be treated as a RIC for U.S. federal income tax purposes, commencing with our taxable year ended December 31, 2006. As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Certain U.S. Federal Income Tax Considerations.”

Provided we qualify as a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). Katonah Debt Advisors, our wholly-owned taxable portfolio company, receives fee income earned with respect to its management services. We expect that Katonah Debt Advisors will form additional direct or indirect subsidiaries which will receive similar fee income. Some of our subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to income tax at regular corporate rates, for U.S. federal and state purposes, although, as a RIC, dividends and distributions of capital received by us from our taxable subsidiaries and distributed to our stockholders will not subject us to U.S. federal income taxes. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our credit facility may limit our ability to make distributions. See “Obligations and Indebtedness.”

We are required to comply with the provisions of the 1940 Act applicable to BDCs.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS

Assuming                  shares of our common stock are sold at the estimated subscription price of $            , the net proceeds of this offering are estimated to be approximately $            , after deducting dealer manager fees and other expenses related to this offer payable by us estimated at approximately $            , including an aggregate of up to $             to be paid to the dealer manager for its expenses incurred in connection with the offer.

We intend to use the net proceeds of this offering to:

•

reduce existing indebtedness under our credit facility, which had an outstanding principal balance of $170 million as of September 30, 2007 and available additional borrowing capacity of $105 million and, as amended on October 1, 2007, provides for borrowings of up to $275 million, accrues interest based on prevailing commercial paper rates plus 0.85% (or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread), and matures on October 1, 2012; and

•	make investments consistent with our investment objective, depending on the availability of attractive investment opportunities and market conditions.

Any reduction of our indebtedness through the use of proceeds of this offering is expected to be only temporary, and we expect to utilize our credit facility for additional borrowings in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs following completion of this offering. Pending the uses described above, we intend to invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Assuming full exercise of all rights issued in this offering, we expect to substantially invest the net proceeds of this offering within 12 months of the closing of this rights offering.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On February 7, 2008, the last reported closing price of our stock was $11.91 per share. As of January 31, 2008, we had 18 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The Nasdaq Global Select Market since our initial public offering. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

			Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV
	NAV (1)		High	Low
2006
Fourth Quarter (December 11, 2006 through December 31, 2006)	$14.29		$17.45	$15.79	122.1%	110.5%
2007
First quarter (January 1, 2007 through March 31, 2007)	$14.78		$18.00	$15.05	121.8%	101.8%
Second quarter (April 1, 2007 through June 30, 2007)	$15.39		$19.68	$15.75	127.9%	102.3%
Third quarter (July 1, 2007 through September 30, 2007)	$14.77		$19.10	$13.65	129.3%	92.4%
Fourth quarter (October 1, 2007 through December 31, 2007)		(2)	$15.49	$10.00	(2)	(2)
2008
First quarter (January 1, 2008 through February 7, 2008)		(2)	$12.99	$10.32	(2)	(2)

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.
(2)	Net asset value has not yet been calculated for this period. We generally determine the net asset value per share of our common stock on a quarterly basis. See “Determination of Net Asset Value.”

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Our common stock has traded in excess of net asset. However, there can be no assurance that our shares will continue to trade at a premium to net asset value. It is not possible to predict whether our shares, including the shares being offered hereby, will trade at, above or below net asset value.

DISTRIBUTIONS

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;

•	98% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and

•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). In order to qualify as a RIC, we are required to distribute to our stockholders with respect to each taxable year at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income. In addition, we may retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain U.S. Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

The following table sets forth the dividends declared by us since our initial public offering, which represent an amount equal to our estimated net investment company income for the specified quarter plus a portion of the undistributed amount of 2006 net investment company income:

	Cash Dividend per share (1)
Fourth quarter 2007	$0.39	(2)
Third quarter 2007	$0.37	(3)
Second quarter 2007	$0.35	(4)
First quarter 2007	$0.29	(5)

(1)	Reflects the dividend declared in the specified quarter.
(2)	Declared on December 17, 2007 and paid on January 24, 2008 to stockholders of record on December 24, 2007.
(3)	Declared on September 24, 2007 and paid on October 26, 2007 to stockholders of record on October 10, 2007.
(4)	Declared on June 8, 2007 and paid on July 23, 2007 to stockholders of record on July 9, 2007.
(5)	Declared on March 13, 2007 and paid on April 17, 2007 to stockholders of record on April 6, 2007.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2007 on an actual basis and an as adjusted basis to give effect to the sale of 3,100,000 shares of our common stock at an estimated subscription price of $             after deducting the fee paid to the dealer manager and the estimated expenses of the offering payable by us and the application of the estimated net proceeds as described in “Use of Proceeds.”

This table should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements included elsewhere in this prospectus.

	As of September 30, 2007 (in thousands, unaudited)
	Actual	As adjusted
Cash and Cash equivalents	$7,024	$
Debt:
Credit facility	170,000
Equity:
Preferred Stock, $0.01 par value per share; 5,000,000 shares authorized, no shares issued and outstanding	—
Common Stock, $0.01 par value per share; 100,000,000 shares authorized; 17,997,611 shares issued and outstanding	180
Additional Paid-in capital	252,841
Undistributed net investment income	399
Undistributed net realized gains	—
Net unrealized appreciation on investments	12,327

Total stockholders’ equity	265,747

Total capitalization	$435,747	$

SELECTED FINANCIAL DATA

The following selected financial and other data for the period from December 11, 2006, the date of our initial public offering and conversion to a corporation, through December 31, 2006 is derived from our financial statements which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose report thereon is included within this prospectus, and the following selected financial and other data for the nine-month period ended September 30, 2007 is derived from our unaudited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus.

	Nine Months Ended September 30, 2007 (unaudited)	December 11, 2006 (inception) through December 31, 2006
Income Statement Data
Total investment income	$25,596,175	$1,151,903
Net realized and unrealized gain (loss) on investments	8,241,132	4,253,787
Total expenses	(9,426,493)	(641,278)
Equity in income (loss) of affiliate	1,795,006	(72,710)
Excise taxes	—	(21,162)
Net increase (decrease) in stockholders’ equity resulting from operations	$26,205,820	$4,670,540

Per Common Share Data
Net investment income (loss):
Basic	$1.00	$0.02
Diluted	$1.00	$0.02
Cash dividend declared	$1.01	$—
Net increase (decrease) in stockholder’s equity resulting from operations (Basic and Diluted)	$1.46	$0.26
Net asset value per common share	$14.77	$14.29

	September 30, 2007 (unaudited)	December 31, 2006
Select Period-End Balances
Total assets	$455,992,814	$282,375,847
Total debt	$170,000,000	$—
Total stockholders’ equity	$265,746,935	$256,400,423

Other Data
Number of investments at period end	130	86
Number of portfolio companies at period end	83	66
Principal amount of investments purchased	$329,226,823	$191,706,724
Principal amount of investments sold and repayments	$137,413,089	$533,315
Weighted average yield of income producing debt investments (1)	10%	9.0%
Fair value of CLO equity investments	$33,130,000	$20,870,000
Fair value of investment in wholly-owned asset management company, Katonah Debt Advisors	$58,019,825	$37,574,995
Assets under management of Katonah Debt Advisors	$2,109,811,818	$1,366,376,291
Total return based on market value	(15.1)%	15.3%

(1)	Weighted average yield of income producing debt investments is calculated as the average yield to par outstanding balances for investments in loans and mezzanine debt. The yield on CLO equities and investment in our wholly-owned portfolio manager, Katonah Debt Advisors, are excluded.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., a leading private equity firm focused on middle market investing. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income, because to maintain our qualification as a RIC, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. Provided we qualify as a RIC, we generally will not have to pay corporate-level taxes on any of our income and gain that we distribute to our stockholders.

Investment Securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value increased from $249 million at December 31, 2006 to $435 million as of September 30, 2007. The net increase in portfolio size was funded primarily with borrowings under our new credit facility and with the proceeds of the over-allotment option exercised in connection with our December 2006 initial public offering. During the nine months ended September 30, 2007, we also sold some of our initial portfolio of primarily first lien loans that were accumulated prior to completion of the initial public offering in order to move towards our targeted portfolio mix of first and second lien loans, mezzanine finance and equity securities. First lien loan balances at fair value increased to $190 million at September 30, 2007 from $163 million at December 31, 2006. Second lien, mezzanine loan and bond positions increased to $149 million at September 30, 2007 from $27 million at December 31, 2006. The increase in investment positions is primarily a result of increased secured borrowings which finance such investment purchases. We had equity securities, other than CLO equity securities, totaling

$5 million and investments in CLO Fund securities of $33 million at September 30, 2007. In connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. As of September 30, 2007, our investments in loans and debt securities had an annual weighted average interest rate of approximately 10%.

Our investment portfolio (excluding our investment in Katonah Debt Advisors and CLO Funds) at quarter end is spread across 26 different industries and 83 different entities with an average balance per investment of approximately $4 million. As of September 30, 2007, all portfolio companies were current on their debt service obligations. Our portfolio, including the CLO Funds in which we invest, and the CLO Funds managed by Katonah Debt Advisors, consist exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

Investment in CLO Fund Securities

We typically make a minority investment in the subordinated debt or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of September 30, 2007, we had $33 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. In connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated debt or preferred stock. As of September 30, 2007, all of the CLO Funds in which we hold investments maintained the original issue credit ratings on all classes of their securities and were continuing to make cash payments to all classes of investors. As of September 30, 2007, our CLO Fund securities had an average annual cash yield of 28%.

Our investments in CLO Fund securities are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds, Katonah Debt Advisors expects to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated debt or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management, and our 100% equity interest in the company was valued at approximately $58 million.

We expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which we expect to receive a current cash return, we can help Katonah Debt Advisors raise these funds which in turn will increase its assets under management which will result in additional management fee income.

Katonah Debt Advisors, as a wholly-owned portfolio company, is accounted for using the equity method of accounting consistent with our status as a BDC. Under the equity method of accounting, Katonah Debt Advisors is initially recorded at cost on our balance sheet. Subsequent net income or losses of Katonah Debt Advisors under GAAP is recognized as affiliate income or loss on our income statement with a corresponding increase (in the case of net income) or decrease (in the case of net loss) in the cost basis of our investment in Katonah Debt Advisors on the balance sheet. The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of Katonah Debt Advisors’ accumulated GAAP net income would reduce the basis of Katonah Debt Advisors on our balance sheet. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is based primarily on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately taxable corporation, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to us would generally need to be distributed to our stockholders. Katonah Debt Advisors’ taxable net income differs from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Goodwill amortizable for tax was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to our initial public offering in exchange for shares of our stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered a taxable asset purchase under the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and distributable income by which GAAP income will exceed distributable income by approximately $2 million per year over such period. As a result, if Katonah Debt Advisors were to distribute its GAAP net income to us, only Katonah Debt Advisors’ taxable net income after such goodwill amortization will be required to be distributed to our stockholders.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of September 30, 2007, approximately 71% of our assets were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a market existed for such investments or from the values that would have been placed on our assets by other market participants, and the differences could be material. See “Risk Factors—Risks Related to Our Investments—Our portfolio investments for which there is no readily available market, including our equity investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.”

RECENT DEVELOPMENTS

Recent events in the subprime mortgage sector have impacted the broader financial and credit markets. In general, there has been re-pricing of credit risk due to a higher incidence of borrower defaults on residential mortgages and a consequent reduction in the market value of residential mortgage backed securities. The holders of mortgage-backed securities are also in many cases providers of capital for corporate borrowings. As a result, losses on mortgage-backed securities have reduced the availability of capital for both broadly syndicated loans (including capital available to invest through CLO Funds) as well as middle market loans, even though defaults by corporate borrowers remain at historically low levels. We have no direct exposure to residential mortgage debt (subprime or otherwise) or other consumer borrowings either on our balance sheet or through the CLO Funds managed by Katonah Debt Advisors. However, the recent reduction in liquidity for corporate borrowers may affect both our middle market investment business and the asset management business of Katonah Debt Advisors in several ways.

The decrease in debt capital available to both corporate borrowers and private equity firms has increased the interest rates (generally measured as a “spread” over LIBOR or the Prime Rate) which they must pay for new loans. We believe that this will have a favorable impact on both our middle market investment business and on Katonah Debt Advisors, because higher interest spreads on loans will increase future interest income available for distributions to our stockholders and to investors in CLO Funds. In addition the reassessment of corporate credit risk has caused lenders to require greater structural protection on new loans, such as lower overall financial leverage and maintenance financial covenants. We believe this trend is also favorable to our business because it increases the opportunities for us to invest, because, generally both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities. However, we expect that the interest spread on debt issued by future CLO Funds managed by Katonah Debt Advisors will need to be higher than that on debt of its existing CLO Funds, and that Katonah Debt Advisors may need to evaluate other fund structures to continue the growth in its assets under management and fee income. Current CLO market conditions delayed the completion of several CLO Funds which Katonah Debt Advisors had expected to complete during 2007 and may delay the completion of CLO Funds scheduled to be completed during 2008.

As of September 30, 2007, our investment in CLO Funds, at $33 million, represented less than 8% of our total assets. These CLO Funds invested in by us and/or managed by Katonah Debt Advisors and certain third party managers were all distributing cash flows and performing in line with expectations as of September 30, 2007, and none were in breach of any material covenant. The securities in our investment portfolio are spread across 26 different industries and multiple corporate sponsors and, as of September 30, 2007, none of the securities in Kohlberg Capital’s investment portfolio were in default or in non-accrual status and all were performing according to their contractual terms. Through September 30, 2007, we had a mark-to-market loss in our investment portfolio, excluding our investment in Katonah Debt Advisors, of $10.6 million. As of September 30, 2007, we had excess liquidity of over $112 million of cash and available borrowing capacity under our existing credit facility, and neither Kohlberg Capital nor Katonah Debt Advisors is subject to margin calls on any borrowings or warehouse facilities.

On October 1, 2007, we amended our credit facility to increase our borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. In addition, the amendment revised the method for determining the required equity contribution from Kohlberg Capital to the special-purpose bankruptcy remote subsidiary, KCAP Funding. Subject to certain thresholds, the required equity contribution will be increased from $45 million to $60 million, depending on the amount of outstanding borrowings.

Subsequent to September 30, 2007, we purchased all of the assets of Ardsley CLO 2007-1 Ltd. (“Ardsley”), an entity set up by Katonah Debt Advisors in connection with the possible formation of a new CLO Fund, for an aggregate purchase price of approximately $72 million. Approximately $14 million in aggregate principal amount of such assets were subsequently sold in market transactions with third parties, and the remaining approximately $58 million of debt securities from Ardsley were retained in our investment portfolio. The value of the Ardsley assets are not included as assets under management at Katonah Debt Advisors as of September 30, 2007. In addition, we purchased assets and entered into commitments in the ordinary course of business. We expect to syndicate a portion of these commitments to third parties. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment, the execution and delivery of satisfactory documentation and the receipt of any necessary consents. We cannot assure you that we will make any of these investments.

On December 20, 2007, we committed to make an investment in a newly formed asset management company focused on distressed debt investments organized by Steven Panagos and Jonathan Katz and doing business as Panagos/Katz Situational Investing. Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring practice, and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. We expect that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. We also expect that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. We committed to invest up to $2.5 million directly in PKSI, for which we will receive a 35% economic interest, including our pro rata share of its operating income, and up to $25 million in funds managed by PKSI, on which we will receive our pro rata share of such funds’ investment income. PKSI may also source distressed debt opportunities in which we may make direct investments.

On January 2, 2008, we acquired substantially all of the assets of Scott’s Cove, an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, we acquired approximately $60 million of fee paying assets under management. We plan to integrate the Scott’s Cove business within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and we expect these individuals will assist us in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

On January 23, 2008, our wholly-owned asset management company, Katonah Debt Advisors, closed a $315 million CLO Fund. Katonah Debt Advisors received a structuring fee upon closing and expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

As a BDC, we invest a substantial portion of our assets in illiquid securities including debt and equity securities of primarily privately-held companies. These securities are valued and carried at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors, each quarter. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of September 30, 2007 and December 31, 2006, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Payment in Kind Interest

We may have loans in our portfolio that contain a PIK provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. For the three and nine months ended September 30, 2007, we earned approximately $244,000 and $395,000 in PIK interest, respectively.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options under the Kohlberg Capital Corporation 2006 Equity Incentive Plan (our “Equity Incentive Plan”) to officers and employees for services rendered to us. We will follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation, a method by which the fair value of options are determined and expensed. We are internally managed and therefore do not incur management fees payable to third parties.

Dividends

Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle market investment businesses through investments in senior secured term loans, mezzanine loans and selected equity securities in primarily privately held middle market companies.

The following table shows our portfolio by security type as of September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006:

	September 30, 2007 (unaudited)		June 30, 2007 (unaudited)		March 31, 2007 (unaudited)		December 31, 2006
Security Type	Investments at Fair Value	Percentage of Portfolio	Investments at Fair Value	Percentage of Portfolio	Investments at Fair Value	Percentage of Portfolio	Investments at Fair Value	Percentage of Portfolio
Senior Secured Loan	$190,251,915	43.8%	$164,306,480	45.0%	$150,412,107	52.1%	$163,313,492	65.5%
Junior Secured Loan	111,614,136	25.7	78,628,735	21.4	43,803,154	15.2	27,453,892	11.0
Mezzanine Investment	32,156,415	7.4	27,365,817	7.5	17,531,218	6.1	—	—
Senior Subordinated Bond	2,790,000	0.7	2,850,000	0.8	3,010,000	1.0	—	—
Senior Unsecured Bond	2,000,000	0.5	2,000,000	0.5	—	—	—	—
CLO Equity	33,130,000	7.6	28,920,000	7.9	24,290,000	8.4	20,870,000	8.4
Equity Securities	4,974,140	1.0	2,974,140	0.8	2,974,140	1.0	—	—
Asset Management Company (Katonah Debt Advisors)	58,019,825	13.3	58,990,846	16.1	46,658,105	16.2	37,574,995	15.1

Total	$434,936,431	100.0%	$366,036,018	100.0%	$288,678,724	100.0%	$249,212,379	100.0%

Following completion of our initial public offering, we used approximately $185 million of the net proceeds of that offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 through a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair value. Subsequent to our acquisition of these assets and consistent with our investment strategy, we began to reposition our investment portfolio toward a heavier weighting in second lien senior loans and mezzanine loans.

Prior to our initial public offering, we issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated debt and preferred stock securities issued by CLO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) managed by Katonah Debt Advisors and two other asset managers. Subsequent to our initial public offering, we purchased approximately $13 million of CLO Fund securities issued by other CLOs managed by Katonah Debt Advisors and approximately $4 million of CLO Fund securities managed by a third party asset manager, bringing our total investment in CLO Fund securities to approximately $33 million as of September 30, 2007. In connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund.

Prior to our initial public offering, we issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company that manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase in stockholders’ equity resulting from operations which includes net investment income (loss) and net realized and unrealized gain (loss). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three and nine months ended September 30, 2007. Prior to the completion of our initial public offering on December 11, 2006, we had no material operations and are therefore unable to present comparable prior periods.

Investment Income

Investment income for the three months ended September 30, 2007 was approximately $10.5 million. Of this amount, approximately $8 million was attributable to interest income on our investments, which had an average par value during the period of approximately $309 million. For the three months ended September 30, 2007 approximately $630,000 of investment income was attributable to interest on assets accumulated for future CLO issuances on which we entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $2 million of investment income is attributable to dividends earned on CLO equity investments.

Investment income for the nine months ended September 30, 2007 was approximately $26 million. Of this amount, approximately $18 million was attributable to interest income on our middle market investments, which had an average par value during the period of approximately $243 million. For the nine months ended September 30, 2007 approximately $2 million of investment income was attributable to interest on assets accumulated for future CLO issuances on which we entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors’ CLO Funds. Approximately $5 million of investment income is attributable to dividends earned on CLO equity investments.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio. Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities.

Expenses

Total expenses for the three months ended September 30, 2007 were approximately $4 million. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $2 million on average debt outstanding of $136 million. Approximately $1 million of expenses were attributable to employment compensation, including salaries, bonuses, stock option, 401(k) and pension related expense for the period. Other expenses included approximately $406,000 in professional fees related to legal, accounting, valuation and Sarbanes-Oxley compliance fees. Administrative and other costs totaled $296,000 and include occupancy expense, insurance, technology and other office expenses.

Total expenses for the nine months ended September 30, 2007 were approximately $9 million. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $4 million on average debt outstanding of $66 million. Approximately $3 million of expenses were attributable to employment compensation, including salaries, bonuses, stock option, 401(k) and pension related expense for the period. Other expenses included approximately $2 million in professional fees related to legal, accounting, valuation and Sarbanes-Oxley compliance fees. Administrative and other costs totaled $997,000 and include occupancy expense, insurance, technology and other office expenses.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding balance on our revolving credit facility and the base index rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are paid annually.

Equity in Income from Affiliate

As of September 30, 2007, our investment in Katonah Debt Advisors was approximately $58 million. For the three and nine months ended September 30, 2007, Katonah Debt Advisors had GAAP net income of approximately $657,000 and $2 million, respectively. The net income of Katonah Debt Advisors is included in the GAAP income of Kohlberg Capital. Katonah Debt Advisors made no cash distributions of its income in 2007. For purposes of calculating distributable income for required quarterly dividends as a RIC, only cash distributions of Katonah Debt Advisors’ current or accumulated undistributed net income to Kohlberg Capital are included and are further reduced by approximately $2 million per annum for tax goodwill amortization resulting from its acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses) and may result in a dividend amount that exceeds our distributable tax income but not our GAAP net investment income.

Net Unrealized Appreciation on Investments

During the three and nine months ended September 30, 2007, our investments had an increase in net unrealized appreciation of $11 million and an increase in net unrealized appreciation of $8 million, respectively. The decrease in net unrealized appreciation for the three months ended September 30, 2007 is primarily due to (i) an approximate $8 million decrease in the market value of certain broadly syndicated loans as a result of current market conditions (there are no non-performing loans—all loans remain current on interest and principal payments); (ii) an approximate $2 million decrease in the value of CLO equity investments as a result of current market conditions; and (iii) an approximate $1 million decrease in the value of Katonah Debt Advisors due to a decrease in assets under management, primarily as a result of the termination of the Ardsley CLO warehouse facility on October 3, 2007 (the Company purchased and retained approximately $58 million of the warehoused Ardsley assets for its investment portfolio).

The increase in net unrealized appreciation for the nine months ended September 30, 2007 was primarily a result of the appreciation of our wholly-owned portfolio company, Katonah Debt Advisors, offset by recent decrease in net unrealized appreciation noted for the three months ended September 30, 2007. The year-to-date increase in the value of Katonah Debt Advisors is primarily as a result of an increase in Katonah Debt Advisors’ assets under management from $1.2 billion prior to our initial public offering to $2.1 billion as of September 30, 2007. During the nine months ended September 30, 2007, Katonah Debt Advisors increased its assets under management through the completion of the formation of Katonah X CLO Ltd., which included approximately $486 million in assets as of September 30, 2007. In addition, during the nine months ended September 30, 2007, Katonah Debt Advisors began to aggregate assets of approximately $463 million in preparation for the formation of new funds it expects to complete by the first half of 2008.

Net Increase in Stockholders’ Equity Resulting From Operations

The net increase in stockholders’ equity resulting from operations for the nine months ended September 30, 2007 was approximately $26 million, or $1.46 per outstanding share.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

In addition to the traditional sources of available funds (issuance of new equity, debt or undrawn warehouse facility capacity), we also have the ability to raise additional cash funds through the securitization of assets on our balance sheet through our wholly-owned asset manager, Katonah Debt Advisors. Such a securitization provides cash for new investments on our balance sheet as well as additional management fee income and potentially increased value (as a result of increased assets under management) for Katonah Debt Advisors.

As a BDC, we are limited in the amount of leverage we can incur to finance our investment portfolio. We are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock. As a result, our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

As of September 30, 2007 and December 31, 2006, the fair value of investments and cash and cash equivalents were as follows:

	Investments at Fair Value
Security Type	September 30, 2007	December 31, 2006
	(unaudited)
Cash and cash equivalents	$7,023,967	$32,404,493
Senior Secured Loan	190,251,915	163,313,492
Junior Secured Loan	111,614,136	27,453,892
Mezzanine Investment	32,156,415	—
Senior Subordinated Bond	2,790,000	—
Senior Unsecured Bond	2,000,000	—
CLO Equity	33,130,000	20,870,000
Equity Securities	4,974,140	—
Portfolio Management Company	58,019,825	37,574,995

Total	$441,960,398	$281,616,872

As of September 30, 2007, we had $170 million of outstanding indebtedness, with available additional borrowing capacity of $105 million, and had restricted cash balances of approximately $5 million, which we maintained in accordance with the terms of our credit facility. A portion of these funds, approximately $2 million, were released to us in October 2007.

On October 1, 2007, we amended our credit facility to increase the maximum amount we may borrow thereunder from $200 million to $275 million, extend the maturity date from February 14, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. The interest charged on borrowed funds is payable monthly.

We expect our cash on hand, borrowings under our current credit facility’s undrawn commitments, and cash generated from operations, including income earned from investments and any income distributions made by Katonah Debt Advisors will be adequate to meet our cash needs at our current level of operations. Our primary use of funds will be investments in secured lien loans, mezzanine debt and CLO Fund equity. In order to fund new originations, we intend to use cash on hand, advances under our credit facility and equity financings. Our credit facility contains collateral requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These limitations may limit our ability to fund certain new originations with advances under the credit facility, in which case we will seek to fund originations using new debt or equity financings.

COMMITMENTS AND OFF-BALANCE SHEET ARRANGEMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of our portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of September 30, 2007 and December 31, 2006, we had committed to make a total of approximately $4 million of investments in various revolving senior secured loans, of which approximately $757,000 was funded as of September 30, 2007 and no amount was funded as of December 31, 2006. As of September 30, 2007 and December 31, 2006, we had committed to make a total of approximately $517,000 and $667,000, respectively, of investments in a delayed draw senior secured loan.

We and Katonah Debt Advisors have entered into first loss agreements in connection with warehouse credit lines established to fund the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage, and may enter into similar agreements in the future. Such first loss agreements relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for our first loss commitment, we receive net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns & Co. Inc. (“Bear Stearns”) to structure and raise three CLO Funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). As part of these engagements, Katonah Debt Advisors entered into warehouse credit lines with Bear Stearns to fund the initial accumulation of assets for Katonah 2007 and Katonah 2008-I, which provided for a first loss obligation of Katonah Debt Advisors, requiring it to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for Katonah 2007 Katonah 2008-I and Katonah 2008-II prior to their completion, or (ii) if one or all of these CLO Funds failed to close at the expiration of the engagement (i.e., December 31, 2008), a portion of the losses (if any) on the resale of the warehoused assets. As of September 30, 2007, Katonah 2007 and Katonah 2008-I had acquired an aggregate of approximately $316 million and $147 million, respectively, determined on the basis of the par value of such assets. On January 23, 2008, Katonah Debt Advisors closed Katonah 2007 in accordance with the terms of the Bear Stearns engagement. Katonah Debt Advisors received a structuring fee upon closing and expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007.

On March 12, 2007, Kohlberg Capital and Katonah Debt Advisors engaged Lehman Commercial Paper Inc. (“Lehman”) to structure and raise a CLO Fund to invest in senior secured middle market corporate loans, to be named Ardsley CLO 2007-1 Ltd. and to be managed by Katonah Debt Advisors, and entered into a warehouse credit agreement and ancillary agreements with Lehman to fund the initial accumulation of assets for Ardsley. Under the warehouse credit agreement, Kohlberg Capital, as the first loss provider, was obligated to reimburse Lehman for (i) certain losses (if any) incurred on loans acquired for Ardsley with advances under the warehouse credit facility prior to the completion of the CLO Fund, or (ii) if the CLO Fund failed to close at the expiration of the engagement on December 19, 2007, a portion of the losses (if any) on the resale of the warehoused assets. On October 3, 2007, Kohlberg Capital, Katonah Debt Advisors and Ardsley agreed with Lehman to terminate the engagement, the warehouse credit facility and Kohlberg Capital’s first loss obligation upon payment to Lehman of a payoff amount equal to the amount owed under the warehouse credit facility as of the payoff date minus $1 million, to reflect the estimated current value of the warehoused loans. As part of the termination, Kohlberg Capital purchased all of Ardsley’s assets for an aggregate purchase price of approximately $72 million. Approximately $14 million in aggregate principal amount of such assets were purchased and subsequently sold in market transactions with third parties, and the remaining approximately $58 million of debt securities from Ardsley were retained in our investment portfolio. Ardsley used the proceeds from its sale of these loans to us to repay the outstanding obligations under the warehouse credit facility. All outstanding amounts under the warehouse credit facility have been paid off in full, as a result of which the warehouse credit facility and Kohlberg Capital’s first loss obligations thereunder have terminated. The value of the Ardsley assets are not included as assets under management at Katonah Debt Advisors as of September 30, 2007.

As a result of the termination of the Ardsley warehouse credit facility, the warehouse credit line with Bear Stearns pursuant to the engagement letter dated October 12, 2007 is the only guarantee arrangement to which Kohlberg Capital is a party with respect to the business of Katonah Debt Advisors.

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of December 31, 2006:

	Payments Due by Period
Contractual Obligations	Total	2007	2008	2009	2010	2011	More than 5 Years
Operating lease obligations	$2,092,099	$298,871	$298,871	$298,871	$298,871	$298,871	$597,744
Long-term debt obligations	—	—	—	—	—	—	—
Unused lending commitments (1)	2,291,666	2,291,666	—	—	—	—	—
Total	$4,383,765	$2,590,537	$298,871	$298,871	$298,871	$298,871	$597,744

(1)	Represents the unfunded lending commitment in connection with revolving lines of credit or delayed funding draws on loans made to portfolio companies.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our business activities contain elements of market risks. We consider our principal market risks to be fluctuations in interest rates and the valuations of our investment portfolio. Managing these risks is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor these risks and thresholds by means of administrative and information technology systems and other policies and processes.

Interest Rate Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of September 30, 2007, approximately 92% of our loans at fair value in our portfolio were at floating rates with a spread to an interest rate index such as LIBOR or the prime rate. We generally expect that future portfolio investments will predominately be floating rate investments. As of September 30, 2007, we had $170 million of borrowings outstanding at a floating rate tied to prevailing commercial paper rates plus a margin of 0.70%.

Because we plan on borrowing money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet as of September 30, 2007 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical increase or decrease of a 1% change in interest rates would correspondingly affect net interest income proportionately by approximately 1% over a one-year period. Correspondingly, a hypothetical increase or decrease of a 1% change in interest rates would correspondingly affect net interest expense proportionately by approximately 1% over a one-year period.

Because most of our investments as of September 30, 2007 were floating rate with a spread to an index similar to our financing facility, we would not expect a significant impact on our net interest spread.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of September 30, 2007. In connection with the credit facility established on February 14, 2007 and amended on October 1, 2007, our special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of September 30, 2007, approximately 71% of our assets were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments or from the values that would have been placed on our assets by other market participants, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors. Our Board of Directors is ultimately and solely responsible for determining the fair value of portfolio investments on a quarterly basis in good faith. Duff & Phelps, LLC, an independent valuation firm, provided, third party valuation consulting services to our Board of Directors, which consisted of certain limited procedures that our Board of Directors identified and requested them to perform. For the quarter ended September 30, 2007, our Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on investments in 14 portfolio companies comprising approximately 48% of the total investments at fair value for which market quotations are not readily available as of September 30, 2007. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. In the future, our Board of Directors may continue to utilize the services of Duff & Phelps, LLC or may use another third party valuation provider.

OBLIGATIONS AND INDEBTEDNESS

On February 14, 2007, we entered into a credit facility that is backed by a revolving pool of loans. We primarily use advances under the credit facility to make additional investments. The credit facility is secured by the loans acquired by us with the advances under the credit facility. We borrow under the credit facility through our wholly-owned, special-purpose bankruptcy remote subsidiary, KCAP Funding. Under the credit facility, funds are loaned by or through BMO Capital Markets Corp., the lender, based on prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, based on prevailing LIBOR rates, in each case plus an applicable spread.

As of September 30, 2007, we had $170 million of outstanding indebtedness, with available additional borrowing capacity of $105 million.

On October 1, 2007, we amended our credit facility to increase the maximum amount we may borrow thereunder from $200 million to $275 million, extend the maturity date from February 14, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. In addition, the amendment revised the method for determining the required equity contribution from Kohlberg Capital to KCAP Funding. Subject to certain thresholds, the required equity contribution will be increased from $45 million to $60 million, depending on the amount of outstanding borrowings.

Under the credit facility, we are subject to limitations as to how borrowed funds may be used, including restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings. We are also subject to regulatory restrictions on leverage which may affect the amount of funding that we can obtain under the credit facility. The credit facility also includes certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could result in the early amortization of the credit facility, limit further advances and, in some cases, result in an event of default. The interest charged on borrowed funds is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. The interest charged on borrowed funds is payable monthly. We were required to pay a one-time, 0.50% structuring fee at the time we originally entered into the credit facility, as well as a one-time, 1% structuring fee on the $75 million increase in borrowing availability under the credit facility at the time we entered into the credit facility amendment. Additionally, we are also required to pay an annual commitment fee, payable monthly, equal to 0.225% for any unused portion of the credit facility.

The pool of loans securing the credit facility is required to meet certain eligibility criteria specified in the documents governing the credit facility. There can be no assurance that we will be able to borrow the amounts anticipated under the credit facility.

We estimate that the portfolio of loans securing the credit facility will be required to generate an annual rate of return of approximately 3% to cover annual interest payments on obligations incurred under the credit facility.

BUSINESS

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., a leading private equity firm focused on middle market investing. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management. Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income, because to maintain our qualification as a RIC, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. Provided we qualify as a RIC, we generally will not have to pay corporate-level taxes on any of our income and gain that we distribute to our stockholders.

INVESTMENT PORTFOLIO

Investment Securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value increased from $249 million at December 31, 2006 to $435 million as of September 30, 2007. The net increase in portfolio size was funded primarily with borrowings under our new credit facility and with the proceeds of the over-allotment option exercised in connection with our December 2006 initial public offering. During the nine months ended September 30, 2007, we also sold some of our initial portfolio of primarily first lien loans that were accumulated prior to completion of the initial public offering in order to move towards our targeted portfolio mix of first and second lien loans, mezzanine finance and equity securities. First lien loan balances at fair value increased to $190 million at September 30, 2007 from $163 million at December 31, 2006. Second lien, mezzanine loan and bond positions increased to $149 million at September 30, 2007 from $27 million at December 31, 2006. We had equity securities, other than CLO equity securities, totaling $5 million and investments in CLO Fund securities of $33 million at September 30, 2007. The increase in investment positions is primarily a result of increased secured borrowings which finance such investment purchases. As of September 30, 2007, our investments in loans and debt securities had an annual weighted average interest rate of approximately 10%.

First lien loan balances at fair value increased to $190 million as of September 30, 2007 from $163 million as of December 31, 2006. Second lien, mezzanine loan and bond positions increased to $149 million as of September 30, 2007 from $27 million as of December 31, 2006. We had equity securities, other than CLO Fund equity securities, totaling $5 million and investments in CLO Fund securities of $33 million as of September 30, 2007. The increase in investment positions is primarily a result of increased secured borrowings under our credit facility which financed such investment purchases. As of September 30, 2007, our investments in loans and debt securities had an annual weighted average interest rate of approximately 10%.

Our investment portfolio (excluding our investment in Katonah Debt Advisors and CLO Funds) at quarter end is spread across 26 different industries and 83 different entities with an average balance per investment of approximately $4 million. As of September 30, 2007, all portfolio companies were current on their debt service obligations. Our portfolio, including the CLO Funds in which we invest, and the CLO Funds managed by Katonah Debt Advisors, consist exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

Investment in CLO Fund Securities

We typically make a minority investment in the subordinated debt or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of September 30, 2007, we had $33 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. In connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated debt or preferred stock. As of September 30, 2007, all of the CLO Funds in which we hold investments maintained the original issue credit ratings on all classes of their securities and were continuing to make cash payments to all classes of investors. As of September 30, 2007, our CLO Fund securities had an average annual cash yield of 28%.

Our investments in CLO Fund securities are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds, Katonah Debt Advisors expects to continue to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated debt or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management, and our 100% equity interest in the company was valued at approximately $58 million.

We expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which we expect to receive a current cash return, we can help Katonah Debt Advisors raise these funds which in turn will increase its assets under management which will result in additional management fee income.

Katonah Debt Advisors, as a wholly-owned portfolio company, is accounted for using the equity method of accounting consistent with our status as a BDC. Under the equity method of accounting, Katonah Debt Advisors is initially recorded at cost on our balance sheet. Subsequent net income or losses of Katonah Debt Advisors under GAAP is recognized as affiliate income or loss on our income statement with a corresponding increase (in the case of net income) or decrease (in the case of net loss) in the cost basis of our investment in Katonah Debt Advisors on the balance sheet. The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of Katonah Debt Advisors’ accumulated GAAP net income would reduce the basis of Katonah Debt Advisors on our balance sheet. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is based primarily on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately taxable corporation, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to us would generally need to be distributed to our stockholders. Katonah Debt Advisors’ taxable net income differs from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Goodwill amortizable for tax was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to our initial public offering in exchange for shares of our stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered a taxable asset purchase under the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and distributable income by which GAAP income will exceed distributable income by approximately $2 million per year over such period. As a result, if Katonah Debt Advisors were to distribute its GAAP net income to us, only Katonah Debt Advisors’ taxable net income after such goodwill amortization will be required to be distributed to our stockholders.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. As of September 30, 2007 approximately 71% of our assets were investments that were marked to market or were investments for which we utilized valuation services provided by an independent, third party consultant in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a market existed for such investments, and the differences could be material. See “Risk Factors—Risks Related to Our Investments—Our portfolio investments for which there is no readily available market, including our equity investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.”

BACKGROUND

In 1999, affiliates of Kohlberg & Co. formed a lending platform called Katonah Capital, L.L.C. (“Katonah Capital”) to capitalize on the experience of Kohlberg & Co. in arranging and structuring debt financing for its own portfolio companies. From its inception through 2005, Katonah Capital organized six CLO Funds that raised in excess of $2 billion in capital to invest in below-investment-grade broadly syndicated loans, bonds and other credit instruments. In 2005, affiliates of Kohlberg & Co. organized Katonah Debt Advisors as a new platform to continue to manage CLO Funds investing in broadly syndicated loans and high-yield bonds and to diversify into lending to middle market companies and investing in other types of credit instruments, and the operations of Katonah Capital were discontinued. Prior to our acquisition of Katonah Debt Advisors and our initial public offering in December 2006, Katonah Debt Advisors raised three CLO Funds with approximately $1.2 billion in assets under management and assembled a $185 million portfolio of primarily middle market loans.

MARKET OPPORTUNITY

We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. We believe that many opportunities exist to provide loans to middle market companies due to:

•	the large size of the market, with an estimated 11,000 companies;

•	the high level of acquisition activity, with more than 1,500 transactions annually under $500 million during 2005 and 2006; and

•	annual senior secured loan volume in 2005 and 2006 in the middle market in excess of $33 billion, according to Standard & Poor’s Leveraged Commentary & Data.

The following chart illustrates the number and average transaction value of middle market acquisition transactions from the first quarter of 2002 through the second quarter of 2007:

STRATEGY

Our investment objective is to generate current income and capital appreciation from our middle market investments and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 10% of the value of our total investment portfolio. We invest exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

Our middle market investment business targets companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. Our senior management team has strong relationships with numerous middle market private equity sponsors and regional banks which provide substantial opportunities for our purchase of participations in loans. We also have extensive relationships with the traditional middle market “club” lenders which provide a source of direct lending opportunities. We will continue to seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. See “—Credit and Investment Process” and “—Credit Monitoring.” Our underwriting and monitoring program is credit driven by a team of experienced professionals and a modeling process we call “Maximum Reasonable Adversity.”

We expect to continue to benefit from our ownership of Katonah Debt Advisors in four ways. First, by working with the investment professionals at Katonah Debt Advisors, we have multiple sources of investment opportunities. We can maximize our investment scale and flexibility by selectively choosing to make an investment through the Company or through a CLO Fund managed by Katonah Debt Advisors, depending on the type of security, the type of transaction and other relevant factors. We expect that Katonah Debt Advisors will continue to be our primary source of broadly syndicated non-investment grade loans, high-yield bonds, CLO equity and mezzanine investments and distressed debt. Second, the experienced team of credit analysts at Katonah Debt Advisors, the members of which also serve as officers of the Company, have specializations covering more than 20 industry groups and they assist us in reviewing potential investments and monitoring our portfolio. Third, we expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. Fourth, we expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors.

Our strategic relationship with Kohlberg & Co. is also an important part of our overall strategy. We believe that the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee enhances our asset selection and portfolio performance and that Kohlberg & Co. serves as an important source of private equity opportunities. We also believe that the participation of the Kohlberg & Co. co-managing partners on our Investment Committee enhances the due diligence and credit analysis of our lending operations. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee.

MIDDLE MARKET BUSINESS

Our middle market investment business is led by our President and CEO, Dayl W. Pearson, and our CIO, R. Jon Corless. Each of Messrs. Pearson and Corless has spent more than 15 years investing in the middle market and, before joining the Company, worked together at CIBC and its affiliates for over eight years. Our management team maintains longstanding relationships with middle market private equity sponsors, lenders who work in small groups, or “club” lenders, and sources of non-sponsored middle market transactions. Members of our senior management team have a proven track record of originating, structuring and managing middle market investments. Mr. Pearson has been involved in all aspects of middle market investing, including origination, negotiation of terms, portfolio management, restructuring and asset sales. Mr. Corless has over 25 years of financial industry experience and has been primarily a credit and risk management professional for the past 18 years responsible for several portfolios of highly leveraged loans and mezzanine securities including middle market assets.

Our middle market investment team has experience assembling portfolios of middle market loans and investments and managing these portfolios through several credit cycles, including both attractive and stressed credit environments. Since March 2006, our middle market investment team has reviewed over 500 middle market investment opportunities while building the portfolio of senior secured loans that we acquired with the net proceeds of our initial public offering.

As a BDC, we offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

KATONAH DEBT ADVISORS

Katonah Debt Advisors is our wholly-owned asset manager that manages CLO Funds which invest in broadly syndicated senior loans, second lien loans, high-yield bonds, credit default swaps and other credit instruments. The securities issued by these CLO Funds are primarily held by third parties. We control Katonah

Debt Advisors through our ownership of 100% of its equity interests. Subject to the requirements of the 1940 Act, Katonah Debt Advisors may, in the future, elect to register as an investment adviser under the Investment Advisers Act of 1940 in connection with the conduct of its business. Katonah Debt Advisors is led by its President, E.A. Kratzman, who has more than 30 years of credit and investment experience. Mr. Kratzman also serves as Vice President of the Company and a member of our Investment Committee. Katonah Debt Advisors structures and sponsors CLO Funds for which it serves as the asset manager and invests in syndicated term loans and high-yield bonds (rated lower than Baa3 by Moody’s or lower than BBB- by Standard & Poor’s). The CLO Funds managed by Katonah Debt Advisors invest exclusively in credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. In 2005 and 2006, Katonah Debt Advisors raised three CLO Funds with approximately $1.2 billion in assets under management to invest in broadly syndicated loans and high-yield bonds. As of April 19, 2007, Katonah Debt Advisors priced its most recent CLO Fund with an additional $486 million of assets under management. On October 12, 2007, Katonah Debt Advisors entered into a new engagement letter with Bear Stearns, pursuant to which the parties agreed to structure and raise one additional CLO Fund (for a total of three funds) during the term of the engagement and to re-allocate the assets already warehoused among Katonah 2007, Katonah XI and the new CLO Fund to achieve a target size of approximately $315 million in assets for each such CLO Fund.

The CLO Funds managed by Katonah Debt Advisors allow it to securitize portfolios of loan and bond investments and enhance the funds’ return on capital by issuing debt for which the portfolios of investments serve as collateral. A typical CLO Fund portfolio managed by Katonah Debt Advisors consists primarily of broadly syndicated non-investment grade loans and high-yield bonds typically issued by large capitalization companies. Leveraged loans typically experience less market volatility than high-yield bonds, and also are generally secured by assets, thereby improving the likelihood of principal preservation. The CLO Funds managed by Katonah Debt Advisors currently pay it, as the asset manager, an annual management fee of 0.50% of assets under management and an annual incentive fee of 20% of the profits of the fund, provided that the investment return of the CLO Fund has exceeded a specified minimum rate of return.

Katonah Debt Advisors generally participates in the markets for senior secured syndicated term loans greater than $100 million, high-yield bonds (rated BBB or below) and mezzanine securities of other CLO Funds. The investment portfolios managed by Katonah Debt Advisors typically carry an average overall credit quality of B1/Ba3 Moody’s rating equivalent or B+/BB- Standard & Poor’s rating equivalent. Katonah Debt Advisors believes that this ratings category generally provides the best risk/reward combination as well as more stable returns as compared with other lower rated assets. The markets in which Katonah Debt Advisors invests are large and generally offer considerable trading liquidity. The strategy of the Katonah Debt Advisors is to select and maintain portfolios of syndicated loans and high-yield bonds, which offer a balance of interest rate spreads and credit risks appropriate for CLO securitizations in order to maintain a stable, attractive level of current cash return to investors. We anticipate that the CLO Funds managed by the Structured Products Group of Katonah Debt Advisors will continue to typically invest only in credit instruments issued by corporations and not to invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Katonah Debt Advisors employs an experienced team of 13 investment professionals. E.A. Kratzman, President of Katonah Debt Advisors, has participated in the fundraising for 19 CLO Funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $7 billion. Mr. Kratzman also serves as our Vice President and as a member of our Investment Committee, providing the benefit of his experience to the Company’s lending activities. The investment professionals of Katonah Debt Advisors source and evaluate selected CLO equity and mezzanine investment opportunities for us and assist us in identifying ways to optimize the use of our capital through securitizations of assets and other potential refinancing structures.

The 20 credit professionals/analysts employed by us and Katonah Debt Advisors average more than 13 years of experience. Each analyst follows a specific set of industries, allowing them to develop deep insight and broad industry contacts. This credit team reviews, when appropriate, loans sourced by us as well as investment opportunities for CLO Funds managed by Katonah Debt Advisors.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co., as evidenced by the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee. Through such participation, we have access to the expertise of these individuals in the middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. In addition, affiliates of Kohlberg & Co., including those who serve on our Board of Directors and on our Investment Committee, will own, in the aggregate, approximately 14% of our outstanding common stock immediately following the completion of this offering, assuming that 3,100,000 shares of our common stock are sold. We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it has determined in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party although no referral from Kohlberg & Co. to date has resulted in an investment by us or our Katonah Debt Advisors. Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing, and is providing certain administrative services to us on a transitional basis.

Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Kohlberg & Co. was formed in 1987 by Jerome Kohlberg Jr., the senior founding partner of KKR, and his son, James A. Kohlberg, at the time an executive with KKR. Since its inception, Kohlberg & Co. has organized six private equity funds, through which it has raised approximately $3.5 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $7 billion. The Chairman and co-managing partners of Kohlberg & Co., who are members of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, possess on average more than 20 years of investment banking and middle market investing experience, and have worked together across all of the firm’s private equity funds. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

Internally managed structure and significant management resources

We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, including the costs associated with employing investment management professionals, and to make distributions to our stockholders. Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ a team of 20 experienced investment professionals with substantial experience in middle market lending, credit analysis, loan securitization and portfolio administration. Our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, and E.A. Kratzman, our Vice President and a member of our Investment Committee and the President of Katonah Debt Advisors, have an average of over 28 years of credit and investment experience. The 20 credit professionals/analysts employed by us and Katonah Debt Advisors average more than 13 years of experience. We expect to add additional professional staff with a track record of originating senior loans and mezzanine and equity investments.

We believe that we derive substantial benefits from our internally managed structure. First, because they are employed by us, the individuals responsible for managing our investments are dedicated solely to the success of our business. Our investment professionals do not serve as advisors to any other investment funds other than the CLO Funds managed by Katonah Debt Advisors and therefore we do not compete with other investment funds for investment opportunities, although some investment opportunities may be allocated to funds managed by Katonah Debt Advisors. Second, through their participation in our Equity Incentive Plan, a significant portion of the compensation of our senior managers is tied to the performance of our investments, resulting in an alignment of interests between our management and stockholders. Third, we leverage our management resources and those of Katonah Debt Advisors across our portfolio of investments and the investments of the CLO Funds managed by Katonah Debt Advisors.

Multiple sourcing capabilities for assets

We have multiple sources of loans, mezzanine investments and equity investments. Through industry relationships, we believe that we will continue to have the ability to participate in loans originated by other capital providers to middle market companies as well as to source assets directly from private equity sponsors and regional banks. Through Katonah Debt Advisors, we have the ability to acquire participations in selected syndicated secured and second lien term loans whose borrowers and investment returns meet our investment criteria. Through Katonah Debt Advisors, we also have the opportunity to invest in selected equity and mezzanine securities issued by CLO Funds, including those managed by Katonah Debt Advisors. Through our strategic relationship with Kohlberg & Co., we expect to continue to have access to a variety of equity investments and mezzanine and other lending opportunities which are presented to Kohlberg & Co. but do not meet Kohlberg & Co.’s applicable investment criteria for reasons such as the small size or non-control nature of the investment. From January 1, 2007 through September 30, 2007, we reviewed 515 investment opportunities, which resulted in 49 completed transactions and a total gross investment of $329 million.

Disciplined investment process

We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting case and multiple stress case scenarios for each company analyzed. An event-specific financial model reflecting company, industry and market variables support each investment decision. We also benefit from the credit and industry expertise of Katonah Debt Advisors’ credit team, the members of which also serve as officers of the Company, and the Chairman and co-managing partners of Kohlberg & Co. serving on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.

Katonah Debt Advisors’ credit platform

Katonah Debt Advisors serves as a source of direct investment opportunities and cash flow. In addition, certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as sources of credit analysis. Katonah Debt Advisor’s credit team employs a highly rigorous process in selecting and reviewing investment opportunities for CLO Funds managed by Katonah Debt Advisors. We have the opportunity to make investments in CLO Funds managed by Katonah Debt Advisors, which we expect to generate regular cash dividends or interest income. Katonah Debt Advisors also generates revenue through the fees it receives for managing CLO Funds, and may distribute its income, after paying the expenses associated with its operations, including compensation of its employees and taxes, if any, to us. Further we co-invest with CLO Funds managed by Katonah Debt Advisors when we believe it will be advantageous for us to do so. As of September 30, 2007, we had invested at cost $21 million in CLO Funds managed by Katonah Debt Advisors.

Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities

Our investment portfolio (excluding our investment in Katonah Debt Advisors and CLO Funds) is spread across 26 different industries and 83 different entities with an average balance per investment of approximately $4 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Strategic relationship with Kohlberg & Co.

We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic relationship with Kohlberg & Co. Through the participation of the Chairman and co-managing partners of Kohlberg & Co. on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee, we have access to the expertise of these individuals in middle market leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee. In addition, we have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it determines in its sole discretion are not appropriate for any investment fund managed by Kohlberg & Co. or any of its affiliates typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party. To date, no referral from Kohlberg & Co. has resulted in an investment by us or Katonah Debt Advisors. Under this agreement, Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Significant equity ownership and alignment of incentives

Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders. Affiliates of Kohlberg & Co., including the Chairman and co-managing partners of Kohlberg & Co. who serve on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee, owned in the aggregate approximately         % of our outstanding common stock as of January 31, 2008 and prior to giving effect to any sale of shares pursuant to this prospectus, which they received, in lieu of cash, as consideration for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CLO Funds managed by Katonah Debt Advisors and two other asset managers or purchased in the open market. We have also issued to our senior management team options to purchase shares of our common stock under our Equity Incentive Plan.

INVESTMENTS AND OPERATIONS

Our investment objective is to generate current income and capital appreciation from our middle market investments. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers.

As of September 30, 2007, we had a portfolio that included first and second lien senior loans. Our investments generally averaged between $1 million to $10 million, although particular investments may be larger or smaller. We expect that the size of investment will grow as our available capital grows. After the acquisition of assets subsequent to our initial public offering and consistent with our investment strategy, we have begun to reposition the investment portfolio to focus increasingly on second lien senior loans and mezzanine loans.

The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates will vary as follows:

•	senior secured term loans from $10 to $20 million maturing in five to seven years;

•	second lien term loans from $5 to $20 million maturing in six to eight years;

•	senior unsecured loans $5 to $15 million maturing in six to eight years;

•	mezzanine loans from $5 to $15 million maturing in seven to ten years; and

•	equity investments from $1 to $5 million.

When we extend senior secured term loans, we generally take a security interest in the available assets of the portfolio company, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is repaid or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

As of September 30, 2007, we had invested approximately $32 million in mezzanine debt investments.

CREDIT AND INVESTMENT PROCESS

We employ the same due diligence intensive investment strategy that our senior management team, Katonah Debt Advisors and Kohlberg & Co. have used over the past 20 years. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event-specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;

•	companies with financing needs of $25 to $150 million;

•	companies purchased by top tier equity sponsors;

•	non-sponsored companies with successful management and systems;

•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and

•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to continue to source investment opportunities from:

•	private equity sponsors;

•	regional investment banks for non-sponsored companies;

•	other middle market lenders with whom we can “club” loans;

•	Katonah Debt Advisors with regard to high-yield bonds and syndicated loans; and

•	Kohlberg & Co. with regard to selected private equity investment opportunities.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. Using our Maximum Reasonable Adversity model, we also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

•	Industry fundamentals;

•	Competitive position and market share;

•	Past ability to work through historical down-cycles;

•	Quality of financial and technology infrastructure;

•	Sourcing risks and opportunities;

•	Labor and union strategy;

•	Technology risk;

•	Diversity of customer base and product lines;

•	Quality and experience of management;

•	Quality of financial sponsor (if applicable); and

•	Acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

•	Income statement analysis of growth and margin trends;

•	Balance sheet analysis of working capital efficiency;

•	Cash flow analysis of capital expenditures and free cash flow;

•	Financial ratio and market share standing among comparable companies;

•	Financial projections: underwriting versus stress case;

•	Event specific Maximum Reasonable Adversity credit modeling;

•	Future capital expenditure needs and asset sale plans;

•	Downside protection to limit losses in an event of default;

•	Risk adjusted returns and relative value analysis; and

•	Enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process.

Approval Process

The following chart illustrates our screening and approval process:

We review potential investment opportunities and conduct a due diligence investigation of each potential investment that passes our initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of our historical and prospective financial information, interviews with management, employees, customers and vendors of the prospective portfolio company and background checks and research on the prospective portfolio company’s product, service or particular industry. Where appropriate, this is conducted in conjunction with the relevant industry analysts from Katonah Debt Advisors who also serve as officers of the Company. Upon completion of the due diligence investigation, we prepare a credit underwriting memorandum which summarizes the contemplated transaction, presents the investment highlights, analyzes the risks in the transaction and mitigating factors to those risks and analyzes the prospective portfolio company’s historical financial statements, financial projections, industry and management team. The underwriting team then presents this memorandum with its recommendations to our Investment Committee, which consists of our Chairman, Christopher Lacovara of Kohlberg & Co., our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, the President of Katonah Debt Advisors and our Vice President, E.A. Kratzman, and our Vice President and member of our Board of Directors and a co-managing partner of Kohlberg & Co., Samuel P. Frieder. The approval of a majority of the Investment Committee is required for all investments of less than $15 million, and the unanimous approval of the Investment Committee is required for investments of $15 million or greater.

CREDIT MONITORING

Our management team has significant experience monitoring portfolios of middle market investments, and this is enhanced by the credit monitoring procedures of Katonah Debt Advisors. Our CEO was responsible for building the credit monitoring and portfolio management procedures at IBJ Schroder and our CIO has been involved in credit monitoring for over 15 years. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments are not liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with the management and private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Katonah Debt Advisors, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we perform a monthly financial analysis of each portfolio company. This analysis typically includes:

•	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;

•	independently computing and verifying compliance with financial covenants;

•	reviewing and analyzing monthly borrowing base, if any;

•	a monthly discussion of MD&A with company management and the private equity sponsor, if applicable;

•	determining if current performance could cause future financial covenant default;

•	discussing prospects with the private equity sponsor, if applicable;

•	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);

•	if a company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and

•	a monthly update to be reviewed by both the CIO and CEO.

OUR PEOPLE

In addition to our CEO and CIO, we currently employ a CFO, who also serves as a CCO, a managing director of originations, four credit analysts, a director and a manager of portfolio administration, a manager of Information Technology and a manager of Investor Relations. As we grow, we will selectively add experienced staff to enhance both our sourcing of assets and our monitoring of portfolio companies. We have identified several potential experienced origination and portfolio management team members with whom members of our senior management have worked previously as possible additions to our team. In addition, we will add junior staffing as necessary.

Our wholly-owned portfolio company, Katonah Debt Advisors, employs a highly experienced team of 13 investment professionals, all of whom are officers of the Company. The President and two portfolio managers at Katonah Debt Advisors average more than 20 years of credit, investment and securitization experience. The 20 investment professionals/analysts employed by us and Katonah Debt Advisors average more than 13 years of experience. Katonah Debt Advisors will continue to add to its staff as it increases its assets under management. We utilize the Katonah Debt Advisors team to assist both our origination and credit evaluation and monitoring efforts.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies, hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to Our Business—We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team, an existing credit platform at Katonah Debt Advisors that includes experienced lenders with broad industry expertise and an Investment Committee that includes co-managing partners of Kohlberg & Co., a leading experienced and successful middle market private equity firm. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

OUR CORPORATE INFORMATION

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the completion of our initial public offering, we acquired 100% of the equity interests in Katonah Debt Advisors, an entity through which Kohlberg & Co. historically conducted its middle market lending and asset management business, made an election to be regulated as a BDC, and converted to a Delaware corporation. Upon the completion of our initial public offering, we used approximately $185 million of the net proceeds to acquire a portfolio of senior secured term loans from an entity organized by Katonah Debt Advisors. We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2006.

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceedings.

PORTFOLIO COMPANIES

The following tables set forth certain information as of September 30, 2007 regarding each of our investments in portfolio companies. Unless otherwise noted in these tables, the only relationship between us and each portfolio company is our investment in such portfolio company. No single investment (other than our investment in Katonah Debt Advisors) represents more than 5% of our total assets. While we may make loans to or additional investments in these companies, we have no present plans to make any such loans or investments that would raise our investment in any other of these companies above 5% of total assets. Any such loans and investments will be made in accordance with our investment policies and procedures.

The following table sets forth our investments as of September 30, 2007 (unaudited):

Debt Securities and Bond Portfolio

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	3200 Aurora Road Solon, OH 44139	Senior Secured Loan; Deferred Draw Term Loan (First Lien) (7.9%, Due 6/13)	$144,504	$144,504	$144,504

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	3200 Aurora Road Solon, OH 44139	Senior Secured Loan; Revolver (7.9%, Due 5/13)	—	—	—

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	3200 Aurora Road Solon, OH 44139	Junior Secured Loan; Second Lien Term Loan Note (11.4%, Due 6/14)	5,000,000	4,990,480	5,000,000

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	3200 Aurora Road Solon, OH 44139	Senior Secured Loan; Term Loan (First Lien) (8.2%, Due 6/13)	796,000	796,000	796,000

Aero Products International, Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	1834 Walden Office Square 3rd Floor Schaumberg, IL 60173	Senior Secured Loan; Term Loan (9.4%, Due 4/12)	3,900,000	3,900,000	3,900,000

Aerostructures Acquisition, LLC Aerospace and Defense (6)	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Senior Secured Loan; Term Loan (8.2%, Due 3/13)	4,937,500	4,937,500	4,937,500

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
AGA Medical Corporation Healthcare, Education and Childcare (6)	682 Mendelssohn Avenue Golden Valley, MN 55427	Senior Secured Loan; Tranche B Term Loan (7.4%, Due 4/13)	3,832,209	3,829,208	3,678,921

AGS LLC Hotels, Motels, Inns, and Gaming (6)	c/o Alpine Investors 3 Embarcadero Center, Suite 2330 San Francisco, CA 94111-4016	Senior Secured Loan; Delayed Draw Term Loan (8.1%, Due 5/13)	290,323	290,323	275,806

AGS LLC Hotels, Motels, Inns, and Gaming (6)	c/o Alpine Investors 3 Embarcadero Center, Suite 2330 San Francisco, CA 94111-4016	Senior Secured Loan; Initial Term Loan (8.1%, Due 5/13)	2,407,258	2,407,258	2,286,895

Allen-Vanguard Corporation Aerospace and Defense (3)	5459 Canotek Road Ottawa, Ontario K1J 9M3	Senior Secured Loan; US Term Loan (13.8%, Due 9/12)	2,309,751	2,275,295	2,275,105

Amercable Incorporated Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	350 Bailey Road El Dorado, AR 71730	Senior Secured Loan; Initial Term Loan (8.8%, Due 6/14)	4,000,000	4,000,000	4,000,000

Astoria Generating Company Acquisitions, LLC Utilities (6)	c/o US Power Generating Company 400 Madison Avenue New York, NY 10017	Junior Secured Loan; Second Lien Term Loan C (9.0%, Due 8/13)	4,000,000	4,051,637	3,958,760

Atlantic Marine Holding Company Cargo Transport (6)	8500 Heckscher Drive Jacksonville, FL 32226	Senior Secured Loan; Term Loan (7.6%, Due 3/14)	1,745,017	1,756,638	1,718,842

Awesome Acquisition Company (CiCi’s Pizza) Personal, Food and Miscellaneous Services (6)	1080 West Bethel Road Coppell, TX 75019	Junior Secured Loan; Term Loan (Second Lien) (10.2%, Due 6/14)	4,000,000	3,972,500	3,920,000

AZ Chem US Inc. Chemicals, Plastics and Rubber (6)	Building 100 4600 Touchton Road E. Suite 1500 Jacksonville, FL 32246	Junior Secured Loan; Second Lien Term Loan (11.0%, Due 2/14)	4,000,000	3,955,000	3,580,000

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service (6)	8 Corporate Park, Suite 210 Irvine, CA 92606	Senior Secured Loan; First Lien Term Loan (7.9%, Due 7/12)	1,980,000	1,992,766	1,940,400

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service (6)	8 Corporate Park, Suite 210 Irvine, CA 92606	Junior Secured Loan; Loan (Second Lien) (11.4%, Due 7/13)	2,475,000	2,513,664	2,425,500

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Bay Point Re Limited Insurance (3)(6)	c/o Conyers Dill & Pearman Clarendon House 2 Church Street Hamilton, Ontario, Canada	Senior Secured Loan; Loan (9.9%, Due 12/10)	3,000,000	3,021,124	3,021,124

Bicent Power LLC Utilities (6)	103 North Washington St Easton, MD 21601	Junior Secured Loan; Advance (Second Lien) (9.4%, Due 12/14)	4,000,000	4,000,000	3,720,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	950 Tower Lane, Suite 1150 Foster City, CA 94404-2127	Senior Secured Loan; Revolver (11.1%, Due 11/10)	375,000	375,000	375,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	950 Tower Lane, Suite 1150 Foster City, CA 94404-2127	Senior Secured Loan; Term Loan A (11.4%, Due 11/11)	3,818,182	3,818,182	3,818,182

Caribe Information Investments Incorporated Printing and Publishing (6)	c/o Welsh, Carson, Anderson & Stowe 320 Park Avenue, Suite 2500 New York, NY 10022-6815	Senior Secured Loan; Term Loan (7.6%, Due 3/13)	5,943,530	5,941,156	5,765,224

Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment (6)	100 East Tujunga Avenue Second Floor Burbank, CA 91502-1955	Senior Secured Loan; Initial Term Loan (8.2%, Due 9/12)	6,733,923	6,762,989	6,762,989

CEI Holdings, Inc.(Cosmetic Essence) Personal and Non Durable Consumer Products (Mfg. Only) (6)	2182 Route 35 South Holmdel, NJ 07733	Senior Secured Loan; Term Loan (7.6%, Due 3/14)	1,243,750	1,170,153	1,131,813

Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	1450 US Highway 22 Mountainside, NJ 07092	Mezzanine Investment; Senior Subordinated Notes (15.5%, Due 6/13)	10,000,000	9,809,307	9,800,000

Clarke American Corp. Printing and Publishing (6)	10931 Laureate Drive San Antonio, TX 78249-3312	Senior Secured Loan; Tranche B Term Loan (7.7%, Due 6/14)	2,992,500	2,992,500	2,796,731

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Clayton Holdings, Inc Finance (6)	2 Corporate Drive Shelton, CT 06484	Senior Secured Loan; Term Loan (7.6%, Due 12/11)	617,454	620,055	561,884

Coastal Concrete Southeast, LLC Buildings and Real Estate (4)	7 Plantation Drive Bluffton, SC 29910	Mezzanine Investment; Mezzanine Term Loan (15.0%, Due 3/13)	8,080,555	7,651,453	7,606,415

Concord Re Limited Insurance (3)	c/o Conyers Dill & Pearman Clarendon House 2 church Street Hamilton, Ontario, Canada	Senior Secured Loan; Term Loan (9.6%, Due 2/12)	3,000,000	3,025,466	2,940,000

CST Industries, Inc. Diversified/Conglomerate Manufacturing (6)	5400 Kansas Avenue Kansas City, KS 66106	Senior Secured Loan; Term Loan (8.1%, Due 8/13)	990,000	993,272	993,272

DaimlerChrysler Financial Services Americas LLC Finance (6)	27777 Inkster Road Farmington Hills, MI 48334-5326	Senior Secured Loan; Term Loan (First Lien) (9.4%, Due 8/12)	2,000,000	1,902,910	1,999,800

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics (6)	6700 Hollister Houston, TX 77040	Junior Secured Loan; Term Loan (Second Lien) (10.7%, Due 10/13)	1,000,000	1,009,957	1,000,000

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics (6)	6700 Hollister Houston, TX 77040	Junior Secured Loan; Term Loan (Third Lien) (12.7%, Due 4/14)	3,500,000	3,539,356	3,517,500

Delta Educational Systems, Inc. Healthcare, Education and Childcare (6)	144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Senior Secured Loan; Term Loan (8.4%, Due 6/12)	2,943,947	2,943,947	2,943,947

DeltaTech Controls, Inc. Machinery (Non-Agriculture, Non- Construction, Non- Electronic) (6)	c/o Littlejohn & Co. LLC 8 Sound Shore Drive Greenwich, CT 06830	Senior Secured Loan; Term Loan (First Lien) (8.4%, Due 7/14)	4,000,000	3,980,262	3,980,262

DeltaTech Controls, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	c/o Littlejohn & Co. LLC 8 Sound Shore Drive Greenwich, CT 06830	Junior Secured Loan; Term Loan (Second Lien) (11.9%, Due 1/15)	2,000,000	1,960,000	1,960,000

Dresser, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	15455 Dallas Parkway, Suite 1100 Addison, TX 75001	Junior Secured Loan; Term Loan (Second Lien) (11.1%, Due 5/15)	3,000,000	2,957,624	2,951,250

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Edgestone CD Acquisition Corp. (Custom Direct) Printing and Publishing (6)	1802 Fashion Court Joppa, MD 21085	Junior Secured Loan; Loan (Second Lien) (11.2%, Due 12/14)	5,000,000	5,000,000	5,000,000

Edgestone CD Acquisition Corp. (Custom Direct) Printing and Publishing (6)	Edgestone CD Acquisition Corp. 1802 Fashion Court Joppa, MD 21085	Senior Secured Loan; Term Loan (First Lien) (7.9%, Due 12/13)	997,500	1,003,588	1,003,588

eInstruction Corporation Healthcare, Education and Childcare (6)	308 N. Carroll Blvd. Denton , TX 76201	Junior Secured Loan; 2nd Lien Term Loan (11.2%, Due 7/14)	5,000,000	5,000,000	5,000,000

eInstruction Corporation Healthcare, Education and Childcare (6)	308 N. Carroll Blvd. Denton , TX 76201	Senior Secured Loan; Initial Term Loan (8.7%, Due 7/13)	5,000,000	5,000,000	5,000,000

Endeavor Energy Resources, L.P. Oil and Gas	Attn: Autry C. Stephens 110 N. Marienfeld, Suite 200 Midland, TX 79701-4412	Junior Secured Loan; Second Lien Term Loan (9.6%, Due 3/12)	4,000,000	4,000,000	4,000,000

Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing (6)	c/o Cortec Management III, LLC 200 Park Avenue, 20th Floor New York, NY 10166	Senior Secured Loan; Term Loan (8.1%, Due 12/12)	4,974,638	4,974,638	4,924,891

First American Payment Systems, L.P. Finance (6)	201 Main Street, suite 1000 Fort Worth, TX 76102	Senior Secured Loan; Term Loan (8.5%, Due 10/13)	3,960,000	3,960,000	3,900,600

Flatiron Re Ltd. Insurance (3)	2 Church Street Hamilton HM 11, Bermuda	Senior Secured Loan; Closing Date Term Loan (9.6%, Due 12/10)	3,887,867	3,919,165	3,853,926

Flatiron Re Ltd. Insurance (3)	2 Church Street Hamilton HM 11, Bermuda	Senior Secured Loan; Delayed Draw Term Loan (9.6%, Due 12/10)	1,883,186	1,898,346	1,866,745

Ford Motor Company Automobile (6)	One American Road Dearborn, MI 48126	Senior Secured Loan; Term Loan (8.1%, Due 12/13)	1,994,975	1,992,481	1,940,113

Freescale Semiconductor, Inc. Electronics	6501 William Cannon Dr. Austin, TX 78735	Senior Subordinated Bond; 10.125% - 12/16 - 35687MAN7 (10.1%, Due 12/16)	3,000,000	3,009,489	2,790,000

Frontier Drilling USA, Inc. Oil and Gas (6)	1000 Louisiana Street Suite 1210 Houston, TX 77002-5031	Senior Secured Loan; Term B Advance (9.0%, Due 6/13)	2,000,000	1,997,776	1,985,000

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	1 Hammock Beach Parkway Palm Coast, FL 32127	Senior Secured Loan; First Lien Tranche A Credit-Linked Deposit (8.7%, Due 6/11)	1,257,143	1,215,733	1,064,385

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	1 Hammock Beach Parkway Palm Coast, FL 32127	Senior Secured Loan; First Lien Tranche B Term Loan (8.7%, Due 6/11)	2,708,571	2,619,352	2,293,266

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	1 Hammock Beach Parkway Palm Coast, FL 32127	Junior Secured Loan; Second Lien Term Loan (12.7%, Due 6/12)	3,000,000	2,662,117	2,137,500

Gleason Works, The Machinery (NonAgriculture, Non-Construction, Non-Electronic) (6)	1000 University Avenue P.O. Box 22970 Rochester, NY 14607-1239	Senior Secured Loan; New US Term Loan (7.5%, Due 6/13)	2,437,280	2,445,163	2,400,721

Hawkeye Renewables, LLC Farming and Agriculture (6)	21050 140th Street Iowa Falls, IA 50126	Senior Secured Loan; Term Loan (First Lien) (9.3%, Due 6/12)	2,969,925	2,897,728	2,648,163

HealthSouth Corporation Healthcare, Education and Childcare	One HealthSouth Parkway Birmingham, AL 35243	Senior Secured Loan; Term Loan (7.9%, Due 3/13)	1,685,843	1,691,367	1,650,710

HMSC Corporation (aka Swett and Crawford) Insurance (6)	3715 Northside Parkway N.W. Building 200, Suite 800 Atlanta, GA 30327	Junior Secured Loan; Loan (Second Lien) (10.9%, Due 10/14)	2,000,000	1,980,000	1,915,000

Huish Detergents Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	15 West South Temple, Suite 1400 Salt Lake City, UT 84101-1535	Junior Secured Loan; Loan (Second Lien) (9.5%, Due 10/14)	1,000,000	1,000,000	857,500

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10017	Senior Secured Loan; Delayed Draw Term Loan (7.6%, Due 4/14)	—	—	—

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10017	Senior Secured Loan; Initial Term Loan (First Lien) (8.0%, Due 4/14)	1,824,429	1,824,429	1,678,474

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10017	Junior Secured Loan; Loan (Second Lien) (12.3%, Due 10/14)	3,000,000	3,000,000	2,520,000

IAL Acquisition Co. (International Aluminum Corporation) Mining, Steel, Iron and Non-Precious Metals (6)	Four Embarcadero Center Suite 1900 San Francisco, CA 94111	Senior Secured Loan; Term Loan (7.9%, Due 3/13)	1,619,940	1,619,940	1,619,940

Infiltrator Systems, Inc. Ecological (6)	6 Business Park Road Old Saybrook, CT 06475	Senior Secured Loan; Term Loan (8.7%, Due 9/12)	3,970,000	3,957,141	3,957,141

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass (6)	125 Mural Street, Suite 200 Richmond Hill Ontario L4B 1M4 Canada	Senior Secured Loan; 1st Lien Term Loan (8.4%, Due 5/12)	3,982,075	3,992,357	3,992,357

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass (6)	125 Mural Street, Suite 200 Richmond Hill Ontario L4B 1M4 Canada	Junior Secured Loan; 2nd Lien Term Loan (12.4%, Due 5/13)	3,000,000	3,022,933	3,022,933

Jones Stephens Corp. Buildings and Real Estate (4)(6)	c/o Cortec Management IV, L.L.C. 200 Park Avenue, 20th Floor New York, NY 10166	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	8,299,320	8,269,531	8,266,771

JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals (6)	435 Old Mt. Holly Road Mt. Holly, SC 29445	Junior Secured Loan; Term Loan (2nd Lien) (11.7%, Due 12/13)	5,371,429	5,391,150	5,425,143

Kepler Holdings Limited Insurance (3)	c/o Reid Management Ltd. Argyle House 41A Cedar Avenue Hamilton, Ontario	Senior Secured Loan; Loan (10.7%, Due 6/09)	3,000,000	3,000,000	2,940,000

KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	33 MacIntosh Blvd. Concord, Ontario L4K 4L5	Junior Secured Loan; Loan (Second Lien) (10.2%, Due 12/14)	5,000,000	5,000,000	4,250,000

La Paloma Generating Company, LLC Utilities	1221 Lamar, Suite 1020 Houston, TX 77101	Junior Secured Loan; Loan (Second Lien) (8.7%, Due 8/13)	2,000,000	2,017,981	1,932,500

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)(6)	c/o SunCal Companies 2392 Morse Avenue Irvine, CA 92614-6234	Senior Secured Loan; Term Loan (First Lien) (8.6%, Due 1/10)	3,930,000	3,842,208	3,576,300

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)(6)	c/o SunCal Companies 2392 Morse Avenue Irvine, CA 92614-6234	Junior Secured Loan; Term Loan (Second Lien) (12.6%, Due 1/11)	2,000,000	1,911,222	1,780,000

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)	c/o SunCal Companies 2392 Morse Avenue Irvine, CA 92614-6234	Junior Secured Loan; Term Loan (Third Lien) (14.2%, Due 2/12)	2,173,480	2,173,480	1,934,398

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	100 Legacy Blvd. P.O. Box 730 Eastaboga, AL 36260-8009	Senior Secured Loan; First Lien Term Loan (9.4%, Due 8/12)	2,962,500	2,962,500	2,962,500

Levlad, LLC & Arbonne International, LLC Personal and Non Durable Consumer Products (Mfg. Only) (6)	c/o Harvest Partners, Inc. 280 Park Avenue New York, NY 10017	Senior Secured Loan; Term Loan (7.6%, Due 3/14)	2,905,752	2,905,752	2,106,670

LN Acquisition Corp. (Lincoln Industrial) Machinery (Non-Agriculture, Non-Construction, Non- Electronic) (6)	One Lincoln Way St. Louis, MI 63120	Junior Secured Loan; Initial Term Loan (Second Lien) (11.5%, Due 1/15)	2,000,000	2,000,000	1,985,000

LPL Holdings, Inc. Finance (6)	9785 Towne Centre Drive San Diego, CA 92121-1968	Senior Secured Loan; Tranche D Term Loan (7.2%, Due 6/13)	5,352,086	5,392,049	5,191,524

MCCI Group Holdings, LLC Healthcare, Education and Childcare (6)	c/o Medical Care Consortium, Inc. 4960 SW 72nd Street, Suite 406 Miami, FL 33143-6050	Senior Secured Loan; Term Loan (First Lien) (9.0%, Due 12/12)	3,980,000	3,980,000	3,980,000

MCCI Group Holdings, LLC Healthcare, Education and Childcare (6)	c/o Medical Care Consortium, Inc. 4960 SW 72nd Street, Suite 406 Miami, FL 33143-6050	Junior Secured Loan; Term Loan (Second Lien) (12.5%, Due 6/13)	1,000,000	1,000,000	1,000,000

Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals (6)	29325 Chagrin Boulevard Suite 300 Pepper Pike, OH 44122	Senior Secured Loan; Tranche B Term Loan (First Lien) (8.5%, Due 1/10)	1,974,684	1,985,744	1,954,937

Northeast Biofuels, LP Farming and Agriculture (6)	1850 County Route 57 Fulton, NY 13069	Senior Secured Loan; Construction Term Loan (8.6%, Due 6/13)	1,365,854	1,368,856	1,290,732

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Northeast Biofuels, LP Farming and Agriculture (6)	1850 County Route 57 Fulton, NY 13069	Senior Secured Loan; Synthetic LC Term Loan (8.4%, Due 6/13)	634,146	635,540	599,268

PAS Technologies Inc. Aerospace and Defense	c/o Gridiron Capital, LLC 39 Locust Avenue, Suite 204 New Canaan, CT 06840-4783	Senior Secured Loan; Incremental Term Loan Add On (9.0%, Due 6/11)	937,500	937,500	937,500

PAS Technologies Inc. Aerospace and Defense	c/o Gridiron Capital, LLC 39 Locust Avenue, Suite 204 New Canaan, CT 06840-4783	Senior Secured Loan; Term Loan (8.6%, Due 6/11)	4,335,986	4,309,106	4,303,466

Pegasus Solutions Inc. Leisure, Amusement, Motion Pictures, Entertainment	Campbell Centre 1 8350 North Central Expressway Suite 1900 Dallas, TX 75206-1613	Senior Unsecured Bond; 10.500% - 04/2015 - 705908AA9 (10.5%, Due 4/15)	2,000,000	2,000,000	2,000,000

Pegasus Solutions Inc. Leisure, Amusement, Motion Pictures, Entertainment (6)	Campbell Centre 1 8350 North Central Expressway Suite 1900 Dallas, TX 75206-1613	Senior Secured Loan; Closing Date Term Loan (8.5%, Due 4/13)	1,923,333	1,923,333	1,923,333

Primus International Inc. Aerospace and Defense (6)	15000 N.E. 8th Street Suite 1910 Bellevue, WA 98004	Senior Secured Loan; Term Loan (8.2%, Due 6/12)	3,267,505	3,274,496	3,136,805

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals (6)	Penn Center West Two, Suite 430 Pittsburgh, PA 15276	Junior Secured Loan; 2nd Lien Term Loan (13.6%, Due 6/14)	5,000,000	4,926,172	4,925,000

Rhodes Companies, LLC, The Buildings and Real Estate (4)(6)	4730 South Fort Apache Road, Suite 300 Las Vegas, NV 89147	Junior Secured Loan; Second Lien Term Loan (12.9%, Due 11/11)	2,000,000	2,011,909	1,755,000

Rockford Energy Partners II, LLC Oil and Gas	2800 First Place Tower Fifteen East Fifth Street Tulsa, OK 74103	Junior Secured Loan; 2nd Lien Term Loan Facility (12.3%, Due 10/11)	5,000,000	5,000,000	5,000,000

San Juan Cable, LLC Broadcasting and Entertainment (6)	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10022	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 10/13)	3,000,000	2,978,092	2,932,500

Schneller LLC Aerospace and Defense (6)	c/o Graham Partners II, L.P 3811 West Chester Pike, Building 2, Suite 200 Newtown Square, PA 19073	Senior Secured Loan; First Lien Term Loan (9.6%, Due 6/13)	5,000,000	4,950,472	4,950,000

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Sorenson Communications, Inc. Electronics (6)	4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123-2524	Senior Secured Loan; Tranche C Term Loan (8.0%, Due 8/13)	2,926,635	2,943,672	2,897,369

Specialized Technology Resources, Inc. Diversified/Conglomerate Service (6)	10 Water Street Enfield, CT 06082-4899	Junior Secured Loan; Loan (Second Lien) (12.1%, Due 12/14)	7,500,000	7,500,000	7,500,000

Specialized Technology Resources, Inc. Diversified/Conglomerate Service (6)	10 Water Street Enfield, CT 06082-4899	Senior Secured Loan; Term Loan (First Lien) (7.6%, Due 6/14)	2,992,500	2,992,500	2,992,500

Standard Steel, LLC Cargo Transport (6)	c/o Trimaran Fund II, L.L.C. 622 Third Avenue, 35th Floor New York, NY 10017-6779	Senior Secured Loan; Delayed Draw Term Loan (8.0%, Due 7/12)	665,000	669,278	669,278

Standard Steel, LLC Cargo Transport (6)	c/o Trimaran Fund II, L.L.C. 622 Third Avenue, 35th Floor New York, NY 10017-6779	Senior Secured Loan; Initial Term Loan (7.7%, Due 7/12)	3,291,667	3,312,841	3,312,841

Standard Steel, LLC Cargo Transport (6)	c/o Trimaran Fund II, L.L.C. 622 Third Avenue, 35th Floor New York, NY 10017-6779	Junior Secured Loan; Loan (Second Lien) (11.2%, Due 7/13)	1,000,000	1,008,794	1,015,000

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	6949 S. Potomac Street Centennial, CO 80112	Senior Secured Loan; First Lien Term Loan (7.5%, Due 9/12)	1,980,000	1,990,688	1,910,700

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	6949 S. Potomac Street Centennial, CO 80112	Junior Secured Loan; Loan (Second Lien) (11.3%, Due 9/13)	1,000,000	1,015,778	965,000

Thermal North America, Inc. Utilities (6)	99 Summer Street, Suite 900 Boston, MA 02110-1265	Senior Secured Loan; Credit Linked Deposit Facility (8.4%, Due 10/08)	400,000	400,862	396,500

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Thermal North America, Inc. Utilities (6)	99 Summer Street, Suite 900 Boston, MA 02110-1265	Senior Secured Loan; Term Loan (8.0%, Due 10/08)	3,517,377	3,527,480	3,495,393

TLC Funding Corp. Healthcare, Education and Childcare (6)	c/o Global Securitization Services LLC 445 Broad Hollow Road, Suite 239 Melville, NY 11747-3601	Senior Secured Loan; Term Loan (First Lien) (10.2%, Due 5/12)	3,940,000	3,855,816	3,969,550

TPF Generation Holdings, LLC Utilities (6)	1044 North 115th Street, Suite 400 Omaha, NE 68154-4410	Junior Secured Loan; Second Lien Term Loan (9.4%, Due 12/14)	2,000,000	2,034,294	1,910,000

TransAxle LLC Automobile	Route 73 and O’Donnell Lane Cinnaminson, NJ 08077	Senior Secured Loan; Revolver (8.6%, Due 9/12)	381,818	377,362	379,909

TransAxle LLC Automobile (6)	Route 73 and O’Donnell Lane Cinnaminson, NJ 08077	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	2,850,000	2,850,000	2,850,000

Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	115 S.E. 4th Avenue Delray Beach, FL 33483	Senior Secured Loan; Term Loan (8.1%, Due 4/13)	1,995,000	1,995,000	1,995,000

U.S. Silica Company Diversified Natural Resources, Precious Metals and Minerals (6)	106 Sand Mine Road Berkeley Springs, WV 25411	Junior Secured Loan; 2nd Lien Term Loan (12.3%, Due 2/14)	4,000,000	3,921,118	4,080,000

U.S. Silica Company Diversified Natural Resources, Precious Metals and Minerals (6)	106 Sand Mine Road Berkeley Springs, WV 25411	Senior Secured Loan; Term Loan (First Lien) (9.2%, Due 8/13)	5,000,000	4,950,758	5,000,000

Water PIK, Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	6000 Condor Drive Moorpark, CA 93021	Senior Secured Loan; Loan (First Lien) (8.9%, Due 6/13)	1,995,000	1,995,000	1,955,100

Wesco Aircraft Hardware Corp. Aerospace and Defense (6)	27727 Avenue Scott Valencia, CA 91355	Junior Secured Loan; Second Lien Term Loan (11.0%, Due 3/14)	4,132,887	4,167,802	4,122,555

Portfolio Company / Principal Business	Address	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Wire Rope Corporation of America, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Mezzanine Investment; 11.000% - 02/2015 - 97654JAA1 (11.0%, Due 2/15)	10,000,000	10,000,000	10,000,000

Wire Rope Corporation of America, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Mezzanine Investment; 11.000% - 02/2015 - 97654JAB9 (11.0%, Due 2/15)	5,000,000	4,753,577	4,750,000

Wolf Hollow I, LP Utilities (6)	9201 Wolf Hollow Court Granbury, TX 76048	Senior Secured Loan; Acquisition Term Loan (7.4%, Due 6/12)	786,068	774,262	719,253

Wolf Hollow I, LP Utilities (6)	9201 Wolf Hollow Court Granbury, TX 76048	Senior Secured Loan; Synthetic Letter of Credit (7.4%, Due 6/12)	668,412	658,373	611,597

Wolf Hollow I, LP Utilities (6)	9201 Wolf Hollow Court Granbury, TX 76048	Senior Secured Loan; Synthetic Revolver Deposits (7.5%, Due 6/12)	167,103	164,593	152,899

Wolf Hollow I, LP Utilities (6)	9201 Wolf Hollow Court Granbury, TX 76048	Junior Secured Loan; Term Loan (Second Lien) (9.7%, Due 12/12)	2,683,177	2,689,005	2,616,096

Total Investment in Debt Securities and Bonds (78% of total investments at fair value)			$348,495,994	$346,667,175	$338,812,466

Equity Portfolio

Portfolio Company / Principal Business	Address	Investment	Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P. Aerospace and Defense	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Partnership Interest	1.2%	$1,000,000	$1,000,000

eInstruction Acquisition, LLC Healthcare, Education and Childcare	308 N. Carroll Blvd. Denton , TX 76201	Membership Units	1.1%	1,000,000	1,000,000

FP WRCA Coinvestment Fund VII, Ltd. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Class A Shares	0.7%	1,500,000	1,500,000

Portfolio Company / Principal Business	Address	Investment	Percentage Interest	Cost	Value(2)
Park Avenue Coastal Holding, LLC Buildings and Real Estate (4)	399 Park Avenue, Suite 3204 New York, NY 10022	Common Interests	2.0%	1,000,000	1,000,000

Coastal Concrete Southeast, LLC Buildings and Real Estate (4)(7)	7 Plantation Drive Bluffton, SC 29910	Warrants	0.9%	474,140	474,140

Total Investment in Equity Securities (1% of total investments at fair value)				$4,974,140	$4,974,140

CLO Fund Investments	Address	Investment	Percent of Class Held	Cost	Value(2)
Grant Grove CLO, Ltd.	c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street George Town, Grand Cayman Cayman Islands	Subordinated Securities	22.2%	$4,361,130	$4,250,000

Katonah III, Ltd.	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	23.1%	4,500,000	3,040,000

Katonah IV, Ltd.	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	17.1%	3,150,000	3,110,000

Katonah V, Ltd.	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	6.9%	3,320,000	1,180,000

CLO Fund Investments	Address	Investment	Percent of Class Held	Cost	Value(2)
Katonah VII CLO Ltd.	c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street George Town, Grand Cayman Cayman Islands	Subordinated Securities	26.7%	4,500,000	4,260,000

Katonah VIII CLO Ltd	c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street George Town, Grand Cayman Cayman Islands	Subordinated Securities	16.4%	3,400,000	3,410,000

Katonah IX CLO Ltd	c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street George Town, Grand Cayman Cayman Islands	Preferred Shares	10.3%	2,000,000	2,000,000

Katonah X CLO Ltd	c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street George Town, Grand Cayman Cayman Islands	Subordinated Securities	33.3%	10,620,113	11,880,000

Total Investment in CLO Funds (8% of total investments at fair value)				$35,851,243	$33,130,000

Portfolio Company/Principal Business	Address	Investment	Percent of Interests Held	Cost	Value(2)
Katonah Debt Advisors, L.L.C. / Asset Management (13% of total investments at fair value)		Membership Interests	100.0%	$35,117,290	$58,019,825

Total Investments(5)				$422,609,848	$434,936,431

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at September 30, 2007.
(2)	Reflects the fair market value of all existing investments as of September 30, 2007, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of September 30, 2007, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $421 million. The aggregate gross unrealized appreciation is approximately $25 million and the aggregate gross unrealized depreciation is approximately $12 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the unaudited financial statements).
(7)	Non-income producing.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. In connection with our election to be regulated as a BDC, we established our Board of Directors initially with seven members, three of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and four of whom are not interested persons, whom we refer to as our independent directors.

Directors and Executive Officers

Our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with Us
Independent Directors:
C. Turney Stevens, Jr.	57	Director
Albert G. Pastino	65	Director
C. Michael Jacobi	66	Director
Gary Cademartori	66	Director

Non-Independent Directors:
Christopher Lacovara (1)	43	Chairman and Vice President
James A. Kohlberg (1)	50	Vice Chairman and Vice President
Samuel P. Frieder (1)	43	Director and Vice President

Executive Officers
Dayl W. Pearson	53	President and Chief Executive Officer
R. Jon Corless	56	Chief Investment Officer
Michael I. Wirth	49	Chief Financial Officer and Chief Compliance Officer
E.A. Kratzman	56	Vice President; President of Katonah Debt Advisors
John M. Stack	62	Vice President; Managing Director of Katonah Debt Advisors

(1)	Messrs. Lacovara, Kohlberg and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

C. Turney Stevens

Mr. Stevens has served on Kohlberg Capital’s Board since December 2006 and serves on the Valuation Committee and the Compensation Committee of the Board. Mr. Stevens retired as the Founder, Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1981. He serves on various boards of directors of both for-profit and not-for-profit organizations. He is a graduate of the Directors’ College at UCLA’s Anderson School of Management and is certified as an Independent Director by Institutional Shareholder Services.

Albert G. Pastino

Mr. Pastino has served on Kohlberg Capital’s Board since December 2006 and is the Chair of the Audit Committee of the Board. Mr. Pastino is also the Senior Managing Director at Amper Investment Banking (“AIB”), a NASD member investment bank focusing on private transactions for middle market companies. He founded AIB in 2004. AIB focuses on capital formation, mergers and acquisitions and strategic advisory assignments. After leaving an affiliate of Kohlberg & Co., L.L.C. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. Mr. Pastino is a member of the Board of Trustees and Executive Committee of Saint Joseph’s University.

C. Michael Jacobi

Mr. Jacobi has served on Kohlberg Capital’s Board since December 2006 and serves on the Audit Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company that is engaged in business consulting and real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., which is involved in the manufacture and distribution of electrical and maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a Certified Public Accountant. Mr. Jacobi is currently a member of the board of directors of Webster Financial Corporation, Corrections Corporation of America and Sturm Ruger & Co. He serves as the audit committee chairman of the board of directors of Webster Financial Corporation and Corrections Corporation of America.

Gary Cademartori

Mr. Cademartori has served on Kohlberg Capital’s Board since December 2006, is the Chairman of the Compensation Committee of the Board and serves on the Audit Committee of the Board. Mr. Cademartori is also a partner in Wall Street Technology Group, LLC, a company engaged in financial and technology consulting, mentoring and interim management to create more value for companies involved in business change. Previously, Mr. Cademartori was a financial consultant for less than one year in 1998 and, from 1999 to 2005, a partner in Tatum CFO Partners, LLP, serving as the interim CFO and rendering financial consulting services for middle market SEC reporting and privately-held companies. From 1995 to 1998, Mr. Cademartori served in the capacity of CFO for Schrader-Bridgeport International, Inc. Between 1981 and 1995, Mr. Cademartori served as the CFO of Charter Power Systems, Inc., Athlone Industries, Inc., Formica Corporation, and Butler International, Inc., all of which were mid-sized companies listed on the New York Stock Exchange. Prior to 1981, Mr. Cademartori was an audit partner in Touche Ross & Co., an international accounting firm. Mr. Cademartori received his M.B.A. degree in Finance and International Business from Seton Hall University, and he is a certified public accountant. He serves on the Small Business Advisory Committee of the Financial Accounting Standards Board, and on the board of directors of Marotta Controls, Inc.

Non-Independent Directors

Christopher Lacovara

Mr. Lacovara has served on Kohlberg Capital’s Board since December 2006 and is also the Chairman of the Board, the Chairman of the Valuation Committee of the Board and a Vice President of the Company. Mr. Lacovara joined Kohlberg & Co. in 1988 and was named Principal in 1995 and co-managing partner in 2006. During his tenure at Kohlberg & Co., Mr. Lacovara has been responsible for investing more than $500 million in more than 25 leveraged buyouts and add-on acquisitions. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. in History from Harvard College, a B.E. in Engineering Sciences from Hofstra University and a Master of Science in Civil Engineering from Columbia University. Mr. Lacovara serves on the board of directors of a number of private companies as well as the Management Committee of Katonah Debt Advisors. Mr. Lacovara also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

James A. Kohlberg

Mr. Kohlberg has served on Kohlberg Capital’s Board since December 2006 and is also the Vice Chairman of the Board and a Vice President of the Company. Mr. Kohlberg is also a co-founder and Chairman of Kohlberg & Co. Mr. Kohlberg has over 22 years experience in the buyout profession, and from 1984 to 1987 was with KKR. Prior to joining KKR he was employed by Merrill Lynch & Co. Mr. Kohlberg received a B.A. from Golden Gate University and an M.B.A. from New York University. Mr. Kohlberg serves on the board of directors of numerous private companies. Mr. Kohlberg also serves on the board of directors of EcoAmerica, ClearEdge Power, Inc. and Essential Entertainment.

Samuel P. Frieder

Mr. Frieder has served on Kohlberg Capital’s Board since December 2006, serves on the Valuation Committee of the Board and is a Vice President of the Company. Mr. Frieder joined Kohlberg & Co. in 1989 and became a Principal in 1995 and co-managing partner in 2006. From 1988 to 1989 he was a senior associate in the Capital Funding Group at Security Pacific Business Credit. Prior to that, he was a senior real estate analyst at Manufacturers Hanover Trust Company. Mr. Frieder received an A.B. from Harvard College. Mr. Frieder serves on the board of directors of a number of private companies as well as on the Management Committee of Katonah Debt Advisors. Mr. Frieder also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

Executive Officers

Dayl W. Pearson, President and CEO

Mr. Pearson has more than 30 years of banking and finance experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago.

Michael I. Wirth, CFO, CCO, Secretary and Treasurer

Mr. Wirth has over 24 years of experience in the financial services sector and has managed over $2 billion in real estate debt and equity securities and advised or structured over $14 billion in structured real estate debt. Prior to joining the Company, from 2003 to 2006, Mr. Wirth was a co-founder, CFO and Executive Vice President of New York Mortgage Trust, a mortgage REIT that completed its initial public offering in 2004. Mr. Wirth served from 2002 to 2003 as CFO of Newcastle Investment Corp., a mortgage REIT. Mr. Wirth also served as a Senior Vice President of Fortress Investment Group, the external advisor of Newcastle, from 2002 to 2003. From 2000 to 2002, Mr. Wirth served as the Senior Vice President and CFO of Charter Municipal Mortgage Acceptance Company (now known as Centerline Holding Company), a multi-family residential finance company, American Mortgage Acceptance Company, a mortgage REIT, and Aegis Realty Inc., a retail property REIT. Mr. Wirth also served as a Senior Vice President of Related Capital Company, which externally managed each of the foregoing companies from 2000 to 2002. From 1997 to 2000, Mr. Wirth served as a Vice President at CGA Investment Management, a monoline insurer of structured debt and an investor in real estate and asset-backed securities. From 1983 to 1997, Mr. Wirth was a senior manager with Deloitte & Touche LLP and specialized in transaction, valuation and consulting services to the real estate and financial services industries. Mr. Wirth received a B.B.A. from Georgia State University and is a member of the American Institute of Certified Public Accountants.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined Kohlberg Capital and Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, in 2006 as part of their middle market team. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CLO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

E.A. Kratzman, Vice President; President of Katonah Debt Advisors

Mr. Kratzman has primary responsibility for the overall management and direction of the business activities of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, since May 2005, and also serves as a Vice President of Kohlberg Capital. Mr. Kratzman oversees portfolio management, trading, structuring, analytics and operations at Katonah Debt Advisors and serves as chairman of the Company’s Investment Committee. Mr. Kratzman has previously been at Rabobank International in New York where he was the Head of CLO Management. Prior to that he was employed at First Union’s Institutional Debt Management Group (IDM), where as Head of Portfolio Management and one of three co-founders, he was responsible for the development and execution of portfolio investment strategies as well as the management of portfolio management personnel. Mr. Kratzman has over nine years of experience in CLOs across 19 funds totaling approximately $7 billion. Prior to IDM, Mr. Kratzman was with Societe Generale, New York where he had, among other responsibilities, the senior credit signature for all real estate and leveraged finance transactions. Prior to joining Societe Generale in 1997, Mr. Kratzman was co-Head of the Asset Recovery Group at Deutsche Bank North America in New York. From 1985 to 1996, Mr. Kratzman was employed by Westpac Banking Corporation, both in New York and London, where he held numerous positions, including founding and managing its Southeast Corporate Banking Group and Real Estate Finance Group, and managing the Workout Division of Westpac Banking Corporation. From 1993 to 1996, Mr. Kratzman was Senior Vice President and Chief Credit Officer for the Americas Division. Mr. Kratzman has over 30 years of leveraged finance experience, including extensive workout experience and has successfully completed the Citibank Credit Training Program. He holds a B.A. from Hobart College and an M.B.A. in finance from Rutgers University, and is a graduate of the Executive Management Program at J.L. Kellogg Graduate School of Management.

John M. Stack, Vice President; Managing Director of Katonah Debt Advisors

Mr. Stack has over 30 years of banking experience focusing on credit and is responsible for the oversight of the investment analysts and processes of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, and also serves as a Vice President of Kohlberg Capital. Prior to joining Katonah Debt Advisors in 2005, Mr. Stack was a Managing Director at Societe Generale where he headed the U.S. Leverage Finance Group. This Group provided senior, mezzanine and high-yield financing for leverage buyouts across a broad spectrum of industries. Previously, Mr. Stack had been with the New York office of The First National Bank of Chicago, where at various times he headed the Media Team, the Leverage Finance Team, the regional credit analysis group, and a corporate banking team. Mr. Stack began his banking career with Citibank where he completed credit analysis, corporate banking, secured lending and distressed loan management assignments in New York and Puerto Rico. Mr. Stack is a graduate of Fordham College and did post-graduate business studies at New York University.

Board of Directors

The number of directors constituting our Board of Directors is presently set at seven directors.

Our Board of Directors is divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2007, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2008, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2009. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Stevens and Cademartori’s current term expires in 2010, Messrs. Lacovara and Kohlberg’s current term expires in 2009 and Messrs. Frieder, Jacobi and Pastino’s current term expires in 2008. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Committees of the Board of Directors

Audit Committee. Our Board of Directors has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino, Cademartori and Jacobi. As determined by the Board, each of the members of the Audit Committee is an independent director and satisfies the audit committee independence requirements of the Exchange Act, and The Nasdaq Global Select Market listing standards. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal accounting controls. In fiscal year 2006, the Audit Committee held one meeting.

Valuation Committee. Our Board of Directors has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Frieder and Stevens. Mr. Lacovara serves as chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board of Directors the fair value of debt and equity securities for which market quotations are not readily available. The Valuation Committee did not meet in fiscal year 2006. Subsequent to year-end, the Valuation Committee met to review and recommend to the Board of Directors, and the Board of Directors approved, the fair values established for the investment portfolio as of December 31, 2006.

Compensation Committee. Our Board of Directors has established a Compensation Committee. The Compensation Committee is composed of Messrs. Cademartori and Stevens. As determined by the Board, each of the members of the Compensation Committee is an independent director and satisfies the independence requirements of The Nasdaq Global Select Market listing standards. Mr. Cademartori serves as chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering our Equity Incentive Plan, which is described below. Neither Mr. Cademartori nor Mr. Stevens is or was an officer or employee of the Company, nor does either of them have, or has either of them had, an “interlocking” or other relationship with the Company that would detract from his independence as a member of the Compensation Committee. The Compensation Committee did not meet in fiscal year 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Determination of Executive Compensation Pre-Initial Public Offering

Executive compensation arrangements entered into prior to the completion of our initial public offering were negotiated with the respective executives, and were based on compensation for executives with comparable responsibilities at other similar lending or asset management businesses. Mr. Lacovara, who currently serves as the Chairman of our Board and had the primary responsibility for the formation and oversight of Katonah Debt Advisors, our wholly-owned portfolio company, prior to our acquisition of Katonah Debt Advisors, played a key role in setting up the pre-initial public offering executive compensation structure.

The employment agreements with our executives were approved by the Board of Managers of Kohlberg Capital, LLC, our predecessor, and separately by the independent managers of Kohlberg Capital, LLC. In connection with our initial public offering, our Board of Directors ratified all of the acts of the Board of Managers of Kohlberg Capital, LLC, established a Compensation Committee and vested the Compensation Committee with power over compensation matters, as further described in this section and in “Management—Board of Directors—Committees of the Board of Directors.”

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of both the Company and Katonah Debt Advisors.

Primary Objectives

The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to our operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring the most effective allocation of capital; and

•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management develops our compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees as us.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data we review. We work within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;

•	the individual’s role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executives within the Company having similar levels of expertise and experience; and

•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of CEO

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for our as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by our Board of Directors at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The CEO approves the goals proposed by our other executive officers. The CEO’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual stock option awards granted to our employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for our CEO and other executive management are as follows:

•	achievement or our dividend objectives (emphasizing both growth and stability);

•	growth of our investment portfolio;

•	maintenance of the credit quality and financial performance of our investment portfolio;

•	development of our human resources; and

•	development of our financial and information systems.

The performance goals for senior executives of Katonah Debt Advisors are as follows:

•	increase in Katonah Debt Advisors’ assets under management and diversification of such assets;

•	increase in revenue and income distributable by Katonah Debt Advisors to the Company;

•	performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and

•	development of Katonah Debt Advisors’ human resources.

We believe that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

We perform an interim assessment of the written goals in the third quarter of each calendar year to determine individual and corporate progress against the previously established goals and to make any adjustments to the goals for the remainder of the year based on changing circumstances.

During the first calendar quarter, we evaluate individual and corporate performance against the written goals for the recently completed year. Consistent with our compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock option awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. Our executive officers, other than the CEO, submit their self-assessments to the CEO, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock option awards. In the case of the CEO, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including our executive officers, annual base salary increases, annual stock option awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Compensation Components

Our compensation package consists of the following components, each of which we deem instrumental in motivating and retaining our executives:

Base Salary

Base salaries for our executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, we believe that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in the companies of similar size to us represented in the compensation data we review. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. We also realign base salaries with market levels for the same positions in companies of similar size to us represented in the compensation data we review if necessary and if we identify significant market changes in our data analysis. Additionally, we adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

Our compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. As set forth in their employment agreements, Messrs. Pearson and Corless are currently eligible for annual performance-based cash bonuses of up to $450,000, and $250,000, respectively; Mr. Wirth is currently eligible for an annual performance-based cash bonus of no less than $300,000; and Mr. Kratzman and Mr. Stack are currently eligible for annual performance-based cash bonuses from Katonah Debt Advisors of not less than $500,000 and not more than $1,000,000 for Mr. Kratzman and $175,000 for Mr. Stack. The amounts of the annual cash bonuses paid to Messrs. Pearson, Wirth and Corless are determined by the Compensation Committee of our Board of Directors. The amount of the annual cash bonuses paid to Mr. Kratzman and Mr. Stack is determined by the Management Committee of Katonah Debt Advisors. In each case, the annual bonus award will be based on the individual performance of each of Messrs. Pearson, Wirth, Corless, Kratzman and Stack and on the performance of the Company against goals established annually by our Board of Directors, in the case of Messrs. Pearson, Wirth and Corless, and by the Management Committee of Katonah Debt Advisors, in the case of Mr. Kratzman and Mr. Stack, after consultation with the individual. All bonuses are subject to an annual increase, solely at the discretion of our Board of Directors, and in its discretion, the Compensation Committee may award bonus payments to our executives above or below the amounts specified in their respective employment agreements.

Long-Term Incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executive officers in equity-based awards. Our Equity Incentive Plan allows the granting to executive officers of stock options, restricted stock and other equity-based awards. We typically make an initial equity award of stock options to certain new senior level employees and annual stock option grants as part of our overall compensation program. All grants of awards pursuant to our Equity Incentive Plan are approved by our Board of Directors. Our Equity Incentive Plan has been designed to allow, but not require, the grant of awards that qualify under an exception to the deduction limit of Section 162(m) of the Code for “performance-based compensation.”

Initial stock option awards. Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the grant date and a vesting schedule as determined by our Board of Directors. The amount of the initial stock option award is determined based on the executive’s position with us and an analysis of the competitive practices of companies similar in size to us represented in the compensation data that we review. The initial stock option awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial stock option award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy. The grant date for stock option awards to existing employees is the later of the date that our Board of Directors approved the option grant or the date that we and the employee have reached a mutual understanding as to the amount and terms of such option grant. For prospective employees, the grant date is the date upon which we and the employee have reached an agreement regarding the terms of employment and the terms of the options granted by our Board of Directors, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Compensation Committee.

Annual stock option awards. Our practice is to make annual stock option awards as part of our overall performance management program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives. A pool of options is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets in the fourth quarter of each year to evaluate, review and recommend for our Board of Directors’ approval the annual stock option award design, level of award and prospective grant date of such award for each named executive officer and the CEO. For promotions or new hires, the

Compensation Committee approves the award in advance of the grant date, and the stock option grant is awarded on the determined date at the Company’s closing market price per share. We use a Binary Option Pricing Model (American, call option) valuation model to establish the expected value of all stock option grants.

Other Compensation

We and Katonah Debt Advisors maintain broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance and a 401(k) plan. We and Katonah Debt Advisors participate in a defined contribution plan for their executive officers and employees. In particular circumstances, we also utilize cash signing bonuses when certain executives and senior non-executives join us. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to us if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join us in a position where there is high market demand.

Termination-Based Compensation

Severance. If terminated without cause, each of Messrs. Pearson, Wirth, Corless, Kratzman and Stack is entitled to receive his base salary and to have his health insurance premiums paid for the remaining term of his employment agreement, in case of Messrs. Pearson, Wirth, Corless and Kratzman, or for a period of not less than six months, in the case of Mr. Stack. The initial terms of the employment agreements with Messrs. Pearson, Wirth and Corless expire on December 31, 2008 and the initial term of the employment agreement with Mr. Kratzman expires on December 31, 2009. Upon their expiration, the agreements with Messrs. Pearson, Wirth, Corless and Kratzman automatically renew for successive one year periods unless terminated in writing by either party upon thirty days’ written notice. In determining whether to approve the terms of such severance arrangements, our Board of Directors, in the case of Messrs. Pearson, Wirth and Corless, and the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, took into account that the employment agreements contain non-competition covenants that would be binding on the executives following their termination.

Acceleration of vesting of equity-based awards. In general, all unvested options held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under our Equity Incentive Plan, however, our Board of Directors may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Actions Taken After Year-End

In connection with the grant of stock options to our employees in the first quarter of fiscal 2007, the Compensation Committee approved, and recommended for approval by our Board of Directors, an award of stock options to Mr. Stack. This award consists of options to purchase 50,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the grant date, with a ten-year exercise period, ratable, annual vesting over four years and other terms consistent with past grants of stock options to our officers.

Conclusion

The compensation policies of the Company and Katonah Debt Advisors are designed to motivate and retain their respective senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal year ended December 31, 2006 to our President and CEO, our CFO and our three most highly compensated executive officers other than our President, CEO and CFO.

Name and Principal Position	Year (1)	Salary ($) (2)		Bonus ($) (3)		Option awards ($) (4)	All Other Compensation ($) (5)	Total ($)
Dayl W. Pearson President and CEO	2006	252,308	(6)	500,000		3,750	29,171	785,229

Michael I. Wirth CFO, CCO, Treasurer and Secretary	2006	46,700	(7)	150,000		2,250	—	198,950

E.A. Kratzman Vice President; President of Katonah Debt Advisors	2006	300,000	(8)	600,000	(8)	3,000	29,171	932,171

R. Jon Corless Chief Investment Officer	2006	166,026	(9)	200,000		1,500	20,697	388,223

John M. Stack Vice President; Managing Director of Katonah Debt Advisors	2006	189,183	(8)	175,000	(8)	—	29,171	393,354

(1)	We were organized in 2006 and, consequently, paid no compensation prior to 2006.
(2)	Represents actual cash salaries paid during 2006.
(3)	All bonuses earned were 2006 annual performance-based cash bonuses, except for a $150,000 signing bonus paid to Mr. Wirth to reimburse him, in part, for amounts forfeited upon termination of prior employment and a $150,000 bonus paid to Mr. Pearson as a specific performance reward for our initial public offering.
(4)	Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 of the grant date fair value of stock options granted in 2006 in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 9, Stock Options, to our audited consolidated financial statements included in our 2006 Annual Report on Form 10-K, filed with the SEC on March 29, 2007.
(5)	Represents amounts received pursuant to the Katonah Debt Advisors Money Purchase Pension Plan (the “Pension Plan”) and the Katonah Debt Advisors Employee Savings and Profit Sharing Plan (the “Profit Sharing Plan”). Under the Pension Plan, Messrs. Pearson, Kratzman, Corless and Stack received compensation of $24,771, $24,771, $17,376 and $24,771, respectively; and under the Profit Sharing Plan, these individuals received compensation of $4,400, $4,400, $3,321 and $4,400, respectively.
(6)	Mr. Pearson’s annual base salary is $300,000. The amount paid in 2006 was pro rated based on Mr. Pearson’s effective hire date of March 6, 2006.
(7)	Mr. Wirth’s annual base salary is $300,000. The amount paid in 2006 was pro rated based on Mr. Wirth effective hire date of November 6, 2006.
(8)	Messrs. Kratzman and Stack receive their salary and bonus from Katonah Debt Advisors.
(9)	Mr. Corless’ annual base salary is $200,000. The amount paid in 2006 was pro rated based on Mr. Corless’ effective hire date of March 6, 2006.

Grants of Plan-Based Awards in Fiscal Year 2006

The following table shows information regarding grants of equity awards during the fiscal year ended December 31, 2006 held by the executive officers named in the Summary Compensation Table.

Name	Grant Date(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Option Awards
Dayl W. Pearson	12/11/06	250,000	15.00	357,500
Michael I. Wirth	12/11/06	150,000	15.00	214,500
E.A. Kratzman	12/11/06	150,000	15.00	214,500
R. Jon Corless	12/11/06	100,000	15.00	143,000
John M. Stack	—	—	—	—

(1)	The options were granted and approved on the date of pricing of our initial public offering, and have an exercise price equal to the initial public offering price of our common stock.

The terms of compensation of each executive officer named in the Summary Compensation table are derived from employment agreements, as well as from annual performance reviews conducted by the Compensation Committee, in the case of Mr. Pearson, and by Mr. Pearson, in the case of the other executive officers named in the Summary Compensation Table. Annual base salary increases, annual stock option awards and cash bonuses, if any, for Mr. Pearson are determined by the Compensation Committee. Mr. Pearson recommends annual base salary increases, annual stock option awards and cash bonuses, if any, for the other executive officers named in the Summary Compensation Table, which are reviewed and approved by the Compensation Committee.

Employment Agreements

We have entered into employment agreements with Messrs. Pearson, Wirth, Corless and Kratzman. Each of Messrs. Pearson, Wirth and Corless receives his salary, bonus and benefits and received his initial grant of stock options pursuant to his employment agreement with us, and Mr. Kratzman received his initial grant of stock options pursuant to his employment agreement with the Company. Messrs. Kratzman and Stack receive their salary, bonus and benefits pursuant to employment agreements with Katonah Debt Advisors.

Employment Agreements with Dayl W. Pearson, Michael I. Wirth and R. Jon Corless

Each of the employment agreements with Messrs. Pearson, Wirth and Corless provides for a term ending on December 31, 2008, and automatic, successive one-year renewal terms beginning on January 1 of each successive year unless either party to the employment agreement provides at least 30 days prior written notice of its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson, Wirth and Corless are entitled to receive an annual base salary of $300,000, $300,000 and $200,000, respectively. Messrs. Pearson and Corless are currently eligible for annual performance-based cash bonuses of up to $450,000 and $250,000, respectively, and Mr. Wirth is currently eligible for an annual performance-based cash bonus of no less than $300,000. The employment agreements of Messrs. Pearson, Wirth and Corless grant them options to purchase 250,000, 150,000 and 100,000 shares of our common stock, respectively. These options vest in four equal annual installments. Each employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

Employment Agreements with E.A. Kratzman and John M. Stack

Mr. Kratzman’s agreement with Katonah Debt Advisors provides for a term ending on December 31, 2009 and automatic, successive one-year renewal terms beginning on January 1 of each successive year unless previously terminated in writing by either party. Under the employment agreement, Mr. Kratzman is entitled to receive an annual salary of $300,000 and is eligible for an annual bonus from Katonah Debt Advisors of not less than $500,000 and not more than $1,000,000 based on achievement of the following performance objectives: increase in Katonah Debt Advisors’ assets under management and diversification of such assets; increase in revenue and income distributable by Katonah Debt Advisors to the Company; performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and development of Katonah Debt Advisors’ human resources. The agreement also contains non-competition covenants and provisions governing termination, death and disability.

Mr. Kratzman’s agreement with Kohlberg Capital provides for an indefinite term ending upon Mr. Kratzman’s resignation, death or removal with or without cause. The agreement grants Mr. Kratzman an option to purchase 150,000 shares of the Company’s common stock, which option vests in three equal annual installments. The agreement also contains provisions regarding non-competition covenants.

Mr. Stack’s agreement with Katonah Debt Advisors provides for an indefinite term ending upon Mr. Stack’s resignation, death or removal with or without cause. Under his employment agreement, Mr. Stack is entitled to receive an annual base salary of $175,000 and an annual performance-based bonus from Katonah Debt Advisors of up to $175,000. His employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

Fiscal Year 2006 Equity Awards

All of the stock option awards disclosed in the Grants of Plan-Based Awards in Fiscal Year 2006 table were issued under our Equity Incentive Plan and were granted with an exercise price of $15.00 per share, the initial public offering price of our common stock. Subject to the terms of our Equity Incentive Plan and the agreements under which these options were granted, the options granted to Messrs. Pearson, Wirth and Corless vest in four equal annual installments beginning on December 11, 2006, and the options granted to Mr. Kratzman vest in three equal annual installments beginning on December 11, 2006. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2006, the last day of our fiscal year, to each of the executive officers named in the Summary Compensation Table.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Dayl W. Pearson	—	250,000	(1)	15.00	12/11/16
Michael I. Wirth	—	150,000	(1)	15.00	12/11/16
E.A. Kratzman	—	150,000	(2)	15.00	12/11/16
R. Jon Corless	—	100,000	(1)	15.00	12/11/16
John M. Stack	—	—		—	—

(1)	The options granted to Messrs. Pearson, Wirth and Corless vest in four equal annual installments beginning on December 11, 2007, the first anniversary date of the date of pricing of our initial public offering.
(2)	The option granted to Mr. Kratzman vests in three equal annual installments beginning on December 11, 2007, the first anniversary date of the date of pricing of our initial public offering.

Option Exercises and Stock Vested in Fiscal Year 2006

There were no exercises of stock options held by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2006. In fiscal year 2006, the executive officers named in the Summary Compensation Table did not hold any shares of our stock that would be subject to vesting.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans or supplemental executive retirement plans.

Nonqualified Deferred Compensation

We do not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change of Control

Termination of Employment and Change of Control Arrangements

Change of Control Arrangements in the Company’s 2006 Equity Incentive Plan

Under our Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options and other awards granted under our Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that our Board of Directors may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	make any outstanding option exercisable in full;

•	remove any performance or other conditions or restrictions on any award;

•

in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as our Board of Directors determines; and

•

with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of our Board of Directors is substantially equivalent to any award being replaced.

Under our Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of our common stock, consolidation, merger, or similar transaction or series of related transactions in which the Kohlberg Capital is not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert;

(ii) a sale or transfer of all or substantially all of our assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by our Board of Directors), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s 2006 Equity Incentive Plan

Unless our Board of Directors expressly provides otherwise, immediately upon the cessation of employment or services of a participant in our Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

•	When a participant’s employment or services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;

•

For vested options held by a participant immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and

•

In all other cases, all vested options held by the participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under our Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s chronic alcoholism or drug addiction; (ii) fraud, embezzlement, theft, dishonesty, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its affiliates by the participant; (iii) willful failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company and its affiliates; (iv) the participant’s material breach of any agreement between the participant and the Company or its affiliates, except where the breach is caused by incapacity or disability of the participant; (v) a charge, indictment or conviction of, or plea of nolo contendere by, the participant to a felony or other crime involving moral turpitude; (vi) the participant’s material breach of his fiduciary duties as an officer, trustee or director of the Company or any of its affiliates; (vii) the participant’s willful refusal or failure to carry out a lawful and reasonable written directive of our Board of Directors or its designee, which failure or refusal does not cease within 15 days after written notice of such failure is given to the participant by the Company; or (viii) the participant’s willful misconduct which has, or could be reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its affiliates.

Our Board of Directors may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

Termination of Employment Provisions in Employment Agreements

Each of the executive officers named in the Summary Compensation Table have an employment agreement pursuant to which we, in the case of Messrs. Pearson, Wirth and Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, must make payments and provide certain benefits upon termination of employment. If any of the executive officers named in the Summary Compensation Table is terminated other than for cause (as defined below), such officer is entitled to the continued payment of his base salary and the employer portion of his health care premiums for the remainder of the term of his employment, in the case of Messrs. Pearson, Wirth, Corless or Kratzman, or for a period of not less than six months, in the case of Mr. Stack, plus (i) any accrued but unpaid base salary and bonus and (ii) payment for any accrued and unused vacation time. Notwithstanding the above, if we, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Mr. Kratzman, waive the non-competition provisions in the applicable employment agreement at any point after six months from the date of termination, then the continued salary and benefits payments cease. All severance payments are conditioned on the execution of a signed release of claims in the form provided by the Company, in the case of Messrs. Pearson, Wirth and Corless, or by Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, and upon that release not being subsequently revoked.

In the event of death of any of the executive officers named in the Summary Compensation Table, any amounts owed to the decedent under the applicable employment agreement will be paid to the decedent’s estate or to his designated successor or assigns. In the event of a disability which renders the officer unable to continue to perform substantially all of his duties and responsibilities under his employment agreement, the officer is entitled to continued payment of his base salary and benefits for up to 12 weeks of disability during any period of 365 consecutive calendar days. If the officer is unable to return to work after 12 weeks of disability, the Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman or Stack, may terminate his employment.

For purposes of the employment agreements with the executive officers named in the Summary Compensation Table, “cause” means (i) a material failure to perform (other than by reason of disability), or material negligence in the performance of, duties and responsibilities to the Company or to any person or entities directly or indirectly controlling, controlled by or under common control with the Company, (ii) a material breach of the employment agreement or any other agreement with the Company or with any person or entities directly or indirectly controlling, controlled by or under common control with the Company or (iii) other conduct that could reasonably be anticipated to be harmful to the business, interests or reputation of the Company or of any person or entities directly or indirectly controlling, controlled by or under common control with the Company.

The following table sets forth estimated payment obligations to each of the executive officers named in the Summary Compensation table, assuming a termination on December 29, 2006, the last business day of fiscal year 2006.

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995

Name	Termination by Company Without Cause ($)	Termination by Company For Cause ($)	Change of Control ($)	Voluntary Termination ($)	Disability ($)	Death ($)
Dayl W. Pearson
Severance Payment	650,000	—	—	—	—	—
Base Salary	—	—	—	—	69,231	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	350,000	—	—	350,000
Accrued and unused vacation time (1)	0-46,154	0-46,154	0-46,154	0-46,154	0-46,154	0-46,154
Insurance benefits (2)	16,601	—	—	—	3,831	—
TOTAL:	666,601-712,755	0-46,154	350,000-396,154	0-46,154	73,062-119,216	350,000-396,154

Michael I. Wirth
Severance Payment	600,000	—	—	—	—	—
Base Salary	—	—	—	—	69,231	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	150,000	—	—	150,000
Accrued and unused vacation time (1)	0-46,154	0-46,154	0-46,154	0-46,154	0-46,154	0-46,154
Insurance benefits (2)	16,601	—	—	—	3,831	—
TOTAL:	616,601-662,755	0-46,154	150,000-196,154	0-46,154	73,062-119,216	150,000-196,154

E.A. Kratzman
Severance Payment	900,000	—	—	—	—	—
Base Salary	—	—	—	—	69,231	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	600,000	—	—	600,000
Accrued and unused vacation time (1)	0-46,154	0-46,154	0- 46,154	0-46,154	0- 46,154	0- 46,154
Insurance benefits (2)	16,601	—	—	—	3,831	—
TOTAL:	916,601-962,755	0-46,154	600,000-646,154	0-46,154	73,062-119,216	600,000-646,154

R. Jon Corless
Severance Payment	450,000	—	—	—	—	—
Base Salary	—	—	—	—	46,154	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	200,000	—	—	200,000
Accrued and unused vacation time (1)	0-30,769	0-30,769	0-30,769	0-30,769	0-30,769	0-30,769
Insurance benefits (2)	16,601	—	—	—	3,831	—
TOTAL:	466,601-497,370	0-30,769	200,000-230,769	0-30,769	49,985-80,754	200,000-230,769

John M. Stack
Severance Payment	275,000	—	—	—	—	—
Base Salary	—	—	—	—	46,154	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	175,000	—	—	175,000
Accrued and unused vacation time (1)	0-30,769	0-30,769	0-30,769	0-30,769	0-30,769	0-30,769
Insurance benefits (2)	13,397	—	—	—	3,092	—
TOTAL:	288,397-319,166	0-30,769	175,000-205,769	0-30,769	49,246-80,015	175,000-205,769

(1)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Insurance benefits are based on the December 2006 monthly payment for health and dental coverage.

Director Compensation in Fiscal Year 2006

The following table sets forth a summary of the compensation earned by the Company’s directors in 2006:

Name	Fees Earned or Paid in Cash ($)	Option awards ($) (1)	Total ($)
Independent Directors
Gary Cademartori	1,500	—	1,500
C. Michael Jacobi	1,500	—	1,500
Albert G. Pastino	1,500	—	1,500
C. Turney Stevens	1,500	—	1,500

Non-Independent Directors (2)
Christopher Lacovara	—	7,212	3,709
James A. Kohlberg	—	144	75
Samuel P. Frieder	—	144	75

(1)	Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 of the grant date fair value of stock options granted in 2006 in accordance with SFAS 123R. Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 9, Stock Options, to our audited consolidated financial statements included in our 2006 Annual Report on Form 10-K, filed with the SEC on March 29, 2007. As of December 31, 2006, Messrs. Lacovara, Kohlberg and Frieder had the following aggregate option awards outstanding: 250,000; 5,000; and 5,000, respectively.
(2)	Messrs. Lacovara, Kohlberg and Frieder are not independent directors because they are officers of the Company.

Director Compensation Policy

As compensation for serving on our Board of Directors, each of the independent directors receives an annual fee of $25,000 and an additional $1,500 per meeting attended. Employee directors and non-independent directors do not receive compensation for serving on our Board of Directors. Independent directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on our Board of Directors. The chairperson of our Audit Committee receives an additional $10,000 per year, the chairperson of each other committee of our Board of Directors receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors.

We have applied for exemptive relief from the SEC to permit us to grant options to purchase our common stock and restricted stock awards to the independent directors as a portion of their compensation for service on our Board of Directors.

Employee Benefit Plans

2006 Equity Incentive Plan

Our Equity Incentive Plan was approved by the Board of Managers of Kohlberg Capital, LLC on November 27, 2006 and by the members of Kohlberg Capital, LLC on December 11, 2006, prior to the conversion of Kohlberg Capital, LLC into Kohlberg Capital Corporation. Under this plan, we may grant options to acquire shares and, to the extent permitted by exemptive or other relief that may be granted by the SEC or its staff, other share-based awards, including without limitation restricted shares and options to acquire restricted shares. There are 1,500,000 shares of common stock currently reserved for issuance under our Equity Incentive Plan. As of January 31, 2008, no options had been exercised, 1,335,000 shares were subject to outstanding options under our Equity Incentive Plan and 165,000 shares were available for future grant under our Equity Incentive Plan. The Company has applied for exemptive relief from the SEC to permit us to grant restricted stock awards to our employees.

In accordance with the terms of our Equity Incentive Plan, our Board of Directors has authorized the Compensation Committee to administer our Equity Incentive Plan; however, the full Board retains authority to make grants. In accordance with the provisions of our Equity Incentive Plan, the Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees and directors will be granted options and other awards;

•	the number of shares subject to options and other awards;

•

the exercise price of each option, which may not be less than fair market value (or, if no fair market value exists at the time of issuance, the current net asset value) of the shares subject to the award on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with our Equity Incentive Plan.

No participant may receive awards for over 1,000,000 shares of common stock in any fiscal year.

In addition, our Board of Directors or any committee to which our Board of Directors delegates authority may, with the consent of any adversely affected plan participants and to the extent permitted by law, reprice or otherwise amend outstanding awards consistent with the terms of our Equity Incentive Plan. No share may be repriced other than in accordance with the 1940 Act and the applicable stockholder approval requirements of The Nasdaq Global Select Market.

Upon the occurrence of a Covered Transaction, our Board of Directors may take any one or more of the actions described above under “Executive Compensation—Potential Payments Upon Termination or Change of Control—Termination of Employment and Change of Control Arrangements—Change of Control Arrangements in the Company’s 2006 Equity Incentive Plan.”

Equity Compensation Plan Information

The following table summarizes certain information regarding our 2006 Equity Incentive Plan as of December 31, 2006:

Plan Category	(a) Number of Securities To Be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity Compensation Plans Approved by Security Holders (1)	910,000	$15.00	590,000
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	910,000	$15.00	590,000

(1)	The Company’s 2006 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. This agreement is terminable by Kohlberg & Co. at any time following the fifth anniversary of the date of the agreement and in specified other circumstances.

In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will notify us of equity investment opportunities that have been made available to Kohlberg & Co. but that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment fund managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment), prior to making such investment opportunity available to any third party.

In connection with our initial public offering we entered into a Transition Services Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. agreed to continue to provide us with accounting services, cash management and budgeting services, tax services, internal legal services, payroll administration and other human resource services and intellectual technology services for a period of up to six months from the date of our initial public offering (the “Transition Services Agreement”). In addition, under this agreement and during this period, Kohlberg & Co. agreed to continue the participation of our employees in Kohlberg & Co.’s medical, dental, retirement and other benefit plans until they can be transitioned to similar plans of the Company and to continue to maintain the participation of the Company in Kohlberg & Co.’s insurance programs until the Company has established its own insurance programs. The transition is complete, the Transition Services Agreement has expired by its terms and Kohlberg & Co. no longer receives any payment thereunder, except that we continue to indemnify Kohlberg & Co. for certain liabilities associated with the Transition Services Agreement.

Our portfolio company, Katonah Debt Advisors, has entered into an Assignment and Assumption Agreement with Katonah Capital pursuant to which it has assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017. We have entered into an Overhead Allocation Agreement with Katonah Debt Advisors which provides for the sharing of the expenses under the lease agreement. In connection with this assignment and assumption of the lease, we issued a letter of credit to the lessor to replace a letter of credit previously issued by Kohlberg & Co. under the original lease.

Certain entities and affiliates of Kohlberg & Co. together own, in the aggregate, approximately 16% of our outstanding common stock.

Prior to our conversion to a Delaware corporation, the issuance of common stock in our initial public offering and our election to be regulated as a BDC, we completed the acquisition of 100% of the outstanding equity of Katonah Debt Advisors, as part of which we issued an aggregate of 2,226,333 common units to James A. Kohlberg and an entity affiliated with Kohlberg & Co. to acquire 100% of the outstanding limited liability company interests of Katonah Debt Advisors. We also acquired certain subordinated securities issued by CLO Funds managed by Katonah Debt Advisors and two other asset managers, as part of which we issued an aggregate of 1,258,000 common units to affiliates of Kohlberg & Co. to acquire subordinated debt and preferred stock securities issued by CLO Funds managed by Katonah Debt Advisors and two other asset managers.

We used the net proceeds of our initial public offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group and are held by a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair market value, as determined by our Board of Directors, which approximated the cost of acquisition by such special purpose vehicle. The purchase of these loans was financed with a credit facility and the proceeds that we paid to the special purpose vehicle in order to acquire these loans were used by that entity to repay the credit facility.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of January 31, 2008, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each named executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of January 31, 2008 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 18,094,306 shares of common stock outstanding as of January 31, 2008.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class	Dollar Range of Equity Securities (1)
Principal Stockholders:
Franklin Resources, Inc. (2) One Franklin Parkway, San Mateo, California 94403-1906	1,290,181	7.1%

T. Rowe Price Associates, Inc. (3) 100 E. Pratt Street, Baltimore, Maryland 21202	1,535,500	8.5%

Directors and Executive Officers:
Independent Directors
C. Michael Jacobi	13,000	*	>$100,000
Albert G. Pastino	2,000	*	$10,001-$50,000
C. Turney Stevens	1,500	*	$10,001-$50,000
Gary Cademartori	1,558	*	$10,001-$50,000

Non-Independent Directors (4)
James A. Kohlberg (5)(7)	2,019,664	11.2%	>$100,000
Christopher Lacovara (6)(7)	602,134	3.3%	>$100,000
Samuel P. Frieder (6)(7)	464,634	2.6%	>$100,000

Executive Officers
E.A. Kratzman (7)	94,272	1.0%	>$100,000
Michael I. Wirth (7)(8)	44,147	*	$10,001-$50,000
Dayl W. Pearson (7)(9)	66,143	*	$10,001-$50,000
R. Jon Corless (7)	32,571	*	—
John M. Stack (7)	14,577	*	$10,001-$50,000

Directors and Executive Officers as a Group (12 persons)	3,356,200	18.2%	>$100,000

*	Less than 1%.
(1)	Pursuant to the applicable SEC rules, the dollar range of equity securities is given as of December 31, 2006.
(2)

The information regarding Franklin Resources, Inc. is based solely on information included in the Schedule 13G filed by Franklin Resources, Inc. with the SEC on January 31, 2008. Franklin Resources, Inc. reported that each of Charles B. Johnson and Rupert H. Johnson, Jr. owns in excess of 10% of its outstanding common stock and that Franklin Advisory Services, LLC, Franklin Advisers, Inc. and Franklin Templeton Portfolio Advisors, Inc. have the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 515,000, 459,439 and 315,742 shares of our common stock, respectively.

(3)	The information regarding T. Rowe Price Associates, Inc. is based solely on information included in the Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 13, 2007. T. Rowe Price Associates, Inc. indicated that it has sole dispositive power as to 1,535,500 shares of our common stock and has sole voting power as to 980,700 of those shares.
(4)	Messrs. Lacovara, Kohlberg and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.
(5)	Includes 1,258,000 shares of common stock held by the KKAT Entities as follows: 300,000 shares of common stock held by KKAT Acquisition Company III, LLC, 210,000 shares of common stock held by KKAT Acquisition Company IV, LLC, 221,333 shares of common stock held by KKAT Acquisition Company V, LLC, 300,000 shares of common stock held by KKAT Acquisition Company VII, LLC and 226,667 shares of common stock held by KKAT Acquisition Company VIII, LLC, as to which Mr. Kohlberg has both voting and dispositive power. Mr. Kohlberg disclaims beneficial ownership of the shares held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (collectively, the “KKAT Entities”), except to the extent of his pecuniary interest therein. Excludes shares of our common stock owned by KAT Associates, LLC. Mr. Kohlberg is a beneficiary under certain trusts that are members of KAT Associates, LLC and, as such, may have a pecuniary interest in a portion of such shares.
(6)	Excludes shares of common stock held by the KKAT Entities. Messrs. Lacovara and Frieder are members of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Messrs. Lacovara and Frieder disclaim beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein.
(7)	Includes shares of common stock issuable pursuant to options granted under our Equity Incentive Plan that are exercisable within 60 days of January 31, 2008, as follows: 125,000, 62,500, 50,000, 37,500, 25,000, 12,500, 2,500 and 2,500 shares to Messrs. Lacovara, Pearson, Kratzman, Wirth, Corless, Stack, Kohlberg and Frieder, respectively.
(8)	Includes 205 shares of common stock held by Mr. Wirth, as custodian for his son and daughter under the Uniform Gifts to Minors Act (the “UGMA”), and 593 shares of common stock held by Mr. Wirth’s wife, for which Mr. Wirth disclaims beneficial ownership.
(9)	Includes 104 shares of common stock held by Mr. Pearson, as custodian, for his daughter under the UGMA, for which Mr. Pearson disclaims beneficial ownership. Excludes 104 shares of common stock held by Mr. Pearson’s son, for which Mr. Pearson disclaims beneficial ownership.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of January 31, 2008, we did not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment. Preliminary valuation conclusions are then documented and discussed with our senior management. The Valuation Committee of our Board of Directors reviews these preliminary valuations and make recommendations to our Board of Directors. Where appropriate, the Valuation Committee may utilize an independent valuation firm selected by our Board of Directors. The Valuation Committee has selected an independent valuation firm to assist with the periodic valuation of our illiquid securities. Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the recommendations of the Valuation Committee.

Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on our assets by other market participants, and the differences could be material.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we record unrealized appreciation if we believe that as a result our investment has appreciated in value, for example, because the underlying portfolio company has appreciated in value.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the underlying CLO Funds. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity investments, each investment is valued using industry valuation benchmarks, and, where appropriate, such as valuing private warrants, the input value in our valuation model may be assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering or subsequent loan or warrant sale occurs, the pricing indicated by the external event is considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally are valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to limitations on our ability to sell the securities.

Our investments in CLO Fund securities are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis. If we were to sell a group of CLO Fund securities in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual investments in CLO Fund securities.

Determinations In Connection With Offerings

In connection with each primary offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors (or such committee) considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your dividends are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of dividends will not be affected by the form in which you receive them. See “Certain U.S. Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at 1-866-668-8564.

REGULATION

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, “qualifying assets” represent at least 70% of the company’s total assets. The principal categories of “qualifying assets” relevant to our business are the following:

•	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(iv)	does not have any class of securities listed on a national securities exchange.

•	Securities of any eligible portfolio company that we control;

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities;

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment; and

•

Under certain circumstances, securities of companies that were eligible portfolio companies at the time of the initial investment but that are not eligible portfolio companies at the time of the follow-on investment.

On October 25, 2006, the SEC reproposed a rule under the 1940 Act that would further expand the definition of an “eligible portfolio company” to include certain domestic operating companies that list their securities on a national securities exchange.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as “qualifying assets” for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are “qualifying assets.” Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements that are treated, under applicable tax rules, as being issued by a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements treated as issued, under applicable tax rules, by a single counterparty in excess of this limit. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, with respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business—The debt we incur could increase the risk of investing in our Company.”

Code of Ethics

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. You can obtain a copy of the code of ethics by any of the methods described under “Available Information.”

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, as is necessary to service stockholder accounts, such as to a transfer agent, or as otherwise permitted by law.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

Although most of the securities we hold are not voting securities, some of our investments may entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by our Investment Committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our CCO any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment).

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have a designated CCO who is responsible for administering these policies and procedures.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test in Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over the administration of which a court in the U.S. has primary supervision or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2006. As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders as dividends. To qualify for treatment as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “net investment company income,” which is generally the sum of our net investment income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e. , net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any net ordinary income or capital gain not distributed (or deemed distributed) to our stockholders. As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain net taxable undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any net income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year and/or pay sufficient corporate income tax to avoid any excise tax liability, although we reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of an excise tax amount that we deem to be de minimis).

To qualify for tax treatment as a RIC for U.S. federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;

•

in each taxable year, derive at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (as defined by the Code) (all such income “Qualifying Income”); and

•

diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We conduct the business of Katonah Debt Advisors through direct or indirect subsidiaries. Some of our subsidiaries are treated as corporations for U.S. federal income tax purposes. As a result, such subsidiaries will be subject to tax at regular corporate rates. We will recognize income from these subsidiaries to the extent that we receive dividends and distributions of capital from these subsidiaries. Some of the wholly-owned subsidiaries may be treated as disregarded entities for U.S. federal income tax purposes. As a result, we may directly recognize fee income earned by these subsidiaries. Fee income that we recognize directly through entities that are treated as disregarded entities for U.S. federal tax purposes will generally not constitute Qualifying Income. We intend to monitor our recognition of fee income to ensure that at least 90% of our gross income in each taxable year is Qualifying Income.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received an amount of cash that corresponds with the income accrued.

We could also be subject to a U.S. federal income tax (including interest charges) on distributions received from investments in passive foreign investment companies (“PFICs”) or on proceeds received from the disposition of shares in PFICs, which tax cannot be eliminated by making distributions to our stockholders. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. If we are in a position to treat and so treat such a PFIC as a “qualified electing fund” (“QEF”) we will be required to include our share of the company’s income and net capital gain annually, regardless of whether we receive any distribution from the company. Alternately, we may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though we had sold and repurchased our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We may also invest in “controlled foreign corporations” (“CFCs”). A non-U.S. corporation will be a CFC if “U.S. Shareholders” (i.e ., each U.S. investor that owns (directly or by attribution) 10% or more of the interests in the non-U.S. corporation (by vote)) own (directly or by attribution) more than 50% (by vote or value) of the outstanding interests of the non-U.S. corporation. If we are a U.S. Shareholder with respect to a CFC, we will be required each year to include in income our pro rata share of the corporation’s “Subpart F income” (as defined in the Code). Therefore, investments in CFCs may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We are authorized to borrow funds and to sell assets to satisfy the Annual Distribution Requirement and to avoid any excise tax liability. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and to avoid any excise tax liability may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our tax treatment as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirements and to avoid any excise tax liability, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Our transactions in options, futures contracts, hedging transactions and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is not permitted to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income ( e.g ., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (that is, the excess of net long-term capital gains over the net short-term capital losses). Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income over a period of several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the net income we actually earned during those years in the aggregate. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. Assuming we qualify for tax treatment as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated, and, as explained below in “—Taxation of U.S. Stockholders,” a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. Except as otherwise provided, the remainder of this discussion assumes that we qualify for tax treatment as a RIC and have satisfied the Annual Distribution Requirement.

Failure to Qualify as a Regulated Investment Company

If we were to fail to qualify for tax treatment as a RIC (including if our Board of Directors elected to temporarily or permanently revoke our RIC election), we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits and (if made during a taxable year beginning before January 1, 2011) provided certain holding period and other requirements were met, could potentially qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate. Subject to certain limitations under the Code, corporate distributees may be eligible for the dividends received deduction with respect to our dividend distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of U.S. Stockholders

For U.S. federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. For taxable years beginning before January 1, 2011, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund for the taxes we paid. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder generally will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may also make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year ($1,500 for married individuals filing separately); any net capital losses of a non-corporate stockholder in excess of $3,000 ($1,500 for married individuals filing separately) generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Distributions are taxable to stockholders even if they are paid from income or gains earned by us before a stockholder’s investment (and thus were included in the price the stockholder paid). If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment. Distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the shares issued to the stockholder (if we issue new shares), or (ii) the amount of cash allocated to the stockholder for the purchase of shares on its behalf (if we purchase shares on the open market). We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock. In general, dividend distributions (other than certain distributions derived from net long-term capital gains, certain interest income and short term capital gains, as described below) paid by us to a non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their tax advisors.) For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (1) U.S.-source interest income that meets certain requirements, and (2) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We intend to make such designations. In respect of distributions described in clause (1) above, however, we will be required to withhold amounts with respect to distributions to a non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. stockholder and the non-U.S. stockholder is a “controlled foreign corporation” for U.S. federal income tax purposes.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. If we distribute our net capital gain in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Investment in the shares may not be appropriate for a non-U.S. stockholder. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 18,094,306 shares were outstanding as of January 31, 2008, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of January 31, 2008. Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” A total of 1,500,000 shares of our common stock have been authorized for issuance under our Equity Incentive Plan. Under Delaware law, our stockholders are not personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the classes of our securities outstanding as of January 31, 2008:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amount Under Column(3)

Common Stock	100,000,000	—	18,094,306
Preferred Stock	5,000,000	—	—

Common Stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except to the extent required under the 1940 Act, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Preferred Stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. Although, at this time, we do not expect to issue preferred stock, we believe that the availability for issuance of preferred stock provides us with increased flexibility in structuring future financings and acquisitions.

Registration Rights

Prior to our initial public offering, we entered into a registration rights agreement with certain affiliates of Kohlberg & Co. who hold shares of our common stock. Pursuant to the registration rights agreement, we have agreed that, upon demand by the holders of a specified percentage of these shares, we will file a registration statement to cover resales of the shares of common stock held by the requesting stockholders. In addition, pursuant to the registration rights agreement, we have agreed to grant these holders piggyback registration rights to include the shares held by these holders in any registration statement that we file for newly issued shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by us. Holders of approximately 3,396,778 shares of our common stock are entitled to have such shares included in any such registration statement.

We will use our best efforts to cause any such demand registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

The securities held by these holders will cease to be registrable securities and therefore we will not be required to include these securities in any such registration statement on the earlier of (i) the date on which such shares have been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which either such shares have been distributed to the public pursuant to Rule 144 or may be sold pursuant to Rule 144(k) under the Securities Act, (iii) the date on which such shares are sold to us or (iv) the date on which all registrable securities held by any such holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

•

subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote may amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

As of January 31, 2008, we had 18,094,306 shares of our common stock outstanding, of which 3,404,333 shares were “restricted” securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file one or more registration statements in respect of the shares of common stock that are restricted securities.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will be maintained, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors—Risks Related to an Investment in Our Shares.”

Stock Options

As of January 31, 2008, there were options to purchase 1,335,000 shares of our common stock outstanding under our Equity Incentive Plan. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates.

We have filed a registration statement under the Securities Act covering 1,500,000 shares of common stock reserved for issuance under our Equity Incentive Plan.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the common stock offered by this prospectus will be passed upon for us by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters in connection with this offering will be passed upon for the dealer manager by                    .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights as of December 31, 2006 and for the period from December 11, 2006 (inception date) to December 31, 2006 included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PART I. Financial Information

Item 1.	Financial Statements

KOHLBERG CAPITAL CORPORATION

BALANCE SHEETS

	As of September 30, 2007	As of December 31, 2006
	(unaudited)
ASSETS
Investments at fair value:
Investments in debt securities (cost: 2007—$346,667,175; 2006—$190,767,384)	$338,812,466	$190,767,384
Investments in CLO fund securities (cost: 2007—$35,851,243; 2006—$20,870,000)	33,130,000	20,870,000
Investments in equity securities (cost: 2007—$4,974,140; 2006—$0)	4,974,140	—
Affiliate investment (cost: 2007—$35,117,290; 2006—$33,394,995)	58,019,825	37,574,995

Total investments at fair value	434,936,431	249,212,379
Cash and cash equivalents	7,023,967	32,404,493
Restricted cash	5,003,793	—
Interest and dividends receivable	5,219,994	602,085
Receivable for open trades	1,910,329	—
Due from affiliate	491,923	(87,832)
Other assets	1,406,377	156,890

Total assets	$455,992,814	$282,288,015

LIABILITIES
Borrowings	170,000,000	—
Payable for open trades	9,359,981	24,183,044
Accounts payable and accrued expenses	4,226,782	1,704,548
Dividend payable	6,659,116	—

Total liabilities	$190,245,879	$25,887,592

Commitments and contingencies (note 8)

STOCKHOLDERS’ EQUITY
Common stock, par value $.01 per share, 100,000,000 common shares authorized; 17,997,611 and 17,946,333 common shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	179,976	179,463
Capital in excess of par value	252,841,386	251,550,420
Undistributed net investment income	398,990	416,753
Undistributed net realized gains	—	1,077
Net unrealized appreciation on investments	12,326,583	4,252,710

Total stockholders’ equity	265,746,935	256,400,423

Total liabilities and stockholders’ equity	$455,992,814	$282,288,015

NET ASSET VALUE PER SHARE	$14.77	$14.29

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2007
INVESTMENT INCOME:
Interest from investments in debt securities	$8,542,653	$19,624,938
Interest from cash and cash equivalents	141,535	425,630
Dividends from investments in CLO fund securities	1,689,056	5,115,081
Capital structuring service fees	110,000	430,526

Total investment income	10,483,244	25,596,175

EXPENSES:
Interest and amortization of debt issuance costs	2,311,203	3,510,696
Compensation	1,399,717	3,133,903
Professional fees	406,377	1,785,105
Insurance	41,369	122,885
Administrative and other	254,200	873,904

Total expenses	4,412,866	9,426,493
Equity in income of affiliate	656,755	1,795,006

NET INVESTMENT INCOME	6,727,133	17,964,688
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from investment transactions	(52,203)	167,258
Net change in unrealized losses on debt securities	(7,959,601)	(7,854,708)
Net change in unrealized gains (losses) on affiliate investments	(1,627,775)	18,649,825
Net change in unrealized losses on CLO fund securities	(1,771,243)	(2,721,243)

Net realized and unrealized gain (loss) on investments	(11,410,822)	8,241,132

NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(4,683,689)	$26,205,820

BASIC EARNINGS (LOSS) PER COMMON SHARE	$(0.26)	$1.46
DILUTED EARNINGS (LOSS) PER COMMON SHARE	$(0.26)	$1.46
BASIC NET INVESTMENT INCOME PER COMMON SHARE	$0.37	$1.00
DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.37	$1.00
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC	17,989,460	17,965,590
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—DILUTED	17,989,460	18,001,345

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

Nine Months Ended September 30, 2007
Operations:
Net investment income	$17,964,688
Net realized gains from investment transactions	167,258
Net change in unrealized gains on investments	8,073,874

Net increase in net assets resulting from operations	26,205,820

Shareholder distributions:
Dividends from net income	(17,964,688)
Dividends in excess of net income	(17,763)
Distributions from realized gains	(168,335)

Net decrease in net assets resulting from shareholder distributions	(18,150,786)

Capital share transactions:
Issuance of common stock under dividend reinvestment plan	841,498
Stock based compensation	449,980

Net increase in net assets resulting from capital share transactions	1,291,478

Net assets at beginning of period	256,400,423

Net assets at end of period (including accumulated undistributed net investment income of $398,990)	$265,746,935

Net asset value per common share	$14.77
Common shares outstanding at end of period	17,997,611

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF CASH FLOWS

(unaudited)

Nine Months Ended September 30, 2007
OPERATING ACTIVITIES:
Net increase in stockholders’ equity resulting from operations	$26,205,820
Adjustments to reconcile net increase in stockholders’ equity resulting from operations:
Net realized gain on investment transactions	(167,258)
Net unrealized gain on investments	(8,073,874)
Net accretion of discount on securities	(355,838)
Purchases of investments	(329,226,823)
Payment-in-kind interest	(251,734)
Proceeds from sale and redemption of investments	137,413,089
Stock based compensation expense	449,980
Equity in income of affiliate	(1,795,006)
Changes in operating assets and liabilities:
Increase in interest and dividends receivable	(4,617,909)
Increase in other assets	(1,249,487)
Increase in due from affiliate	(579,755)
Increase in accounts payable and accrued expenses	2,522,234

Net cash used in operating activities	(179,726,561)

FINANCING ACTIVITIES:
Dividends paid in cash	(10,650,172)
Borrowings	170,000,000
Increase in restricted cash	(5,003,793)

Net cash provided by financing activities	154,346,035

CHANGE IN CASH AND CASH EQUIVALENTS	(25,380,526)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	32,404,493

CASH AND CASH EQUIVALENTS, END OF PERIOD	$7,023,967

Supplemental Information:
Interest paid during the period	$2,363,746
Non-cash dividends paid during the period under dividend reinvestment plan	$841,498
Cash restricted during the period under terms of secured revolving credit facility	$4,987,123

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULES OF INVESTMENTS

As of September 30, 2007

(unaudited)

Debt Securities and Bond Portfolio

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	Senior Secured Loan; Deferred Draw Term Loan (First Lien) (7.9%, Due 6/13)	$144,504	$144,504	$144,504

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan; Revolver (7.9%, Due 5/13)	—	—	—

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and DurableConsumer Products (6)	Junior Secured Loan; Second Lien Term Loan Note (11.4%, Due 6/14)	5,000,000	4,990,480	5,000,000

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and DurableConsumer Products (6)	Senior Secured Loan; Term Loan (First Lien) (8.2%, Due 6/13)	796,000	796,000	796,000

Aero Products International, Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	Senior Secured Loan; Term Loan (9.4%, Due 4/12)	3,900,000	3,900,000	3,900,000

Aerostructures Acquisition, LLC Aerospace and Defense (6)	Senior Secured Loan; Term Loan (8.2%, Due 3/13)	4,937,500	4,937,500	4,937,500

AGA Medical Corporation Healthcare, Education and Childcare (6)	Senior Secured Loan; Tranche B Term Loan (7.4%, Due 4/13)	3,832,209	3,829,208	3,678,921

AGS LLC Hotels, Motels, Inns, and Gaming (6)	Senior Secured Loan; Delayed Draw Term Loan (8.1%, Due 5/13)	290,323	290,323	275,806

AGS LLC Hotels, Motels, Inns, and Gaming (6)	Senior Secured Loan; Initial Term Loan (8.1%, Due 5/13)	2,407,258	2,407,258	2,286,895

Allen-Vanguard Corporation Aerospace and Defense (3)	Senior Secured Loan; US Term Loan (13.8%, Due 9/12)	2,309,751	2,275,295	2,275,105

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Amercable Incorporated Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Senior Secured Loan; Initial Term Loan (8.8%, Due 6/14)	4,000,000	4,000,000	4,000,000

Astoria Generating Company Acquisitions, LLC Utilities (6)	Junior Secured Loan; Second Lien Term Loan C (9.0%, Due 8/13)	4,000,000	4,051,637	3,958,760

Atlantic Marine Holding Company Cargo Transport (6)	Senior Secured Loan; Term Loan (7.6%, Due 3/14)	1,745,017	1,756,638	1,718,842

Awesome Acquisition Company (CiCi’s Pizza) Personal, Food and Miscellaneous Services (6)	Junior Secured Loan; Term Loan (Second Lien) (10.2%, Due 6/14)	4,000,000	3,972,500	3,920,000

AZ Chem US Inc. Chemicals, Plastics and Rubber (6)	Junior Secured Loan; Second Lien Term Loan (11.0%, Due 2/14)	4,000,000	3,955,000	3,580,000

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service (6)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 7/12)	1,980,000	1,992,766	1,940,400

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service (6)	Junior Secured Loan; Loan (Second Lien) (11.4%, Due 7/13)	2,475,000	2,513,664	2,425,500

Bay Point Re Limited Insurance (3)(6)	Senior Secured Loan; Loan (9.9%, Due 12/10)	3,000,000	3,021,124	3,021,124

Bicent Power LLC Utilities (6)	Junior Secured Loan; Advance (Second Lien) (9.4%, Due 12/14)	4,000,000	4,000,000	3,720,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Revolver (11.1%, Due 11/10)	375,000	375,000	375,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan A (11.4%, Due 11/11)	3,818,182	3,818,182	3,818,182

Caribe Information Investments Incorporated Printing and Publishing (6)	Senior Secured Loan; Term Loan (7.6%, Due 3/13)	5,943,530	5,941,156	5,765,224

Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment (6)	Senior Secured Loan; Initial Term Loan (8.2%, Due 9/12)	6,733,923	6,762,989	6,762,989

CEI Holdings, Inc. (Cosmetic Essence) Personal and Non Durable Consumer Products (Mfg. Only) (6)	Senior Secured Loan; Term Loan (7.6%, Due 3/14)	1,243,750	1,170,153	1,131,813

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment; Senior Subordinated Notes (15.5%, Due 6/13)	10,000,000	9,809,307	9,800,000

Clarke American Corp. Printing and Publishing (6)	Senior Secured Loan; Tranche B Term Loan (7.7%, Due 6/14)	2,992,500	2,992,500	2,796,731

Clayton Holdings, Inc Finance (6)	Senior Secured Loan; Term Loan (7.6%, Due 12/11)	617,454	620,055	561,884

Coastal Concrete Southeast, LLC Buildings and Real Estate (4)	Mezzanine Investment; Mezzanine Term Loan (15.0%, Due 3/13)	8,080,555	7,651,453	7,606,415

Concord Re Limited Insurance (3)	Senior Secured Loan; Term Loan (9.6%, Due 2/12)	3,000,000	3,025,466	2,940,000

CST Industries, Inc. Diversified/Conglomerate Manufacturing (6)	Senior Secured Loan; Term Loan (8.1%, Due 8/13)	990,000	993,272	993,272

DaimlerChrysler Financial Services Americas LLC Finance (6)	Senior Secured Loan; Term Loan (First Lien) (9.4%, Due 8/12)	2,000,000	1,902,910	1,999,800

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics (6)	Junior Secured Loan; Term Loan (Second Lien) (10.7%, Due 10/13)	1,000,000	1,009,957	1,000,000

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics (6)	Junior Secured Loan; Term Loan (Third Lien) (12.7%, Due 4/14)	3,500,000	3,539,356	3,517,500

Delta Educational Systems, Inc. Healthcare, Education and Childcare (6)	Senior Secured Loan; Term Loan (8.4%, Due 6/12)	2,943,947	2,943,947	2,943,947

DeltaTech Controls, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Senior Secured Loan; Term Loan (First Lien) (8.4%, Due 7/14)	4,000,000	3,980,262	3,980,262

DeltaTech Controls, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Junior Secured Loan; Term Loan (Second Lien) (11.9%, Due 1/15)	2,000,000	1,960,000	1,960,000

Dresser, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Junior Secured Loan; Term Loan (Second Lien) (11.1%, Due 5/15)	3,000,000	2,957,624	2,951,250

Edgestone CD Acquisition Corp. (Custom Direct) Printing and Publishing (6)	Junior Secured Loan; Loan (Second Lien) (11.2%, Due 12/14)	5,000,000	5,000,000	5,000,000

Edgestone CD Acquisition Corp. (Custom Direct) Printing and Publishing (6)	Senior Secured Loan; Term Loan (First Lien) (7.9%, Due 12/13)	997,500	1,003,588	1,003,588

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
eInstruction Corporation Healthcare, Education and Childcare (6)	Junior Secured Loan; 2nd Lien Term Loan (11.2%, Due 7/14)	5,000,000	5,000,000	5,000,000

eInstruction Corporation Healthcare, Education and Childcare (6)	Senior Secured Loan; Initial Term Loan (8.7%, Due 7/13)	5,000,000	5,000,000	5,000,000

Endeavor Energy Resources, L.P. Oil and Gas	Junior Secured Loan; Second Lien Term Loan (9.6%, Due 3/12)	4,000,000	4,000,000	4,000,000

Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing (6)	Senior Secured Loan; Term Loan (8.1%, Due 12/12)	4,974,638	4,974,638	4,924,891

First American Payment Systems, L.P. Finance (6)	Senior Secured Loan; Term Loan (8.5%, Due 10/13)	3,960,000	3,960,000	3,900,600

Flatiron Re Ltd. Insurance (3)	Senior Secured Loan; Closing Date Term Loan (9.6%, Due 12/10)	3,887,867	3,919,165	3,853,926

Flatiron Re Ltd. Insurance (3)	Senior Secured Loan; Delayed Draw Term Loan (9.6%, Due 12/10)	1,883,186	1,898,346	1,866,745

Ford Motor Company Automobile (6)	Senior Secured Loan; Term Loan (8.1%, Due 12/13)	1,994,975	1,992,481	1,940,113

Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond; 10.125% - 12/16 - 35687MAN7 (10.1%, Due 12/16)	3,000,000	3,009,489	2,790,000

Frontier Drilling USA, Inc. Oil and Gas (6)	Senior Secured Loan; Term B Advance (9.0%, Due 6/13)	2,000,000	1,997,776	1,985,000

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Senior Secured Loan; First Lien Tranche A Credit-Linked Deposit (8.7%, Due 6/11)	1,257,143	1,215,733	1,064,385

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Senior Secured Loan; First Lien Tranche B Term Loan (8.7%, Due 6/11)	2,708,571	2,619,352	2,293,266

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Junior Secured Loan; Second Lien Term Loan (12.7%, Due 6/12)	3,000,000	2,662,117	2,137,500

Gleason Works, The Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Senior Secured Loan; New US Term Loan (7.5%, Due 6/13)	2,437,280	2,445,163	2,400,721

Hawkeye Renewables, LLC Farming and Agriculture(6)	Senior Secured Loan; Term Loan (First Lien) (9.3%, Due 6/12)	2,969,925	2,897,728	2,648,163

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
HealthSouth Corporation Healthcare, Education and Childcare Education and Childcare	Senior Secured Loan; Term Loan (7.9%, Due 3/13)	1,685,843	1,691,367	1,650,710

HMSC Corporation (aka Swett and Crawford) Insurance (6)	Junior Secured Loan; Loan (Second Lien) (10.9%, Due 10/14)	2,000,000	1,980,000	1,915,000

Huish Detergents Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	Junior Secured Loan; Loan (Second Lien) (9.5%, Due 10/14)	1,000,000	1,000,000	857,500

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	Senior Secured Loan; Delayed Draw Term Loan (7.6%, Due 4/14)	—	—	—

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	Senior Secured Loan; Initial Term Loan (First Lien) (8.0%, Due 4/14)	1,824,429	1,824,429	1,678,474

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	Junior Secured Loan; Loan (Second Lien) (12.3%, Due 10/14)	3,000,000	3,000,000	2,520,000

IAL Acquisition Co. (International Aluminum Corporation) Mining, Steel, Iron and Non-Precious Metals (6)	Senior Secured Loan; Term Loan (7.9%, Due 3/13)	1,619,940	1,619,940	1,619,940

Infiltrator Systems, Inc. Ecological (6)	Senior Secured Loan; Term Loan (8.7%, Due 9/12)	3,970,000	3,957,141	3,957,141

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass (6)	Senior Secured Loan; 1st Lien Term Loan (8.4%, Due 5/12)	3,982,075	3,992,357	3,992,357

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass (6)	Junior Secured Loan; 2nd Lien Term Loan (12.4%, Due 5/13)	3,000,000	3,022,933	3,022,933

Jones Stephens Corp. Buildings and Real Estate (4)(6)	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	8,299,320	8,269,531	8,266,771

JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals (6)	Junior Secured Loan; Term Loan (2nd Lien) (11.7%, Due 12/13)	5,371,429	5,391,150	5,425,143

Kepler Holdings Limited Insurance (3)	Senior Secured Loan; Loan (10.7%, Due 6/09)	3,000,000	3,000,000	2,940,000

KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	Junior Secured Loan; Loan (Second Lien) (10.2%, Due 12/14)	5,000,000	5,000,000	4,250,000

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
La Paloma Generating Company, LLC Utilities	Junior Secured Loan; Loan (Second Lien) (8.7%, Due 8/13)	2,000,000	2,017,981	1,932,500

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)(6)	Senior Secured Loan; Term Loan (First Lien) (8.6%, Due 1/10)	3,930,000	3,842,208	3,576,300

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)(6)	Junior Secured Loan; Term Loan (Second Lien) (12.6%, Due 1/11)	2,000,000	1,911,222	1,780,000

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)	Junior Secured Loan; Term Loan (Third Lien) (14.2%, Due 2/12)	2,173,480	2,173,480	1,934,398

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan; First Lien Term Loan (9.4%, Due 8/12)	2,962,500	2,962,500	2,962,500

Levlad, LLC & Arbonne International, LLC Personal and Non Durable Consumer Products (Mfg. Only) (6)	Senior Secured Loan; Term Loan (7.6%, Due 3/14)	2,905,752	2,905,752	2,106,670

LN Acquisition Corp. (Lincoln Industrial) Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Junior Secured Loan; Initial Term Loan (Second Lien) (11.5%, Due 1/15)	2,000,000	2,000,000	1,985,000

LPL Holdings, Inc. Finance (6)	Senior Secured Loan; Tranche D Term Loan (7.2%, Due 6/13)	5,352,086	5,392,049	5,191,524

MCCI Group Holdings, LLC Healthcare, Education and Childcare (6)	Senior Secured Loan; Term Loan (First Lien) (9.0%, Due 12/12)	3,980,000	3,980,000	3,980,000

MCCI Group Holdings, LLC Healthcare, Education and Childcare (6)	Junior Secured Loan; Term Loan (Second Lien) (12.5%, Due 6/13)	1,000,000	1,000,000	1,000,000

Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals (6)	Senior Secured Loan; Tranche B Term Loan (First Lien) (8.5%, Due 1/10)	1,974,684	1,985,744	1,954,937

Northeast Biofuels, LP Farming and Agriculture (6)	Senior Secured Loan; Construction Term Loan (8.6%, Due 6/13)	1,365,854	1,368,856	1,290,732

Northeast Biofuels, LP Farming and Agriculture (6)	Senior Secured Loan; Synthetic LC Term Loan (8.4%, Due 6/13)	634,146	635,540	599,268

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan; Incremental Term Loan Add On (9.0%, Due 6/11)	937,500	937,500	937,500

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (8.6%, Due 6/11)	4,335,986	4,309,106	4,303,466

Pegasus Solutions Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond; 10.500% - 04/2015 - 705908AA9 (10.5%, Due 4/15)	2,000,000	2,000,000	2,000,000

Pegasus Solutions Inc. Leisure, Amusement, Motion Pictures, Entertainment (6)	Senior Secured Loan; Closing Date Term Loan (8.5%, Due 4/13)	1,923,333	1,923,333	1,923,333

Primus International Inc. Aerospace and Defense (6)	Senior Secured Loan; Term Loan (8.2%, Due 6/12)	3,267,505	3,274,496	3,136,805

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals (6)	Junior Secured Loan; 2nd Lien Term Loan (13.6%, Due 6/14)	5,000,000	4,926,172	4,925,000

Rhodes Companies, LLC, The Buildings and Real Estate (4)(6)	Junior Secured Loan; Second Lien Term Loan (12.9%, Due 11/11)	2,000,000	2,011,909	1,755,000

Rockford Energy Partners II, LLC Oil and Gas	Junior Secured Loan; 2nd Lien Term Loan Facility (12.3%, Due 10/11)	5,000,000	5,000,000	5,000,000

San Juan Cable, LLC Broadcasting and Entertainment (6)	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 10/13)	3,000,000	2,978,092	2,932,500

Schneller LLC Aerospace and Defense (6)	Senior Secured Loan; First Lien Term Loan (9.6%, Due 6/13)	5,000,000	4,950,472	4,950,000

Sorenson Communications, Inc. Electronics (6)	Senior Secured Loan; Tranche C Term Loan (8.0%, Due 8/13)	2,926,635	2,943,672	2,897,369

Specialized Technology Resources, Inc. Diversified/Conglomerate Service (6)	Junior Secured Loan; Loan (Second Lien) (12.1%, Due 12/14)	7,500,000	7,500,000	7,500,000

Specialized Technology Resources, Inc. Diversified/Conglomerate Service (6)	Senior Secured Loan; Term Loan (First Lien) (7.6%, Due 6/14)	2,992,500	2,992,500	2,992,500

Standard Steel, LLC Cargo Transport (6)	Senior Secured Loan; Delayed Draw Term Loan (8.0%, Due 7/12)	665,000	669,278	669,278

Standard Steel, LLC Cargo Transport (6)	Senior Secured Loan; Initial Term Loan (7.7%, Due 7/12)	3,291,667	3,312,841	3,312,841

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Standard Steel, LLC Cargo Transport (6)	Junior Secured Loan; Loan (Second Lien) (11.2%, Due 7/13)	1,000,000	1,008,794	1,015,000

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Senior Secured Loan; First Lien Term Loan (7.5%, Due 9/12)	1,980,000	1,990,688	1,910,700

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (6)	Junior Secured Loan; Loan (Second Lien) (11.3%, Due 9/13)	1,000,000	1,015,778	965,000

Thermal North America, Inc. Utilities (6)	Senior Secured Loan; Credit Linked Deposit Facility (8.4%, Due 10/08)	400,000	400,862	396,500

Thermal North America, Inc. Utilities (6)	Senior Secured Loan; Term Loan (8.0%, Due 10/08)	3,517,377	3,527,480	3,495,393

TLC Funding Corp. Healthcare, Education and Childcare (6)	Senior Secured Loan; Term Loan (First Lien) (10.2%, Due 5/12)	3,940,000	3,855,816	3,969,550

TPF Generation Holdings, LLC Utilities (6)	Junior Secured Loan; Second Lien Term Loan (9.4%, Due 12/14)	2,000,000	2,034,294	1,910,000

TransAxle LLC Automobile	Senior Secured Loan; Revolver (8.6%, Due 9/12)	381,818	377,362	379,909

TransAxle LLC Automobile (6)	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	2,850,000	2,850,000	2,850,000

Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products (6)	Senior Secured Loan; Term Loan (8.1%, Due 4/13)	1,995,000	1,995,000	1,995,000

U.S. Silica Company Diversified Natural Resources, Precious Metals and Minerals (6)	Junior Secured Loan; 2nd Lien Term Loan (12.3%, Due 2/14)	4,000,000	3,921,118	4,080,000

U.S. Silica Company Diversified Natural Resources, Precious Metals and Minerals (6)	Senior Secured Loan; Term Loan (First Lien) (9.2%, Due 8/13)	5,000,000	4,950,758	5,000,000

Water PIK, Inc. Personal and Non Durable Consumer Products (Mfg. Only) (6)	Senior Secured Loan; Loan (First Lien) (8.9%, Due 6/13)	1,995,000	1,995,000	1,955,100

Wesco Aircraft Hardware Corp. Aerospace and Defense (6)	Junior Secured Loan; Second Lien Term Loan (11.0%, Due 3/14)	4,132,887	4,167,802	4,122,555

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Wire Rope Corporation of America, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment; 11.000% - 02/2015 - 97654JAA1 (11.0%, Due 2/15)	10,000,000	10,000,000	10,000,000

Wire Rope Corporation of America, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment; 11.000% - 02/2015 - 97654JAB9 (11.0%, Due 2/15)	5,000,000	4,753,577	4,750,000

Wolf Hollow I, LP Utilities (6)	Senior Secured Loan; Acquisition Term Loan (7.4%, Due 6/12)	786,068	774,262	719,253

Wolf Hollow I, LP Utilities (6)	Senior Secured Loan; Synthetic Letter of Credit (7.4%, Due 6/12)	668,412	658,373	611,597

Wolf Hollow I, LP Utilities (6)	Senior Secured Loan; Synthetic Revolver Deposits (7.5%, Due 6/12)	167,103	164,593	152,899

Wolf Hollow I, LP Utilities (6)	Junior Secured Loan; Term Loan (Second Lien) (9.7%, Due 12/12)	2,683,177	2,689,005	2,616,096

Total Investment in Debt Securities and Bonds (78% of total investments at fair value)		$348,495,994	$346,667,175	$338,812,466

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P. Aerospace and Defense	Partnership Interest	1.2%	$1,000,000	$1,000,000

eInstruction Acquisition, LLC Healthcare, Education and Childcare	Membership Units	1.1%	1,000,000	1,000,000

FP WRCA Coinvestment Fund VII, Ltd. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	0.7%	1,500,000	1,500,000

Park Avenue Coastal Holding, LLC Buildings and Real Estate (4)	Common Interests	2.0%	1,000,000	1,000,000

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value(2)
Coastal Concrete Southeast, LLC Buildings and Real Estate (4)(7)	Warrants	0.9%	474,140	474,140

Total Investment in Equity Securities (1% of total investments at fair value)			$4,974,140	$4,974,140

CLO Fund Investments	Investment	Percent of Class Held	Cost	Value(2)
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,361,130	$4,250,000
Katonah III, Ltd.	Preferred Shares	23.1%	4,500,000	3,040,000
Katonah IV, Ltd.	Preferred Shares	17.1%	3,150,000	3,110,000
Katonah V, Ltd.	Preferred Shares	6.9%	3,320,000	1,180,000
Katonah VII CLO Ltd.	Subordinated Securities	26.7%	4,500,000	4,260,000
Katonah VIII CLO Ltd	Subordinated Securities	16.4%	3,400,000	3,410,000
Katonah IX CLO Ltd	Preferred Shares	10.3%	2,000,000	2,000,000
Katonah X CLO Ltd	Subordinated Securities	33.3%	10,620,113	11,880,000

Total Investment in CLO Funds (8% of total investments at fair value)			$35,851,243	$33,130,000

Portfolio Company/Principal Business	Investment	Percent of Interests Held	Cost	Value(2)
Katonah Debt Advisors, L.L.C. / Asset Management (13% of total investments at fair value)	Membership Interests	100.0%	$35,117,290	$58,019,825

Total Investments (5)			$422,609,848	$434,936,431

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at September 30, 2007.
(2)	Reflects the fair market value of all existing investments as of September 30, 2007, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of September 30, 2007, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.

(5)	The aggregate cost of investments for federal income tax purposes is approximately $421 million. The aggregate gross unrealized appreciation is approximately $25 million and the aggregate gross unrealized depreciation is approximately $12 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Debt Securities Portfolio

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
AGA Medical Corporation Healthcare, Education and Childcare	Senior Secured Loan; Tranche B (7.4%, Due 4/13)	$3,826,751	$3,823,346	$3,823,346

Astoria Generating Company Acquisitions, LLC Utilities	Junior Secured Loan; Second Lien Term C (9.1%, Due 8/13)	2,000,000	2,000,000	2,000,000

Atlantic Marine Holding Company Cargo Transport	Senior Secured Loan; Term Loan (7.9%, Due 8/13)	1,990,000	2,004,839	2,004,839

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan; First Lien Term Loan (8.1%, Due 7/12)	1,995,000	2,009,860	2,009,860

Bay Point Re Limited Insurance (3)	Senior Secured Loan; Term Loan (9.9%, Due 12/10)	3,000,000	3,026,001	3,026,001

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Revolver (11.4%, Due 11/11)	375,000	375,000	375,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan A (11.4%, Due 11/11)	4,000,000	4,000,000	4,000,000

Capital Automotive REIT Automobile	Senior Secured Loan; Term Loan (7.1%, Due 12/10)	3,721,052	3,730,265	3,730,265

Caribe Information Investments Incorporated Printing and Publishing	Senior Secured Loan; Term Loan (7.6%, Due 3/13)	6,315,895	6,310,527	6,310,527

Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan; Initial Term Loan (8.6%, Due 9/12)	7,000,000	7,034,764	7,034,764

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Clarke American Corp. Printing and Publishing	Senior Secured Loan; Term Loan B (8.6%, Due 12/11)	2,478,134	2,508,872	2,508,872

Clayton Holdings, Inc Finance	Senior Secured Loan; Term Loan (8.4%, Due 12/11)	811,555	815,586	815,586

Concord Re Limited Insurance (3)	Senior Secured Loan; Term Loan (9.6%, Due 2/12)	3,000,000	3,029,779	3,029,779

CST Industries, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.5%, Due 8/13)	997,500	1,001,219	1,001,219

Dayco Products LLC—(Mark IV Industries, Inc.) Automobile	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 12/11)	500,000	501,861	501,861

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 10/13)	1,000,000	1,011,187	1,011,187

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan; Third Lien Term Loan (12.9%, Due 4/14)	1,500,000	1,518,652	1,518,652

Delta Educational Systems, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (8.9%, Due 6/12)	2,985,987	2,985,987	2,985,987

Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.1%, Due 12/12)	5,000,000	5,000,000	5,000,000

First American Payment Systems, L.P. Finance	Senior Secured Loan; Term Loan (8.6%, Due 10/13)	3,990,000	3,990,000	3,990,000

Flatiron Re Ltd. Insurance (3)	Senior Secured Loan; Closing Date Term Loan (9.6%, Due 12/10)	4,042,105	4,082,142	4,082,142

Flatiron Re Ltd. Insurance (3)	Senior Secured Loan; Delayed Draw Term Loan (9.6%, Due 12/10)	1,957,895	1,977,287	1,977,287

Gentiva Health Services, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (7.7%, Due 3/13)	1,848,649	1,848,649	1,848,649

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Senior Secured Loan; First Lien Tranche A Credit-Linked Deposit (8.3%, Due 6/11)	1,257,143	1,207,290	1,207,290

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Senior Secured Loan; First Lien Tranche B Term Loan (8.4%, Due 6/11)	2,729,143	2,620,917	2,620,917

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Junior Secured Loan; Second Lien Term Loan (12.4%, Due 6/12)	1,000,000	851,051	851,051

Gleason Works Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 6/13)	1,878,788	1,888,127	1,888,127

Hawkeye Renewables, LLC Farming and Agriculture	Senior Secured Loan; First Lien Term Loan (9.4%, Due 6/12)	2,992,481	2,908,240	2,908,240

HCA Inc. Healthcare, Education and Childcare	Senior Secured Loan; Tranche B Term Loan (8.1%, Due 11/13)	4,000,000	4,037,307	4,037,307

HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan; Term Loan B (8.6%, Due 3/13)	2,985,000	2,996,125	2,996,125

Infiltrator Systems, Inc. Ecological	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	4,000,000	3,985,099	3,985,099

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Senior Secured Loan; First Lien Term Loan (8.4%, Due 5/12)	3,854,545	3,864,114	3,864,114

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Junior Secured Loan; Second Lien Term Loan (12.4%, Due 5/13)	1,000,000	1,004,970	1,004,970

IPC Systems, Inc. Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 9/14)	2,500,000	2,500,000	2,500,000

Jones Stephens Corp. Buildings and Real Estate (4)	Senior Secured Loan; Term Loan (9.2%, Due 9/12)	7,000,000	6,965,235	6,965,235

JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan; Term Loan (Second Lien) (11.6%, Due 12/13)	2,000,000	2,000,000	2,000,000

La Paloma Generating Company, LLC Utilities	Junior Secured Loan; Second Lien Term Loan (8.9%, Due 8/13)	2,000,000	2,000,000	2,000,000

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)	Senior Secured Loan; First Lien (8.6%, Due 1/10)	3,960,000	3,842,676	3,842,676

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)	Junior Secured Loan; Second Lien (12.6%, Due 1/11)	2,000,000	1,891,032	1,891,032

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Loan; First Lien Term Loan (9.2%, Due 8/12)	2,985,000	2,985,000	2,985,000

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Levlad LLC & Arbonne International LLC Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (8.4%, Due 6/13)	1,946,667	1,956,351	1,956,351

Longyear Canada, ULC (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic) (3)	Senior Secured Loan; First Lien Term Loan (8.6%, Due 10/12)	245,603	245,603	245,603

Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non- Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First (8.6%, Due 10/12)	264,495	264,495	264,495

Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non- Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (8.6%, Due 10/12)	2,450,264	2,450,264	2,450,264

LPL Holdings, Inc. Finance	Senior Secured Loan; Tranche C Term Loan (8.1%, Due 6/13)	5,392,462	5,414,881	5,414,881

LSP Kendall Energy, LLC Utilities	Senior Secured Loan; Term Loan (7.4%, Due 10/13)	1,922,988	1,913,428	1,913,428

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Junior Secured Loan; Second Lien Term Loan (14.3%, Due 6/13)	1,000,000	1,000,000	1,000,000

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (10.8%, Due 12/12)	4,000,000	4,000,000	4,000,000

Metaldyne Corporation Automobile	Senior Secured Loan; Term D (10.1%, Due 12/09)	1,997,475	1,997,475	1,997,475

Michaels Stores, Inc. Retail Stores	Senior Secured Loan; Term Loan (8.4%, Due 10/13)	1,958,333	1,958,333	1,958,333

Mirant North America, LLC Utilities	Senior Secured Loan; Term Loan (7.1%, Due 1/13)	3,960,000	3,950,163	3,950,163

Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 1/10)	1,989,873	2,004,614	2,004,614

Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Construction Term Loan (8.6%, Due 6/13)	1,365,854	1,369,248	1,369,248

Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Synthetic LC (8.6%, Due 6/13)	634,146	635,722	635,722

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (8.6%, Due 6/11)	4,756,944	4,721,569	4,721,569

Primus International Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (7.9%, Due 6/12)	3,292,188	3,300,360	3,300,360

Rhodes Companies, LLC (The) Buildings and Real Estate (4)	Junior Secured Loan; Second Lien Term Loan (12.9%, Due 11/11)	2,000,000	1,910,700	1,910,700

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Sorenson Communications, Inc. Electronics	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 8/13)	2,978,525	2,997,041	2,997,041

Standard Steel, LLC Cargo Transport	Senior Secured Loan; Delayed Draw Term Loan (1.%, Due 6/12)	—	4,965	4,965

Standard Steel, LLC Cargo Transport	Senior Secured Loan; Initial Term Loan (7.9%, Due 6/12)	3,316,667	3,341,369	3,341,369

Standard Steel, LLC Cargo Transport	Junior Secured Loan; Second Lien Term Loan (11.4%, Due 6/13)	1,000,000	1,009,941	1,009,941

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 9/12)	1,995,000	2,007,386	2,007,386

Stratus Technologies, Inc. Electronics	Senior Secured Loan; First Lien Term Loan (8.4%, Due 3/11)	1,990,000	1,985,070	1,985,070

Thermal North America, Inc. Utilities	Senior Secured Loan; Credit Linked Deposit (8.1%, Due 10/08)	400,000	401,469	401,469

Thermal North America, Inc. Utilities	Senior Secured Loan; Term Loan (8.1%, Due 10/08)	3,600,000	3,617,627	3,617,627

TLC Funding Corp. Healthcare, Education and Childcare	Senior Secured Loan; First Lien Term Loan (12.3%, Due 5/12)	3,970,000	3,871,451	3,871,451

TransAxle LLC Automobile	Senior Secured Loan; Revolver (8.9%, Due 9/12)	—	—	—

TransAxle LLC Automobile	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	2,962,500	2,962,500	2,962,500

United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Delayed Draw Tranche B Loan (9.1%, Due 2/12)	750,000	750,000	750,000

United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Tranche B Term Loan (9.1%, Due 2/12)	3,250,000	3,250,000	3,250,000

Valleycrest Holding Co. (VCC Holdco) Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 4/14)	1,000,000	1,007,461	1,007,461

Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (7.6%, Due 6/13)	902,313	902,313	902,313

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 12/13)	2,500,000	2,512,432	2,512,432

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 3/14)	2,000,000	2,044,763	2,044,763

WM. Bolthouse Farms, Inc. Beverage, Food and Tobacco	Senior Secured Loan; Term Loan (First Lien) (7.6%, Due 12/12)	2,592,462	2,586,023	2,586,023

Wolf Hollow I, LP Utilities	Senior Secured Loan; Acquisition Term Loan (7.6%, Due 6/12)	792,335	778,545	778,545

Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Letter of Credit (7.6%, Due 6/12)	668,412	656,779	656,779

Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Revolver Deposits (7.6%, Due 6/12)	167,103	164,195	164,195

Wolf Hollow I, LP Utilities	Junior Secured Loan; Term Loan (Second Lien) (9.9%, Due 12/12)	2,683,177	2,689,842	2,689,842

Total Investments in Debt Securities (77% of total investment assets at fair value)		$191,173,409	$190,767,384	$190,767,384

CLO Fund Investments	Investment	Percent of Class Held	Cost	Value(2)
Katonah III, Ltd.	Preferred Shares	23.1%	$4,500,000	$4,500,000
Katonah IV, Ltd.	Preferred Shares	17.1%	3,150,000	3,150,000
Katonah V, Ltd.	Preferred Shares	26.7%	3,320,000	3,320,000
Katonah VII CLO Ltd.	Subordinated Securities	16.4%	4,500,000	4,500,000
Katonah VIII CLO Ltd.	Subordinated Securities	10.3%	3,400,000	3,400,000
Katonah IX CLO Ltd.	Preferred Shares	6.9%	2,000,000	2,000,000

Total Investments in CLO Funds (8% of total investment assets at fair value)			$20,870,000	$20,870,000

Portfolio Company / Principal Business	Investment	Percent of Interests Held	Cost	Fair Value
Katonah Debt Advisors, L.L.C. / Asset Management (15% of total investment assets at fair value)	Membership Interests	100.00%	$33,394,995	$37,574,995

Total Investments (5)			$245,032,379	$249,212,379

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which reset semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2006.
(2)	Reflects the fair market value of all existing investments as of December 31, 2006, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2006, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $245 million. The aggregate gross unrealized appreciation is approximately $4 million and there is no gross unrealized depreciation.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

($ per share)

Nine Months Ended September 30, 2007
Per Share Data:
Net asset value, at beginning of period	$14.29
Net investment income (1)	1.00
Net realized gains	0.01
Net change in unrealized appreciation on investments	0.40
Distribution from net investment income and realized gains	(1.01)

Net increase in net assets resulting from operations	0.40
Issuance of common stock under dividend reinvestment plan	0.05
Stock based compensation expense	0.03

Net asset value, end of period	$14.77

Total net asset value return (2)	10.4%
Ratio/Supplemental Data:
Per share market value at beginning of period	$17.30
Per share market value at end of period	$15.06
Total market return (3)	(15.1)%
Shares outstanding at end of period	17,997,611
Net assets at end of period	$265,746,935
Portfolio turnover rate (4)	16.2%
Average debt outstanding	$65,766,423
Average debt outstanding per share	$3.65
Ratio of net investment income to average net assets (5)	8.9%
Ratio of interest expense to average net assets (5)	1.8%
Ratio of non-interest expenses to average net assets (5)	2.9%
Ratio of total expenses to average net assets (5)	4.7%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return (not annualized) equals the change in the ending market value over the beginning of period price per share plus dividends, divided by the beginning price.
(4)	Not annualized.
(5)	Annualized.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

(unaudited)

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of our common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements include the accounts of the Company and the accounts of its special purpose financing subsidiary, Kohlberg Capital Funding LLC I. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors currently is the only company in which the Company has a controlling interest) or its special purpose financing subsidiary.

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission (“SEC”).

The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method.

Loans and Debt Securities. For loans and debt securities for which market quotations are readily available, such as broadly syndicated term loans and bonds, fair value generally is equal to the market price for those loans and securities. For loans and debt securities for which a market quotation is not readily available, such as middle market term loans and mezzanine debt investments, fair value generally approximates amortized cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount; as a general rule, the Company does not value such loans or debt securities above cost, but such loans and debt securities will be subject to fair value write-downs when the asset is considered impaired.

Equity and Equity-Related Securities. The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which will be determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. The Company’s equity investment in its wholly-owned asset management company, Katonah Debt Advisors, is valued based on standard measures such the percentage of assets under management and a multiple of operating income used to value other asset management companies.

CLO Fund Securities. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Investments”). The Company’s CLO Investments relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings. It is the Company’s intention that its aggregate CLO Investments not exceed 10% of the Company’s total investment portfolio. As of September 30, 2007, CLO Investments represented approximately 8% of the Company’s investment portfolio.

The Company’s CLO Investments are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CLO Investments as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CLO

Investment ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CLO Investment. The Company determines the fair value of its CLO Investments on an individual security-by-security basis.

Valuation of Portfolio Investments. Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to the Company’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. For the quarter ended September 30, 2007, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on fourteen investments comprising approximately 48% of the total investments at fair value as of September 30, 2007 for which market quotations are not readily available. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Restricted Cash. Restricted cash consists mostly of cash held in an operating account pursuant to the Company’s secured revolving credit facility agreement with its lender.

Interest Income. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. At September 30, 2007, no loans or debt securities were past due or on non-accrual status.

Debt Issuance Costs. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. At September 30, 2007, there was an unamortized debt issuance cost of approximately $1.3 million included in other assets in the accompanying balance sheet. Amortization expense for the three and nine months ended September 30, 2007 was approximately $75,000 and $189,000, respectively. The Company had no borrowing facility in place or amortization of debt issuance costs at and for the year ended December 31, 2006.

Dividends. Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share for the three and nine months ended September 30, 2007:

	Three Months Ended September 30, 2007 (unaudited)	Nine Months Ended September 30, 2007 (unaudited)
Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share:	$(4,683,689)	$26,205,820
Numerator for basic and diluted net investment income:	6,727,133	17,964,688
Denominator for basic weighted average shares:	17,989,460	17,965,590
Dilutive effect of stock options:	—	35,755
Denominator for diluted weighted average shares:	17,989,460	18,001,345
Basic net increase (decrease) in stockholders’ equity resulting from operations per share:	$(0.26)	$1.46
Diluted net increase (decrease) in stockholders’ equity resulting from operations per share:	$(0.26)	$1.46

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, in the future and to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at September 30, 2007 and December 31, 2006:

	September 30, 2007 (unaudited)			December 31, 2006
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Senior Secured Loan	$194,071,765	$190,251,915	43.8%	$163,313,492	$163,313,492	65.5%
Junior Secured Loan	115,371,585	111,614,136	25.7	27,453,892	27,453,892	11.0
Mezzanine Investment	32,214,336	32,156,415	7.4	—	—	—
Senior Subordinated Bond	3,009,489	2,790,000	0.7	—	—	—
Senior Unsecured Bond	2,000,000	2,000,000	0.5	—	—	—
CLO Equity	35,851,243	33,130,000	7.6	20,870,000	20,870,000	8.4
Equity Securities	4,974,140	4,974,140	1.0	—	—	—
Asset Management Company	35,117,290	58,019,825	13.3	33,394,995	37,574,995	15.1

Total	$422,609,848	$434,936,431	100.0%	$245,032,379	$249,212,379	100.0%

(1)	Represents percentage of total portfolio at fair value

The industry concentrations, based on the fair value of the Company’s investment portfolio as of September 30, 2007 and December 31, 2006, were as follows:

	September 30, 2007 (unaudited)			December 31, 2006
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Aerospace and Defense	$25,852,171	$25,662,931	5.9%	$10,066,692	$10,066,692	4.0%

Asset Management Company	35,117,290	58,019,825	13.3	33,394,995	37,574,995	15.1
Automobile	5,219,843	5,170,022	1.2	9,192,101	9,192,101	3.7
Beverage, Food and Tobacco	—	—	—	2,586,023	2,586,023	1.0
Broadcasting and Entertainment	2,978,092	2,932,500	0.7	—	—	—
Buildings and Real Estate	33,831,143	31,888,176	7.4	19,288,901	19,288,901	7.7

Cargo Transport	6,747,551	6,715,961	1.5	6,361,114	6,361,114	2.6
Chemicals, Plastics and Rubber	3,955,000	3,580,000	0.8	—	—	—
CLO Equity	35,851,243	33,130,000	7.6	20,870,000	20,870,000	8.4
Containers, Packaging and Glass	7,015,290	7,015,290	1.6	4,869,084	4,869,084	2.0
Diversified/Conglomerate Manufacturing	5,967,910	5,918,163	1.4	6,001,219	6,001,219	2.4
Diversified/Conglomerate Service	14,998,931	14,858,400	3.4	5,517,321	5,517,321	2.2
Diversified Natural Resources, Precious Metals and Minerals	8,871,875	9,080,000	2.0	—	—	—
Ecological	3,957,141	3,957,141	0.9	3,985,099	3,985,099	1.6
Electronics	10,502,474	10,204,869	2.3	7,511,950	7,511,950	3.0
Farming and Agriculture	4,902,125	4,538,163	1.0	4,913,210	4,913,210	2.0
Finance	11,875,015	11,653,807	2.7	10,220,467	10,220,467	4.1

Healthcare, Education and Childcare	32,493,519	32,416,310	7.5	28,937,865	28,937,865	11.5
Home and Office Furnishings, Housewares, and Durable Consumer Goods	15,712,913	15,096,478	3.5	2,985,000	2,985,000	1.2
Hotels, Motels, Inns and Gaming	2,697,581	2,562,702	0.6	—	—	—
Insurance	16,844,101	16,536,795	3.8	12,115,209	12,115,209	4.9

Leisure, Amusement, Motion Pictures, Entertainment	10,686,322	10,686,322	2.5	7,034,764	7,034,764	2.8
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	36,603,092	36,402,933	8.4	6,855,875	6,855,875	2.8
Mining, Steel, Iron and Non-Precious Metals	13,923,007	13,925,020	3.2	4,004,614	4,004,614	1.6
Oil and Gas	10,997,776	10,985,000	2.5	—	—	—
Personal and Non Durable Consumer Products (Mfg. Only)	15,970,905	14,201,083	3.3	5,371,096	5,371,096	2.2
Personal, Food and Miscellaneous Services	13,781,807	13,720,000	3.2	—	—	—
Personal Transportation	—	—	—	4,000,000	4,000,000	1.6
Printing and Publishing	14,937,244	14,565,542	3.3	8,819,399	8,819,399	3.5
Retail Stores	—	—	—	1,958,333	1,958,333	0.8
Utilities	20,318,487	19,512,998	4.5	18,172,048	18,172,048	7.3

Total	$422,609,848	$434,936,431	100.0%	$245,032,379	$249,212,379	100.0%

(1)	Represents percentage of total portfolio at fair value

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At September 30, 2007 and December 31, 2006, approximately 12% and 13%, respectively, of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 8% of its portfolio on such dates).

At September 30, 2007 and December 31, 2006, the Company’s ten largest portfolio companies represented approximately 30% and 35%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 13% and 15% of the total fair value of the Company’s investments at September 30, 2007 and December 31, 2006, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated notes) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. It is the Company’s intention that its aggregate CLO Investments not exceed 10% of the Company’s total investment portfolio. Preferred shares or subordinated notes issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated debt or preferred stock. As of September 30, 2007, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all classes of their securities and were continuing to make cash payments to all classes of investors. As of September 30, 2007, our CLO Fund securities had an average annual cash yield of 28%.

Prior to its IPO, the Company issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated debt and preferred stock securities issued by CLO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) which had previously been raised and are managed by Katonah Debt Advisors and two other asset managers. During the nine months ended September 30, 2007, the Company invested an additional $11 million in a new CLO Fund managed by Katonah Debt Advisors and another $4 million in a CLO Fund managed by a third party. The subordinated debt and preferred stock securities are considered equity positions in the CLO Funds and, as of September 30, 2007 and December 31, 2006, the Company had approximately $33 million and $21 million, respectively, of such CLO equity investments.

The cost basis of the Company’s investment in CLO Fund equity securities as of September 30, 2007 was approximately $36 million and aggregate unrealized losses on the CLO Fund investments totaled approximately $3 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2006 was approximately $21 million and with no aggregate unrealized losses on the CLO Fund investments.

5. WHOLLY-OWNED ASSET MANAGER

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

Katonah Debt Advisors manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of September 30, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management, and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $58 million. As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated debt or preferred stock.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

Katonah Debt Advisors, as a wholly-owned portfolio company, is accounted for using the equity method of accounting consistent with the Company’s status as a BDC. Under the equity method of accounting, Katonah Debt Advisors is initially recorded at cost on the Company’s balance sheet. Subsequent net income or losses of Katonah Debt Advisors under GAAP is recognized as affiliate income or loss on the Company’s income statement with a corresponding increase (in the case of net income) or decrease (in the case of net loss) in the cost basis of the investment in Katonah Debt Advisors on the Company’s balance sheet. The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Cash distributions of Katonah Debt Advisors’ accumulated GAAP net income would increase cash and reduce the basis of Katonah Debt Advisors on the Company’s balance sheet. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is primarily based on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and distributable income by which GAAP income will exceed distributable income by approximately $2 million per year over such period. As a result, if Katonah Debt Advisors were to distribute its GAAP net income to the Company, only Katonah Debt Advisors’ taxable net income after such goodwill amortization will be required to be distributed to the Company’s shareholders.

At September 30, 2007, net amounts due from affiliates totaled approximately $492,000.

Summarized financial information for Katonah Debt Advisors follows:

	As of September 30, 2007	As of December 31, 2006
	(unaudited)
ASSETS
Current assets	$5,954,372	$2,860,329
Noncurrent assets	439,797	661,637

Total assets	$6,394,169	$3,521,966

LIABILITIES
Current liabilities	$3,592,224	$2,602,755

Total liabilities	$3,592,224	$2,602,755

Gross revenue*	$7,777,736	$200,610
Total expenses*	(5,982,730)	(273,320)

Net income (loss)*	$1,795,006	$(72,710)

*	For the nine months ended September 30, 2007 and for the period December 11, 2006 (inception) through December 31, 2006.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of September 30, 2007	As of December 31, 2006
	(unaudited)
Secured revolving credit facility, $200 million commitment	$170,000,000	$—

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million in financing (the “Facility”). On October 1, 2007, the Company amended the credit facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly.

Advances under the Facility are used by the Company primarily to make additional investments. The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

The weighted average daily debt balance for the three and nine months ended September 30, 2007 was approximately $136 million and $66 million, respectively. For both the three and nine months ended September 30, 2007, the weighted average interest rate on weighted average outstanding borrowings was approximately 5.6%, which excludes the amortization of deferred financing costs and facility and program fees on unfunded balances. The Company is in compliance with all its debt covenants. As of September 30, 2007, the Company had restricted cash balances of approximately $5 million which it maintained in accordance with the terms of the Facility. A portion of these funds, approximately $2 million, were released to the Company in October 2007.

7. DISTRIBUTABLE TAX INCOME

The Company intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. As of December 31, 2006, the Company’s undistributed taxable income was approximately $529,000. The Company has distributed this income in 2007.

For the three months ended September 30, 2007, the Company declared a dividend on September 24, 2007 of $0.37 per share for a total of approximately $7 million. The record date was October 10, 2007 and the dividend was distributed on October 26, 2007.

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the nine months ended September 30, 2007:

Pre-tax net increase in stockholders’ equity resulting from operations	$26,205,820
Net unrealized gain on investments transactions not taxable	(8,073,874)
Other income not currently taxable	(1,795,006)
Expenses not currently deductible	15,039

Taxable income before deductions for distributions	$16,351,979

Taxable income before deductions for distributions per outstanding share	$0.91

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of September 30, 2007, the Company had committed to make a total of approximately $4 million of investments in various revolving senior secured loans, of which approximately $757,000 was funded. As of September 30, 2007, the Company had committed to make a total of approximately $517,000 of investments in a delayed draw senior secured loan. As of December 31, 2006, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, all of which was unfunded. As of December 31, 2006, the Company had committed to make a total of approximately $667,000 of investments in a delayed draw senior secured loan.

The Company and Katonah Debt Advisors have entered into first loss agreements in connection with warehouse credit lines established to fund the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage, and may enter into similar agreements in the future. Such first loss agreements relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for the Company’s first loss commitment, the Company receives net interest income from the underlying assets in the loan warehouse.

On February 7, 2007 and March 3, 2007, Katonah Debt Advisors engaged Bear Stearns & Co. Inc. (“Bear Stearns”) to structure and raise two CLO Funds, currently to be named Katonah 2007-I CLO Ltd. (formerly Briarcliff CLO I Ltd.) (“Katonah 2007”), and Katonah CLO XI Ltd. (“Katonah XI”), respectively, and to be managed by Katonah Debt Advisors. As part of these engagements, Katonah Debt Advisors entered into warehouse credit lines with Bear Stearns to fund the initial accumulation of assets for Katonah 2007 and Katonah XI, which provided for a first loss obligation of Katonah Debt Advisors, requiring it to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for Katonah 2007 and Katonah XI prior to their completion, or (ii) if one or both of these CLO Funds failed to close at the expiration of the engagement, a portion of the losses (if any) on the resale of the warehoused assets. As of September 30, 2007, Katonah 2007 and Katonah XI had acquired an aggregate of approximately $316 million and $147 million, respectively, determined on the basis of the par value of such assets. On October 12, 2007, Katonah Debt Advisors entered into a new engagement letter with Bear Stearns, pursuant to which the term of the engagement and of the warehouse credit lines was extended to December 31, 2008. The parties also agreed to structure and raise one additional CLO Fund (for a total of three funds) during the term of the engagement and to re-allocate the assets already warehoused among Katonah 2007, Katonah XI and the new CLO Fund to achieve a target size of approximately $315 million in assets for each such CLO Fund.

On March 12, 2007, Kohlberg Capital and Katonah Debt Advisors engaged Lehman to structure and raise a CLO Fund to invest in senior secured middle market corporate loans, to be named Ardsley CLO 2007-1 Ltd. and to be managed by Katonah Debt Advisors, and entered into a warehouse credit agreement and ancillary agreements with Lehman to fund the initial accumulation of assets for Ardsley. Under the warehouse credit agreement, Kohlberg Capital, as the first loss provider, was obligated to reimburse Lehman for (i) certain losses (if any) incurred on loans acquired for Ardsley with advances under the warehouse credit facility prior to the completion of the CLO Fund, or (ii) if the CLO Fund failed to close at the expiration of the engagement on December 19, 2007, a portion of the losses (if any) on the resale of the warehoused assets. On October 3, 2007, Kohlberg Capital, Katonah Debt Advisors and Ardsley agreed with Lehman to terminate the engagement, the warehouse credit facility and Kohlberg Capital’s first loss obligation upon payment to Lehman of a payoff amount equal to the amount owed under the warehouse credit facility as of the payoff date minus $1 million, to reflect the estimated current value of the warehoused loans. As part of the termination, Kohlberg Capital purchased all of Ardsley’s assets for an aggregate purchase price of approximately $72 million. Approximately $ 14 million in aggregate principal amount of such assets were purchased and subsequently sold in market transactions with third parties. The remaining approximately $58 million of debt securities from Ardsley will be retained in Kohlberg Capital’s investment portfolio. Ardsley is using the proceeds from its sale of these loans to the Company to repay the outstanding obligations under the warehouse credit facility. The Company expects to complete payment in full of all outstanding amounts under the warehouse credit facility by December 31, 2007 at which time the warehouse credit facility and Kohlberg Capital’s first loss obligations thereunder will terminate. The value of the Ardsley assets are not included as assets under management at Katonah Debt Advisors at September 30, 2007.

As a result of the termination of the Ardsley warehouse credit facility, the warehouse credit line with Bear Stearns pursuant to the engagement letter dated October 12, 2007 is the only guarantee arrangement to which the Company is a party with respect to the business of Katonah Debt Advisors.

9. STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $200 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CLO Funds and for the acquisition of Katonah Debt Advisors. During the nine months ended September 30, 2007, the Company issued 51,278 shares of common stock under its dividend reinvestment plan. The total number of shares outstanding as of September 30, 2007 and as of December 31, 2006 was 17,997,611 and 17,946,333, respectively.

10. STOCK OPTIONS

During 2006, the Company established a stock option plan (the “Plan”) and reserved 1,500,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors with an exercise price per share of $15.00 (the public offering price of the common stock). Such options vest equally over two, three or four years from the date of grant and have a ten-year exercise period. During the nine months ended September 30, 2007, the Company granted 495,000 options to its employees with a weighted average exercise price per share of $16.63, with a risk-free rate ranging between 4.6% to 5.3%, with volatility rates ranging between 20.5% to 22.4% and for which 25% of such options vest on each of the subsequent four grant date anniversaries and have a ten-year exercise period. During the nine months ended September 30, 2007, 70,000 options granted to employees were forfeited. As of September 30, 2007, 1,335,000 total options were outstanding, none of which were exercisable. The options have an estimated remaining contractual life of 9 years and 3 months.

During the three and nine months ended September 30, 2007, the weighted average grant date fair value per share for options granted during the period was $0.00 and $1.90, respectively. For both the three and nine months ended September 30, 2007, the weighted average grant date fair value per share for options forfeited during the period was $1.81. Information with respect to options granted, exercised and forfeited under the Plan for the nine months ended September 30, 2007 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2007	910,000	$15.00
Granted	495,000	$16.63
Exercised	—
Forfeited	(70,000)	$16.36

Outstanding at September 30, 2007	1,335,000	$15.53	9.3	$—

(1)	Represents the difference between the market value of the options at September 30, 2007 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the three months ended September 30, 2007, total stock option expense of approximately $145,000 was recognized and expensed at the Company. For the nine months ended September 30, 2007, total stock option expense of approximately $450,000 was recognized; of this amount approximately $370,000 was expensed at the Company and approximately $80,000 was expensed at Katonah Debt Advisors. At September 30, 2007, the Company had approximately $1.6 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized and allocated between the Company and Katonah Debt Advisors over a weighted average period of 2.8 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the three and nine months ended September 30, 2007, the Company’s contributions to the 401K Plan were $11,000 and $17,000, respectively.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the three and nine months ended September 30, 2007, the Company’s contributions to the Pension Plan were $24,000 and $49,000, respectively.

12. IMPACT OF NEW ACCOUNTING STANDARDS

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 provides guidance on the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company has adopted FIN 48 and concluded that it did not materially impact the Company’s financial position or results from operations.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements. SFAS 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. Under the standard, fair value measurements would be separately disclosed by level within the fair value hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, with early adoption permitted. The Company does not expect the adoption of SFAS 157 to materially impact the Company’s financial position or results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of a company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS No. 159, and its impact on the financial statements has not yet been determined.

13. SUBSEQUENT EVENTS

None other than as described elsewhere in the Footnotes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

Kohlberg Capital Corporation

New York, NY:

We have audited the accompanying balance sheet of Kohlberg Capital Corporation (the “Company”) as of December 31, 2006 and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period December 11, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kohlberg Capital Corporation as of December 31, 2006, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period December 11, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, NY

March 23, 2007

KOHLBERG CAPITAL CORPORATION

BALANCE SHEET

As of December 31, 2006

As of December 31, 2006
ASSETS
Investments at fair value:
Investments in debt securities (cost of $190,767,384)	$190,767,384
Investments in CDO fund securities (cost of $20,870,000)	20,870,000
Affiliate investment (cost of $33,394,995)	37,574,995

Total investments at fair value	249,212,379
Cash and cash equivalents	32,404,493
Interest receivable	602,085
Other assets	156,890

Total assets	$282,375,847

LIABILITIES
Payable for open trades	24,183,044
Accounts payable and accrued expenses	1,704,548
Due to affiliate	87,832

Total liabilities	$25,975,424

Commitments and contingencies (Note 7)

STOCKHOLDERS’ EQUITY
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 17,946,333 common shares issued and outstanding	179,463
Capital in excess of par value	251,550,420
Undistributed net investment income	416,753
Undistributed net realized gains	1,077
Net unrealized appreciation on investments	4,252,710

Total stockholders’ equity	256,400,423

Total liabilities and stockholders’ equity	$282,375,847

NET ASSETS PER SHARE	$14.29

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF OPERATIONS

For the Period December 11, 2006 (inception) through December 31, 2006
INVESTMENT INCOME:
Interest from investments in debt securities	$572,065
Interest from cash & cash equivalents	132,841
Dividends from investments in CDO fund securities	405,203
Capital structuring service fees	41,794

Total investment income	1,151,903

EXPENSES:
Compensation expenses	175,186
Professional fees	371,624
Insurance	12,821
Organizational Expenses	40,000
Administrative and other	41,647

Total expenses	641,278
Equity in loss of affiliate	(72,710)

NET INVESTMENT INCOME BEFORE INCOME TAX EXPENSE	437,915
Excise taxes	(21,162)

NET INVESTMENT INCOME	416,753
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains from investment transactions	1,077
Net unrealized gains on affiliate investment	4,252,710

Net realized and unrealized gain on investments	4,253,787

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$4,670,540

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 3)	$0.26
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED	17,946,333

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
AGA Medical Corporation Healthcare, Education and Childcare	Senior Secured Loan; Tranche B (7.4%, Due 4/13)	$3,826,751	$3,823,346	$3,823,346

Astoria Generating Company Acquisitions, LLC Utilities	Junior Secured Loan; Second Lien Term C (9.1%, Due 8/13)	2,000,000	2,000,000	2,000,000

Atlantic Marine Holding Company Cargo Transport	Senior Secured Loan; Term Loan (7.9%, Due 8/13)	1,990,000	2,004,839	2,004,839

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan; First Lien Term Loan (8.1%, Due 7/12)	1,995,000	2,009,860	2,009,860

Bay Point Re Limited Insurance (3)	Senior Secured Loan; Term Loan (9.9%, Due 12/10)	3,000,000	3,026,001	3,026,001

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Revolver (11.4%, Due 11/11)	375,000	375,000	375,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan A (11.4%, Due 11/11)	4,000,000	4,000,000	4,000,000

Capital Automotive REIT Automobile	Senior Secured Loan; Term Loan (7.1%, Due 12/10)	3,721,052	3,730,265	3,730,265

Caribe Information Investments Incorporated Printing and Publishing	Senior Secured Loan; Term Loan (7.6%, Due 3/13)	6,315,895	6,310,527	6,310,527

Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan; Initial Term Loan (8.6%, Due 9/12)	7,000,000	7,034,764	7,034,764

Clarke American Corp. Printing and Publishing	Senior Secured Loan; Term Loan B (8.6%, Due 12/11)	2,478,134	2,508,872	2,508,872

Clayton Holdings, Inc Finance	Senior Secured Loan; Term Loan (8.4%, Due 12/11)	811,555	815,586	815,586

Concord Re Limited Insurance (3)	Senior Secured Loan; Term Loan (9.6%, Due 2/12)	3,000,000	3,029,779	3,029,779

CST Industries, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.5%, Due 8/13)	997,500	1,001,219	1,001,219

Dayco Products LLC—(Mark IV Industries, Inc.) Automobile	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 12/11)	500,000	501,861	501,861

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 10/13)	1,000,000	1,011,187	1,011,187

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan; Third Lien Term Loan (12.9%, Due 4/14)	1,500,000	1,518,652	1,518,652

Delta Educational Systems, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (8.9%, Due 6/12)	2,985,987	2,985,987	2,985,987

Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.1%, Due 12/12)	5,000,000	5,000,000	5,000,000

First American Payment Systems, L.P. Finance	Senior Secured Loan; Term Loan (8.6%, Due 10/13)	3,990,000	3,990,000	3,990,000

Flatiron Re Ltd. Insurance (3)	Senior Secured Loan; Closing Date Term Loan (9.6%, Due 12/10)	4,042,105	4,082,142	4,082,142

Flatiron Re Ltd. Insurance (3)	Senior Secured Loan; Delayed Draw Term Loan (9.6%, Due 12/10)	1,957,895	1,977,287	1,977,287

Gentiva Health Services, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (7.7%, Due 3/13)	1,848,649	1,848,649	1,848,649

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Senior Secured Loan; First Lien Tranche A Credit-Linked Deposit (8.3%, Due 6/11)	1,257,143	1,207,290	1,207,290

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Senior Secured Loan; First Lien Tranche B Term Loan (8.4%, Due 6/11)	2,729,143	2,620,917	2,620,917

Ginn LA Conduit Lender, Inc. Buildings and Real Estate (4)	Junior Secured Loan; Second Lien Term Loan (12.4%, Due 6/12)	1,000,000	851,051	851,051

Gleason Works Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 6/13)	1,878,788	1,888,127	1,888,127

Hawkeye Renewables, LLC Farming and Agriculture	Senior Secured Loan; First Lien Term Loan (9.4%, Due 6/12)	2,992,481	2,908,240	2,908,240

HCA Inc. Healthcare, Education and Childcare	Senior Secured Loan; Tranche B Term Loan (8.1%, Due 11/13)	4,000,000	4,037,307	4,037,307

HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan; Term Loan B (8.6%, Due 3/13)	2,985,000	2,996,125	2,996,125

Infiltrator Systems, Inc. Ecological	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	4,000,000	3,985,099	3,985,099

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Senior Secured Loan; 1st Lien Term Loan (8.4%, Due 5/12)	3,854,545	3,864,114	3,864,114

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Junior Secured Loan; 2nd Lien Term Loan (12.4%, Due 5/13)	1,000,000	1,004,970	1,004,970

IPC Systems, Inc. Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 9/14)	2,500,000	2,500,000	2,500,000

Jones Stephens Corp. Buildings and Real Estate (4)	Senior Secured Loan; Term Loan (9.2%, Due 9/12)	7,000,000	6,965,235	6,965,235

JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan; Term Loan (2nd Lien) (11.6%, Due 12/13)	2,000,000	2,000,000	2,000,000

La Paloma Generating Company, LLC Utilities	Junior Secured Loan; Second Lien Term Loan (8.9%, Due 8/13)	2,000,000	2,000,000	2,000,000

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)	Senior Secured Loan; 1st Lien (8.6%, Due 1/10)	3,960,000	3,842,676	3,842,676

LBREP/L-Suncal Master I LLC Buildings and Real Estate (4)	Junior Secured Loan; 2nd Lien (12.6%, Due 1/11)	2,000,000	1,891,032	1,891,032

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Loan; First Lien Term Loan (9.2%, Due 8/12)	2,985,000	2,985,000	2,985,000

Levlad LLC & Arbonne International LLC Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (8.4%, Due 6/13)	1,946,667	1,956,351	1,956,351

Longyear Canada, ULC (Boart Longyear) (3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; 1st Lien Term Loan (8.6%, Due 10/12)	245,603	245,603	245,603

Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First (8.6%, Due 10/12)	264,495	264,495	264,495

Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (8.6%, Due 10/12)	2,450,264	2,450,264	2,450,264

LPL Holdings, Inc. Finance	Senior Secured Loan; Tranche C Term Loan (8.1%, Due 6/13)	5,392,462	5,414,881	5,414,881

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
LSP Kendall Energy, LLC Utilities	Senior Secured Loan; Term Loan (7.4%, Due 10/13)	1,922,988	1,913,428	1,913,428

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Junior Secured Loan; Second Lien Term Loan (14.3%, Due 6/13)	1,000,000	1,000,000	1,000,000

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (10.8%, Due 12/12)	4,000,000	4,000,000	4,000,000

Metaldyne Corporation Automobile	Senior Secured Loan; Term D (10.1%, Due 12/09)	1,997,475	1,997,475	1,997,475

Michaels Stores, Inc. Retail Stores	Senior Secured Loan; Term Loan (8.4%, Due 10/13)	1,958,333	1,958,333	1,958,333

Mirant North America, LLC Utilities	Senior Secured Loan; Term Loan (7.1%, Due 1/13)	3,960,000	3,950,163	3,950,163

Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 1/10)	1,989,873	2,004,614	2,004,614

Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Construction Term Loan (8.6%, Due 6/13)	1,365,854	1,369,248	1,369,248

Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Synthetic LC (8.6%, Due 6/13)	634,146	635,722	635,722
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (8.6%, Due 6/11)	4,756,944	4,721,569	4,721,569

Primus International Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (7.9%, Due 6/12)	3,292,188	3,300,360	3,300,360

Rhodes Companies, LLC (The) Buildings and Real Estate (4)	Junior Secured Loan; Second Lien Term Loan (12.9%, Due 11/11)	2,000,000	1,910,700	1,910,700

Sorenson Communications, Inc. Electronics	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 8/13)	2,978,525	2,997,041	2,997,041

Standard Steel, LLC Cargo Transport	Senior Secured Loan; Delayed Draw Term Loan (1.%, Due 6/12)	—	4,965	4,965

Standard Steel, LLC Cargo Transport	Senior Secured Loan; Initial Term Loan (7.9%, Due 6/12)	3,316,667	3,341,369	3,341,369

Standard Steel, LLC Cargo Transport	Junior Secured Loan; Second Lien Term Loan (11.4%, Due 6/13)	1,000,000	1,009,941	1,009,941

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 9/12)	1,995,000	2,007,386	2,007,386

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Stratus Technologies, Inc. Electronics	Senior Secured Loan; First Lien Term Loan (8.4%, Due 3/11)	1,990,000	1,985,070	1,985,070

Thermal North America, Inc. Utilities	Senior Secured Loan; Credit Linked Deposit (8.1%, Due 10/08)	400,000	401,469	401,469

Thermal North America, Inc. Utilities	Senior Secured Loan; Term Loan (8.1%, Due 10/08)	3,600,000	3,617,627	3,617,627

TLC Funding Corp. Healthcare, Education and Childcare	Senior Secured Loan; First Lien Term Loan (12.3%, Due 5/12)	3,970,000	3,871,451	3,871,451

TransAxle LLC Automobile	Senior Secured Loan; Revolver (8.9%, Due 9/12)	—	—	—

TransAxle LLC Automobile	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	2,962,500	2,962,500	2,962,500

United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Delayed Draw Tranche B Loan (9.1%, Due 2/12)	750,000	750,000	750,000

United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Tranche B Term Loan (9.1%, Due 2/12)	3,250,000	3,250,000	3,250,000

Valleycrest Holding Co. (VCC Holdco) Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 4/14)	1,000,000	1,007,461	1,007,461

Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (7.6%, Due 6/13)	902,313	902,313	902,313

Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 12/13)	2,500,000	2,512,432	2,512,432

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 3/14)	2,000,000	2,044,763	2,044,763

WM. Bolthouse Farms, Inc. Beverage, Food and Tobacco	Senior Secured Loan; Term Loan (First Lien) (7.6%, Due 12/12)	2,592,462	2,586,023	2,586,023

Wolf Hollow I, LP Utilities	Senior Secured Loan; Acquisition Term Loan (7.6%, Due 6/12)	792,335	778,545	778,545

Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Letter of Credit (7.6%, Due 6/12)	668,412	656,779	656,779

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Revolver Deposits (7.6%, Due 6/12)	167,103	164,195	164,195

Wolf Hollow I, LP Utilities	Junior Secured Loan; Term Loan (Second Lien) (9.9%, Due 12/12)	2,683,177	2,689,842	2,689,842

Total Investments in Debt Securities (77% of total investment assets at fair value)		$191,173,409	$190,767,384	$190,767,384

CDO Fund Investments	Investment	Percent of Class Held	Cost	Value(2)
Katonah III, Ltd.	Preferred Shares	23.08%	$4,500,000	$4,500,000
Katonah IV, Ltd.	Preferred Shares	17.14%	3,150,000	3,150,000
Katonah V, Ltd.	Preferred Shares	26.67%	3,320,000	3,320,000
Katonah VII CLO Ltd.	Subordinated Securities	16.36%	4,500,000	4,500,000
Katonah VIII CLO Ltd.	Subordinated Securities	10.30%	3,400,000	3,400,000
Katonah IX CLO Ltd.	Preferred Shares	6.86%	2,000,000	2,000,000

Total Investments in CDO Funds (8% of total investment assets at fair value)			$20,870,000	$20,870,000

Portfolio Company / Principal Business	Investment	Percent of Interests Held	Cost	Value(2)
Katonah Debt Advisors, L.L.C. / Asset Management (15% of total investment assets at fair value)	Membership Interests	100.00%	$33,394,995	$37,574,995

Total Investments (5)			$245,032,379	$249,212,379

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which reset semi-annually , quarterly , or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2006.
(2)	Reflects the fair market value of all existing investments as of December 31, 2006, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2006, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CDO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $245 million. The aggregate gross unrealized appreciation is approximately $4 million and there is no gross unrealized depreciation.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 11, 2006 (inception) through December 31, 2006

For the Period December 11, 2006 (inception) through December 31, 2006
Operations:
Net investment income	$416,753
Net realized gains from investment transactions	1,077
Net unrealized gains on affiliate investment	4,252,710

Net increase in net assets resulting from operations	4,670,540

Capital share transactions:
Issuance of common stock—initial public offering	199,451,388
Issuance of common stock—for interests in affiliate company	33,394,995
Issuance of common stock—for interests in CDO securities	18,870,000
Stock based compensation	13,500

Net increase in net assets resulting from capital share transactions	251,729,883

Net assets at beginning of period	—

Net assets at end of period (including accumulated undistributed net investment income of $416,753)	$256,400,423

Net asset value per common share	$14.29
Common shares outstanding at end of period	17,946,333

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF CASH FLOWS

For the Period December 11, 2006 (inception) through December 31, 2006
OPERATING ACTIVITIES:
Net increase in stockholders’ equity resulting from operations	$4,670,540
Adjustments to reconcile net increase in stockholders’ equity resulting from operations:
Realized gain on investment transactions	(1,077)
Unrealized gain on investment transactions	(4,252,710)
Net accretion of discount on securities	(3,819)
Purchases of investments	(169,112,759)
Proceeds from sale and redemption of investments	533,315
Stock based compensation expense	13,500
Loss from affiliate—undistributed	72,710
Changes in operating assets and liabilities:
Interest receivable	(602,085)
Other assets	(156,890)
Accounts payable and accrued expenses	1,704,548
Due to affiliate	87,832

Net cash used in operating activities	(167,046,895)
FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	199,451,388
Dividends paid in cash	—

Net cash provided by financing activities	199,451,388

CHANGE IN CASH AND CASH EQUIVALENTS	32,404,493
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$32,404,493

Supplemental Information:
Interest paid during the period	$—
Issuance of common stock for affiliate investment	$33,394,995
Issuance of common stock for CDO equity investments	$18,870,000
Dividends declared during the period	$—

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

Period December 11, 2006 (inception) Through December 31, 2006

($ per share)

For the Period December 11, 2006 (inception) Through December 31, 2006
Per Share Data:
Net asset value, at beginning of period	$15.00
Underwriting costs	(0.97)

Post-IPO net asset value	14.03

Net investment income (1)	0.02
Net realized gains (1)(2)	—
Net change in unrealized appreciation on investments (1)(2)	0.24

Net increase in net assets resulting from operations (1)	0.26

Net asset value, end of year	$14.29

Ratio/Supplemental Data:
Per share market value at end of period	$17.30
Total return (3)	15.3%
Shares outstanding at end of period	17,946,333
Net assets at end of period	$256,400,423
Portfolio turnover rate	0.3%
Average debt outstanding	$—
Ratio of net investment income to average net assets	4.4%
Ratio of non-interest expenses to average net assets (4)	6.3%
Interest expense to average net assets	0.0%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period.
(3)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid, if any, during the period, divided by the beginning price.
(4)	The ratio of non-interest expenses to average net assets for the 20 day period December 11, 2006 through December 31, 2006 has been annualized and includes various organizational and professional fees related to the Company’s IPO and may not be indicative of future results.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2006

1. ORGANIZATION

Kohlberg Capital Corporation is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the 1940 Act. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of our common stock raised net proceeds of approximately $200 million.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also plans to expand the middle market investment business and asset management business of Katonah Debt Advisors, which the Company acquired prior to the IPO. As of December 31, 2006, Katonah Debt Advisors had approximately $1.4 billion of assets under management and continues to manage CDO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company intends to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States. The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method. The Company carries its investments at fair value, as determined by the Board of Directors.

Loans and Debt Securities. For loans and debt securities, fair value generally approximates amortized cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount. As a general rule, the Company does not value its loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired.

Equity and Equity-Related Securities. The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which will be determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

CDO Fund Securities. The securities issued by CDO funds managed by Katonah Debt Advisors (“CDO Funds”) are primarily held by third parties. The Company’s investments in CDO Funds (“CDO Investments”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO Investments as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CDO Investment ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CDO Investment. The Company determines the fair value of its CDO Investments on an individual security-by-security basis. If the Company were to sell a group of CDO Investments in a pool in one or more transactions, the total value recorded for that pool may be different than the sum of the fair values of the individual CDO Investments.

The Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with accounting principles generally accepted in the United States.

Earnings per Common Share. Basic earnings per common share (“EPS”) is computed by dividing the net increase in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the assumed conversion of all dilutive securities, including stock options.

Interest Income. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. At December 31, 2006, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Payment in Kind Interest. The Company may have loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. In order for the Company to maintain its RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Fee Income. Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by the Company to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation. The Company may, from time to time, issue stock options under the 2006 Kohlberg Capital Equity Incentive Plan (“Equity Incentive Plan”) to officers and employees for services rendered to us. The Company will follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation , a method by which the fair value of options are determined and expensed. The Company is internally managed and therefore does not incur management fees payable to third parties.

Stock-Based Compensation. The Company follows the provisions of SFAS No. 123R “Share-Based Payment,” (“SFAS No. 123R”) which requires all companies to measure compensation costs for all share-based payments, including employee stock options, at fair value. Under SFAS 123R, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Federal Income Taxes. The Company intends to qualify and elect and intends to continue to qualify for the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

In accordance with Statement of Position 93-2, “Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies,” book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to capital in excess of par value. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Dividends. Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Offering Expenses

The Company’s offering costs were charged against the net proceeds from the IPO.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share resulting for the period of December 11, 2006 (the date of our initial public offering) through December 31, 2006:

Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share:	$4,670,540
Denominator for basic net increase in stockholders’ equity resulting from operations per share:	17,946,333
Basic net increase in stockholders’ equity resulting from operations per share:	$0.26
Denominator for diluted net increase in stockholders’ equity resulting from operations per share:	17,946,333
Diluted net increase in stockholders’ equity resulting from operations per share:	$0.26

4. INVESTMENTS

For the period of December 11, 2006 (the date of our initial public offering) through December 31, 2006, the Company purchased approximately $191 million of investments in debt securities and $2 million of investments in collateralized debt obligation securities. As of December 31, 2006, no debt securities were on non-accrual status.

Investment Securities

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. As of December 31, 2006, together with its wholly-owned portfolio company Katonah Debt Advisors, the Company had a staff of 14 investment professionals who specialize in specific industries and generally seek to invest in companies about which the Company has direct expertise. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at December 31, 2006:

Security Type	December 31, 2006
	Investments at Fair Value	Percentage of Portfolio
Senior Secured Loan	$163,313,492	65.5%
Junior Secured Loan	27,453,892	11.0
CDO Equity	20,870,000	8.4
Portfolio Management Company	37,574,995	15.1
Total	$249,212,379	100%

The industry concentrations, based on the fair value of the Company’s investment portfolio as of December 31, 2006, was as follows:

Industry	December 31, 2006 (unaudited)
	Investments at Fair Value	Percentage of Portfolio
Aerospace and Defense	$10,066,692	4.0%
Automobile	9,192,101	3.7
Beverage, Food and Tobacco	2,586,023	1.0
Buildings and Real Estate	19,288,901	7.7
Cargo Transport	6,361,114	2.6
CDO Equity	20,870,000	8.4
Containers, Packaging and Glass	4,869,084	2.0
Diversified/Conglomerate Manufacturing	6,001,219	2.4
Diversified/Conglomerate Service	5,517,321	2.2
Ecological	3,985,099	1.6
Electronics	7,511,950	3.0
Farming and Agriculture	4,913,210	2.0
Finance	10,220,467	4.1
Healthcare, Education and Childcare	28,937,865	11.5
Home and Office Furnishings, Housewares, and Durable Consumer	2,985,000	1.2
Insurance	12,115,209	4.9
Leisure, Amusement, Motion Pictures, Entertainment	7,034,764	2.8
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	6,855,875	2.8
Mining, Steel, Iron and Non-Precious Metals	4,004,614	1.6
Personal and Non Durable Consumer Products (Mfg. Only)	5,371,096	2.2
Personal Transportation	4,000,000	1.6
Portfolio Management Company	37,574,995	15.1
Printing and Publishing	8,819,399	3.5
Retail Stores	1,958,333	0.8
Utilities	18,172,048	7.3

Total	$249,212,379	100.0%

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CDO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. At December 31, 2006, approximately 13% of the Company’s investments were foreign assets (including the Company’s investments in CDO Funds, which are typically domiciled outside the U.S. and represent approximately 8% of its portfolio). As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At December 31, 2006, the Company’s ten largest portfolio companies represented approximately 35% of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 15% of the total fair value of the Company’s investments.

Investment in CDO Fund Securities

Prior to its IPO, the Company issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated debt and preferred stock securities issued by CDO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) managed by Katonah Debt Advisors and two other asset managers. Subsequent to its IPO, the Company purchased $2 million of CDO Fund securities issued by Katonah IX CLO, Ltd. bringing the Company’s CDO Investments to approximately $21 million as of December 31, 2006. The CDO Funds managed by Katonah Debt Advisors invest exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

The following table sets forth information regarding CDO Funds securities investments as of December 31, 2006:

CDO Fund Equity Security	Principal Business	Type of Security	Percentage of Class Held	Cost of Investment	Fair Value of Investment
Katonah III, Ltd.	CDO Fund	Preferred Shares	23.08%	$4,500,000	$4,500,000
Katonah IV, Ltd.	CDO Fund	Preferred Shares	17.14%	3,150,000	3,150,000
Katonah V, Ltd.	CDO Fund	Preferred Shares	26.67%	3,320,000	3,320,000
Katonah VII CLO Ltd.	CDO Fund	Subordinated Securities	16.36%	4,500,000	4,500,000
Katonah VIII CLO Ltd.	CDO Fund	Subordinated Securities	10.30%	3,400,000	3,400,000
Katonah IX CLO Ltd.	CDO Fund	Preferred Shares	6.86%	2,000,000	2,000,000

Total CDO Equity				$20,870,000	$20,870,000

5. WHOLLY-OWNED ASSET MANAGER

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of December 31, 2006, Katonah Debt Advisors had approximately $1.4 billion of assets under management.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CDO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

Katonah Debt Advisors, as a wholly-owned portfolio company, is accounted for using the equity method of accounting consistent with the Company’s status as a BDC. Under the equity method of accounting, Katonah Debt Advisors is initially recorded at cost on the Company’s balance sheet. Subsequent net income or losses of Katonah Debt Advisors under accounting principles generally accepted in the United States (“GAAP”) is recognized as affiliate income or loss on the Company’s income statement with a corresponding increase (in the case of net income) or decrease (in the case of net loss) in the cost basis of the investment in Katonah Debt Advisors on the Company’s balance sheet. The revenue that Katonah Debt Advisors generates through the fees it receives for managing CDO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Cash distributions of Katonah Debt Advisors’ accumulated GAAP net income would increase cash and reduce the basis of Katonah Debt Advisors on the Company’s balance sheet. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is primarily based on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company ‘s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and distributable income by which GAAP income will exceed distributable income by approximately $2 million per year over such period. As a result, if Katonah Debt Advisors were to distribute its GAAP net income to the Company, only Katonah Debt Advisors’ taxable net income after such goodwill amortization will be required to be distributed to the Company’s shareholders.

At December 31, 2006, amounts due to affiliates totaled approximately $88,000.

Summarized financial information for Katonah Debt Advisors follows:

As of December 31, 2006
ASSETS
Current assets	$2,860,329
Noncurrent assets	661,637

Total assets	$3,521,966

LIABILITIES
Current liabilities	$2,602,755

Total liabilities	$2,602,755

For the Period December 11, 2006 through December 31, 2006
Gross revenue	$200,610
Total expenses	(273,320)

Net income	(72,710)

6. DISTRIBUTABLE TAX INCOME

The Company currently intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. To avoid certain excise taxes imposed on RICs, the Company is generally required to distribute during each calendar year an amount at least equal to the sum of

(1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. If this requirement is not met, the Company will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. As of December 31, 2006, the Company’s undistributed taxable income was approximately $529,000 and its excise tax liability was approximately $21,000. The Company plans to distribute 2006 distributable income in 2007.

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the period of December 11, 2006 (inception) through December 31, 2006:

Pre-tax net increase in stockholders’ equity resulting from operations	$4,691,702
Net unrealized gain on investments transactions not taxable	(4,252,710)
Other losses not currently taxable	72,710
Expenses not currently deductible	17,345

Taxable income before deductions for distributions	$529,047

Taxable income before deductions for distributions per outstanding share	$0.03

7. COMMITMENTS AND CONTINGENCIES

As of December 31, 2006, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, all of which was unfunded. As of December 31, 2006, the Company had committed to make a total of approximately $667,000 of investments in a delayed draw senior secured loan.

The following table summarizes our operating lease obligations as of December 31, 2006:

	Payments Due by Period
Contractual Obligations	Total	2007	2008	2009	2010	2011	More than 5 Years
Operating lease obligations	$2,092,099	$298,871	$298,871	$298,871	$298,871	$298,871	$597,744

8. STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $199 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CDO Funds and for the acquisition of Katonah Debt Advisors. Total shares outstanding as of December 31, 2006 was 17,946,333.

9. STOCK OPTIONS

During 2006, the Company established a stock option plan (the “Plan”) and reserved 1,500,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors with an exercise price per share of $15.00 (the public offering price of the common stock). Such options vest equally over two, three or four years from the date of grant and have a ten-year exercise period. As of December 31, 2006, 910,000 options were outstanding, none of which where exercisable. The options have an estimated remaining contractual life of 9 years and 11 months.

A summary of the status of our stock option plan as of and for the year ended December 31, 2006 is as follows:

Range of Exercise Prices	Options Outstanding			Options Exercisable
	Number Outstanding at December 31, 2005	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2005	Weighted Average Exercise Price
$15.00	910,000	10.0	$15.00	—	$15.00

The following table reflects the weighted average fair value per option granted during 2006, as well as the weighted average assumptions used in determining those fair values using the American Binary Option pricing model.

Year Ended December 31, 2006
Options granted	910,000
Fair value on date of grant	$1.43
Dividend yield	10.0%
Expected volatility	21%
Risk-free interest rate	4.6%
Expected life (years)	10.0

The expected stock price volatility has been determined based upon the historical volatilities for similar publicly traded BDC’s over a similar time period of the expected option life.

For the period December 11, 2006 (inception) through December 31, 2006, stock option expense of $13,500 was recognized. At December 31, 2006, the Company had approximately $1.3 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized over a weighted average period of 3.2 years.

10. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of contributions, which fully vest at the time of contribution. For the year ended December 31, 2006, no employer contributions to the 401K Plan were made.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the year ended December 31, 2006, no employer contributions to the Pension Plan were made.

11. IMPACT OF NEW ACCOUNTING STANDARDS

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 provides guidance on the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN 48 to materially impact our financial position or results of operations.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements. SFAS 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. Under the standard, fair value measurements would be separately disclosed by level within the fair value hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, with early adoption permitted. We do not expect the adoption of SFAS 157 to materially impact our financial position or results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS No. 159, and its impact in the financial statements has not yet been determined.

12. SELECTED QUARTERLY DATA

For the Period December 11, 2006 (inception) Through December 31, 2006(1)
Total Investment Income	$1,151,903
Net Realized and Unrealized Gain on Investments	4,253,787
Equity in loss of affiliate	(72,710)
Total Expenses	(662,400)

Net Increase in Stockholders’ Equity Resulting from Operations	$4,670,580

Per Share Data:
Net Investment Income:
Basic:	$0.02
Diluted:	$0.02
Cash Dividend Declared:	$—
Net Increase in Stockholder’s Equity Resulting from Operations:
Basic:	$0.26
Diluted:	$0.26
Total Assets	$282,375,847
Total Debt	$—
Total Stockholders’ Equity	$256,400,423
Net Asset Value per Common Share	$14.29

(1)	Prior to December 11, 2006 the Company had no material operations.

13. SUBSEQUENT EVENTS

On January 19, 2007, our Board of Directors approved grants of options to purchase 345,000 shares of our common stock under our Equity Incentive Plan to employees with an exercise price per share equal to the closing price on that day of $16.36. These options vest ratably over a four year period and expire in ten years.

On February 5, 2007, the Board of Directors approved a grant of options to purchase 25,000 shares of the Company’s common stock options under the Company’s Equity Incentive Plan to an employee with an exercise price per share equal to the closing price on that day of $17.37. These options vest ratably over a four year period and expire in ten years.

On February 7, 2007, the Company entered into an agreement with Bear, Stearns & Co. Inc. (“Bear Stearns”) pursuant to which Bear Stearns will provide services relating to the formation of a CDO Fund, managed by Katonah Debt Advisors, to be named Briarcliff CLO I Ltd. (“Briarcliff”), which will invest in broadly syndicated corporate loans and mezzanine securities of CDO funds (other than the CDO Funds managed by Katonah Debt Advisors) rated “BBB” or “BB”, with a total fund size expected to be $300 million. As part of this engagement, the Company entered into a warehouse credit agreement, under which Bear Stearns will provide funding which will allow the Company to accumulate assets for Briarcliff. Pursuant to this warehouse credit agreement, the Company agreed to reimburse Bear Stearns for losses incurred on loans acquired for Briarcliff prior to the completion of the fund (a “First Loss Guarantee”) with such reimbursement limited based on a percentage of warehoused assets. In return for providing this First Loss Guarantee, the Company will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon the closing of the securitization, less the financing costs of LIBOR plus 0.75%, reset daily.

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million (with an ability to increase to $250 million subject to certain conditions) in financing (the “Facility”). Advances under the Facility will be used by the Company primarily to make additional investments.

The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I. Under the Facility, funds are loaned by or through certain lenders at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus an applicable margin. The interest charged on borrowed funds is based on the commercial paper rate plus 0.70% and is payable monthly.

On March 3, 2007, the Company entered into an agreement with Bear Stearns pursuant to which Bear Stearns will provide services relating to the formation of a CDO Fund, managed by Katonah Debt Advisors, to be named Katonah CLO XI Ltd. (“Katonah CLO XI”) which will invest in broadly syndicated senior loans, second lien loans, and other credit instruments (excluding asset backed securities such as those secured by residential mortgages or other consumer borrowings) with a total fund size expected to be $400 million. As part of this engagement, the Company entered into a warehouse credit agreement, under which Bear Stearns will provide funding which will allow the Company to accumulate assets for Katonah CLO XI. Pursuant to this warehouse credit agreement, the Company agreed to reimburse Bear Stearns for losses incurred on loans acquired for Katonah CLO XI prior to the completion of the fund with such reimbursement limited based on a percentage of warehoused assets. In return for providing this First Loss Guarantee, the Company will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon closing of the securitization, less the financing costs of 0.75% plus LIBOR, reset daily.

On March 12, 2007, the Company entered into an agreement with Lehman Commercial Paper Inc. (“Lehman”) pursuant to which Lehman will provide services relating to the formation of a CDO Fund, managed by Katonah Debt Advisors, to be named Ardsley CLO 2007-1 Ltd. (“Ardsley CLO 2007-1”) which will invest in senior loans to middle market companies, broadly syndicated senior loans and other credit instruments (excluding asset backed securities such as those secured by residential mortgages or other consumer borrowings) of corporate issuers with a total fund size expected to be $300 million. As part of this engagement, the Company entered into a warehouse credit agreement, under which Lehman will provide funding which will allow the Company to accumulate assets for Ardsley CLO 2007-1. Pursuant to this warehouse credit agreement, the Company agreed to reimburse Lehman for losses incurred on loans acquired for Ardsley CLO 2007-1 prior to the completion of the fund with such reimbursement limited based on a percentage of warehoused assets. In return for providing this First Loss Guarantee, the Company will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon closing of the securitization, less the financing costs of 0.75% plus LIBOR, reset daily.

Up to 3,100,000 Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

Common Stock

PROSPECTUS

                    , 2008

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Kohlberg Capital Corporation (the “Company” or “Registrant”) are included in this registration statement:

2. Exhibits

Exhibit Number	Description
a	Form of Certificate of Incorporation of Kohlberg Capital Corporation (the “Company”).(1)

b	Form of Bylaws of the Company.(2)

d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share.(1)

d.2	Form of Registration Rights Agreement.(3)

d.3	Form of Subscription Certificate.*

d.4	Form of Notice of Guaranteed Delivery and form of Beneficial Owner Certification.*

d.5	Form of Subscription Agent Agreement.*

e	Form of Dividend Reinvestment Plan.(3)

h.1	Form of Dealer Manager Agreement between the Company and .*

i.1	Form of the 2006 Equity Incentive Plan.(3)

i.2	Form of Kohlberg Capital Non-Qualified Stock Option Certificate.(3)

j	Form of Custodian Agreement by and among Kohlberg Capital Corporation and U.S. Bank National Association.(3)

Exhibit Number	Description
k.1	Form of License and Referral Agreement between the Company and Kohlberg & Company, LLC.(1)

k.2	Form of Overhead Allocation Agreement between the Company and Katonah Debt Advisors, LLC.(3)

k.3	Form of Employment Agreement between Kohlberg Capital Corporation and Dayl W. Pearson.(3)

k.4	Form of Employment Agreement between Kohlberg Capital Corporation and Michael I. Wirth.(3)

k.5	Form of Employment Agreement between Kohlberg Capital Corporation and R. Jon Corless.(3)

k.6	Form of Employment Agreement between Kohlberg Capital Corporation and E.A. Kratzman.(3)

k.7	Form of Employment Agreement between Katonah Debt Advisors and E.A. Kratzman.(4)

k.8	Form of Indemnification Agreement for Officers and Directors of the Company.(4)

k.9	Execution Copy of Loan Funding and Servicing Agreement, dated as of February 14, 2007, by and among Kohlberg Capital Funding LLC I, Kohlberg Capital Corporation, each of the conduit lenders and institutional lenders from time to time party thereto, each of the lender agents from time to time party thereto, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, and U.S. Bank National Association, as Trustee.(5)

k.10	Execution Copy of Purchase and Sale Agreement, dated as of February 14, 2007, by and among Kohlberg Capital Funding LLC I and Kohlberg Capital Corporation.(6)

k.11	Execution Copy of First Amendment to Loan Funding and Servicing Agreement, dated as of May 30, 2007, by and among Kohlberg Capital Funding LLC I, Kohlberg Capital Corporation, each of the conduit lenders and institutional lenders from time to time party thereto, each of the lender agents from time to time party thereto, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, and U.S. Bank National Association, as Trustee.(7)

k.12	Execution Copy of Second Amendment to Loan Funding and Servicing Agreement, dated as of October 1, 2007, by and among Kohlberg Capital Funding LLC I, Kohlberg Capital Corporation, each of the conduit lenders and institutional lenders from time to time party thereto, each of the lender agents from time to time party thereto, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, and U.S. Bank National Association, as Trustee.(7)

l	Opinion of Ropes & Gray LLP, counsel to the Company.*

n.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

n.2	Consent of Ropes & Gray LLP, counsel to the Company (included in Exhibit l).

r	Form of Code of Ethics of the Company adopted under Rule 17j-1.(3)

(1)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714).
(2)	Incorporated by reference to the similarly lettered exhibit included on Form N-2, as filed on March 16, 2007 (File No. 333-141382).
(3)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(4)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 3 on Form N-2, as filed on November 24, 2006 (File No. 333-136714).
(5)	Incorporated by reference to the exhibit included in the Annual Report on Form 10-K, as filed on March 29, 2007 (File No. 814-00735).
(6)	Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on February 16, 2007 (File No. 814-00735).

(7)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 18, 2007 (File No. 333-146190).
*	To be filed by amendment.

Item 26.	Marketing Arrangements

None.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by the Registrant in connection with the offering:

Amount
SEC registration fee		$1,439
Accounting fees and expenses		*
Legal fees and expenses		*
Printing expenses		*
Transfer Agent’s fee		*
Nasdaq Global Select Market Additional Listing Fee		*
Miscellaneous		*
Total	$	*

*	To be completed by amendment.

The amounts set forth above, except for the Securities and Exchange Commission fee, are in each case estimated. All of the expenses set forth above will be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The information contained under the heading “Control Persons and Principal Stockholders” is incorporated herein by reference.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at January 31, 2008.

Title of Class	Number of Record Holders
Common Stock	18

Item 30.	Indemnification

The information contained under the heading “Description of Capital Stock—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $10 million.

Item 31.	Business and Other Connections of Investment Adviser

Not applicable.

Item 32.	Location of Accounts and Records

The Registrant maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1) The Registrant, 295 Madison Avenue, 6th Floor, New York, New York 10017;

(2) The Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110; and

(3) The Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) for purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th day of February, 2008.

KOHLBERG CAPITAL CORPORATION

By:	/s/ DAYL W. PEARSON
Name:	Dayl W. Pearson
Title:	President and CEO

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Dayl W. Pearson and Michael I. Wirth, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DAYL W. PEARSON DAYL W. PEARSON	President and Chief Executive Officer (principal executive officer)	February 8, 2008

/s/ MICHAEL I. WIRTH MICHAEL I. WIRTH	Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer (principal financial and accounting officer)	February 8, 2008

/s/ CHRISTOPHER LACOVARA CHRISTOPHER LACOVARA	Director	February 8, 2008

/S/ JAMES A. KOHLBERG JAMES A. KOHLBERG	Director	February 8, 2008

/S/ SAMUEL P. FRIEDER SAMUEL P. FRIEDER	Director	February 8, 2008

/s/ GARY CADEMARTORI GARY CADEMARTORI	Director	February 8, 2008

/s/ C. MICHAEL JACOBI C. MICHAEL JACOBI	Director	February 8, 2008

/s/ ALBERT G. PASTINO ALBERT G. PASTINO	Director	February 8, 2008

/s/ C. TURNEY STEVENS C. TURNEY STEVENS	Director	February 8, 2008

INDEX OF EXHIBITS

Exhibit Number	Description
a	Form of Certificate of Incorporation of Kohlberg Capital Corporation (the “Company”).(1)

b	Form of Bylaws of the Company.(2)

d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share.(1)

d.2	Form of Registration Rights Agreement.(3)

d.3	Form of Subscription Certificate.*

d.4	Form of Notice of Guaranteed Delivery and form of Beneficial Owner Certification.*

d.5	Form of Subscription Agent Agreement.*

e	Form of Dividend Reinvestment Plan.(3)

h.1	Form of Dealer Manager Agreement between the Company and .*

i.1	Form of the 2006 Equity Incentive Plan.(3)

i.2	Form of Kohlberg Capital Non-Qualified Stock Option Certificate.(3)

j	Form of Custodian Agreement by and among Kohlberg Capital Corporation and U.S. Bank National Association.(3)

k.1	Form of License and Referral Agreement between the Company and Kohlberg & Company, LLC.(1)

k.2	Form of Overhead Allocation Agreement between the Company and Katonah Debt Advisors, LLC.(3)

k.3	Form of Employment Agreement between Kohlberg Capital Corporation and Dayl W. Pearson.(3)

k.4	Form of Employment Agreement between Kohlberg Capital Corporation and Michael I. Wirth.(3)

k.5	Form of Employment Agreement between Kohlberg Capital Corporation and R. Jon Corless.(3)

k.6	Form of Employment Agreement between Kohlberg Capital Corporation and E.A. Kratzman.(3)

k.7	Form of Employment Agreement between Katonah Debt Advisors and E.A. Kratzman.(4)

k.8	Form of Indemnification Agreement for Officers and Directors of the Company.(4)

k.9	Execution Copy of Loan Funding and Servicing Agreement, dated as of February 14, 2007, by and among Kohlberg Capital Funding LLC I, Kohlberg Capital Corporation, each of the conduit lenders and institutional lenders from time to time party thereto, each of the lender agents from time to time party thereto, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, and U.S. Bank National Association, as Trustee.(5)

k.10	Execution Copy of Purchase and Sale Agreement, dated as of February 14, 2007, by and among Kohlberg Capital Funding LLC I and Kohlberg Capital Corporation.(6)

k.11	Execution Copy of First Amendment to Loan Funding and Servicing Agreement, dated as of May 30, 2007, by and among Kohlberg Capital Funding LLC I, Kohlberg Capital Corporation, each of the conduit lenders and institutional lenders from time to time party thereto, each of the lender agents from time to time party thereto, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, and U.S. Bank National Association, as Trustee.(7)

k.12	Execution Copy of Second Amendment to Loan Funding and Servicing Agreement, dated as of October 1, 2007, by and among Kohlberg Capital Funding LLC I, Kohlberg Capital Corporation, each of the conduit lenders and institutional lenders from time to time party thereto, each of the lender agents from time to time party thereto, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, and U.S. Bank National Association, as Trustee.(7)

Exhibit Number	Description
l	Opinion of Ropes & Gray LLP, counsel to the Company.*

n.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

n.2	Consent of Ropes & Gray LLP, counsel to the Company (included in Exhibit l).

r	Form of Code of Ethics of the Company adopted under Rule 17j-1.(3)

(1)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714).
(2)	Incorporated by reference to the similarly lettered exhibit included on Form N-2, as filed on March 16, 2007 (File No. 333-141382).
(3)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(4)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 3 on Form N-2, as filed on November 24, 2006 (File No. 333-136714).
(5)	Incorporated by reference to the exhibit included in the Annual Report on Form 10-K, as filed on March 29, 2007 (File No. 814-00735).
(6)	Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on February 16, 2007 (File No. 814-00735).
(7)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 18, 2007 (File No. 333-146190).
*	To be filed by amendment.